UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-3790

QUANTITATIVE GROUP OF FUNDS

55 Old Bedford Road

Lincoln, MA 01773

Elizabeth A. Watson, General Counsel

Quantitative Group of Funds

55 Old Bedford Road

Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: 781-259-1144

Date of fiscal year end:                  MARCH 31

Date of reporting period:               JULY 1, 2004 – JUNE 30, 2005

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/28/04 - S	Reynolds American Inc *RAI*		76182K105		06/16/04	1,900
	1	Approve Merger Agreement	For	For		Mgmt
	2	Adjourn Meeting	For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

08/17/04 - S	Countrywide Financial Corp. *CFC*		222372104		07/09/04	15,100
	1	Increase Authorized Common Stock	For	For		Mgmt

08/20/04 - A	Microchip Technology, Inc. *MCHP*		595017104		06/25/04	40,000
	1	Elect Directors	For	For		Mgmt
	2	Amend Employee Stock Purchase Plan	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	Against		Mgmt
The initiative cannot be supported as the total level of potential dilution under all plans is above the allowable cap of 15%.

09/18/04 - A	Biomet, Inc. *BMET*		090613100		07/21/04	5,300
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

10/12/04 - A	The Procter & Gamble Company *PG*		742718109		07/30/04	16,400
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Increase Authorized Common Stock	For	For		Mgmt
	4	Declassify the Board of Directors	Against	Against		Mgmt
	5	Implement/ Report on Animal Welfare Standards	Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

10/27/04 - A	Parker-Hannifin Corp. *PH*		701094104		08/31/04	7,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Non-Employee Director Omnibus Stock Plan	For	For		Mgmt

10/29/04 - A	Oracle Corp. *ORCL*		68389X105		09/02/04	106,800
	1	Elect Directors	For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt
	4	Amend Omnibus Stock Plan	For	For		Mgmt
	5	Implement China Principles	Against	Against		ShrHoldr

11/04/04 - A	Freddie Mac *FRE*		313400301		09/10/04	4,500
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Barbara T. Alexander --- For
	1.2	Elect Director Geoffrey T. Boisi --- For
	1.3	Elect Director Michelle Engler --- Withhold
Michelle Engler is an affiliated outsider on the compensation committee.
	1.4	Elect Director Richard Karl Goeltz --- For
	1.5	Elect Director Thomas S. Johnson --- For
	1.6	Elect Director William M. Lewis, Jr. --- For
	1.7	Elect Director John B. Mccoy --- For
	1.8	Elect Director Eugene M. Mcquade --- For
	1.9	Elect Director Shaun F. O’Malley --- For
	1.10	Elect Director Ronald F. Poe --- For
	1.11	Elect Director Stephen A. Ross --- For
	1.12	Elect Director Richard F. Syron --- For
	1.13	Elect Director William J. Turner --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	4	Amend Employee Stock Purchase Plan	For	For		Mgmt

11/09/04 - A	Microsoft Corp. *MSFT*		594918104		09/10/04	57,100
	1	Elect Directors	For	For		Mgmt
	2	Amend Bundled Compensation Plans	For	For		Mgmt
	3	Amend Bundled Compensation Plans	For	For		Mgmt
	4	Amend Stock Option Plan	For	For		Mgmt
	5	Ratify Auditors	For	For		Mgmt

11/18/04 - A	Cisco Systems, Inc. *CSCO*		17275R102		09/20/04	48,500
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Report on Pay Disparity	Against	Against		ShrHoldr

02/11/05 - A	The Walt Disney Company *DIS*		254687106		12/17/04	4,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	For		Mgmt
	4	Prohibit Greenmail Payments	Against	For		ShrHoldr
supports proposals that seek to repeal or prohibit greenmail provisions.
	5	Report on Vendor Standards in China	Against	Against		ShrHoldr

02/23/05 - A	Deere & Co. *DE*		244199105		12/31/04	5,200
	1	Elect Directors	For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

03/10/05 - A	Tyco International Ltd. *TYC*		902124106		01/10/05	31,600
Meeting for Holders of ADRs
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Dennis C. Blair --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.2	Elect Director Edward D. Breen --- For
	1.3	Elect Director George W. Buckley --- For
	1.4	Elect Director Brian Duperreault --- For
	1.5	Elect Director Bruce S. Gordon --- For
	1.6	Elect Director Rajiv L. Gupta --- For
	1.7	Elect Director John A. Krol --- For
	1.8	Elect Director Mackey J. Mcdonald --- Withhold
Nominee is the CEO and Chair of VF Corporation and sits on 3 outside boards.
	1.9	Elect Director H. Carl Mccall --- For
	1.10	Elect Director Brendan R. O’Neill --- For
	1.11	Elect Director Sandra S. Wijnberg --- For
	1.12	Elect Director Jerome B. York --- For
	2	Ratify Auditors	For	For		Mgmt

04/05/05 - A	Sempra Energy *SRE*		816851109		02/18/05	36,600
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Option Expensing	Against	Against		ShrHoldr
	4	Declassify the Board of Directors	Against	For		ShrHoldr

Classified boards serve to entrench management and discourage bidders by preventing replacement of the board in one year. In addition, shareholders are prevented from removing board members who are not acting in the best interest of shareholders until their term is completed.

	5	Performance-Based/Indexed Options	Against	Against		ShrHoldr
	6	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

04/15/05 - A	The Progressive Corp. *PGR*		743315103		02/17/05	1,000
	1	Elect Directors	For	For		Mgmt
	2	Authorize Board to Fill Vacancies	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

04/19/05 - A	Citigroup Inc. *C*		172967101		02/25/05	2,266
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Amend Omnibus Stock Plan	For	For		Mgmt
	4	Limit/Prohibit Awards to Executives	Against	Against		ShrHoldr
	5	Report on Political Contributions	Against	Against		ShrHoldr
	6	Prohibit Chairman From Management Duties, Titles or Responsibilities	Against	Against		ShrHoldr
	7	Limit Executive Compensation	Against	Against		ShrHoldr
	8	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr
	9	Review/Limit Executive Compensation	Against	Against		ShrHoldr
	10	Adopt Simple Majority Vote	Against	For		ShrHoldr
supports shareholder proposals seeking to eliminate supermajority vote requirements, as they may serve as entrenchment devices for management and therefore are not in the shareholders’ best interest.

04/19/05 - A	CNF Inc. *CNF*		12612W104		03/01/05	1,900
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

04/19/05 - A	Wachovia Corp. *WB*		929903102		02/16/05	8,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

04/20/05 - A	The Sherwin-Williams Co. *SHW*		824348106		02/28/05	10,000
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

04/21/05 - A	Tellabs, Inc. *TLAB*		879664100		02/22/05	77,800
	1	Elect Directors	For	For		Mgmt
	2	Approve Qualified Employee Stock Purchase Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

04/26/05 - A	Humana Inc. *HUM*		444859102		03/07/05	36,300
	1	Elect Directors	For	For		Mgmt

04/26/05 - A	International Business Machines Corp. *IBM*		459200101		02/25/05	4,200
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Cathleen Black --- For
	1.2	Elect Director Kenneth I. Chenault --- For
	1.3	Elect Director Juergen Dormann --- For
	1.4	Elect Director Michael L. Eskew --- Withhold
WITHHOLD votes for standing as an affiliated outsider on the Audit Committee.
	1.5	Elect Director Carlos Ghosn --- For
	1.6	Elect Director Charles F. Knight --- For
	1.7	Elect Director Minoru Makihara --- For
	1.8	Elect Director Lucio A. Noto --- For
	1.9	Elect Director Samuel J. Palmisano --- For
	1.10	Elect Director Joan E. Spero --- For
	1.11	Elect Director Sidney Taurel --- For
	1.12	Elect Director Charles M. Vest --- For
	1.13	Elect Director Lorenzo H. Zambrano --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Restore or Provide for Cumulative Voting	Against	Against		ShrHoldr
	4	Eliminate Age Discrimination in Retirement Benefits	Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	5	Calculate Executive Salary Without Regard to Pension Income	Against	Against		ShrHoldr
	6	Expense Stock Options	Against	Against		ShrHoldr
	7	Report on Executive Compensation	Against	Against		ShrHoldr
	8	Report on Outsourcing	Against	Against		ShrHoldr

04/26/05 - A	Metlife, Inc *MET*		59156R108		03/01/05	17,100
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Cheryl W. Grise --- For
	1.2	Elect Director James R. Houghton --- For
	1.3	Elect Director Helene L. Kaplan --- Withhold
WITHHOLD votes from Helene L. Kaplan for standing as an affiliated outsider on the Nominating Committee.
	1.4	Elect Director Sylvia M. Mathews --- For
	1.5	Elect Director William C. Steere, Jr. --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Establish Other Board Committee	Against	Against		ShrHoldr

04/26/05 - A	National City Corp. *NCC*		635405103		03/04/05	12,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditor	For	For		Mgmt

04/26/05 - A	United States Steel Corp. *X*		912909108		02/25/05	18,000
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	For		Mgmt
	4	Approve Executive Incentive Bonus Plan	For	For		Mgmt

04/27/05 - A	Bank of America Corp. *BAC*		060505104		03/04/05	46,900
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director William Barnet, III --- For
	1.2	Elect Director Charles W. Coker --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.3	Elect Director John T. Collins --- For
	1.4	Elect Director Gary L. Countryman --- Withhold
WITHHOLD votes from Gary L. Countryman for standing as an affiliated outsider on the Compensation Committee.
	1.5	Elect Director Paul Fulton --- For
	1.6	Elect Director Charles K. Gifford --- For
	1.7	Elect Director W. Steven Jones --- For
	1.8	Elect Director Kenneth D. Lewis --- For
	1.9	Elect Director Walter E. Massey --- For
	1.10	Elect Director Thomas J. May --- For
	1.11	Elect Director Patricia E. Mitchell --- For
	1.12	Elect Director Edward L. Romero --- For
	1.13	Elect Director Thomas M. Ryan --- For
	1.14	Elect Director O. Temple Sloan, Jr. --- For
	1.15	Elect Director Meredith R. Spangler --- For
	1.16	Elect Director Robert L. Tillman --- For
	1.17	Elect Director Jackie M. Ward --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Report on Political Contributions	Against	Against		ShrHoldr
	4	Director Nominee Amendment	Against	Against		ShrHoldr

04/27/05 - A	CHEVRON CORP *CVX*		166764100		03/01/05	15,000
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Samuel H. Armacost --- For
	1.2	Elect Director Robert E. Denham --- Withhold
Robert E. Denham is an affiliated outsider on the audit committee.
	1.3	Elect Director Robert J. Eaton --- For
	1.4	Elect Director Sam Ginn --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.5	Elect Director Carla Anderson Hills --- For
	1.6	Elect Director Franklyn G. Jenifer --- For
	1.7	Elect Director Sam Nunn --- For
	1.8	Elect Director David J. O’Reilly --- For
	1.9	Elect Director Peter J. Robertson --- For
	1.10	Elect Director Charles R. Shoemate --- For
	1.11	Elect Director Ronald D. Sugar --- For
	1.12	Elect Director Carl Ware --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Limit Executive Compensation	Against	Against		ShrHoldr
	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	Against		ShrHoldr
	5	Expense Stock Options	Against	Against		ShrHoldr
	6	Eliminate Animal Testing	Against	Against		ShrHoldr
	7	Report on Drilling in Protected Areas	Against	Against		ShrHoldr
	8	Report on Remediation Programs in Ecuador	Against	Against		ShrHoldr

04/27/05 - A	General Electric Co. *GE*		369604103		02/28/05	18,300
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director James I. Cash, Jr. --- For
	1.2	Elect Director William M. Castell --- For
	1.3	Elect Director Dennis D. Dammerman --- For
	1.4	Elect Director Ann M. Fudge --- For
	1.5	Elect Director Claudio X. Gonzalez --- Withhold
WITHHOLD votes for sitting on more than four boards.
	1.6	Elect Director Jeffrey R. Immelt --- For
	1.7	Elect Director Andrea Jung --- For
	1.8	Elect Director Alan G. Lafley --- For
	1.9	Elect Director Ralph S. Larsen --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.10	Elect Director Rochelle B. Lazarus --- For
	1.11	Elect Director Sam Nunn --- For
	1.12	Elect Director Roger S. Penske --- For
	1.13	Elect Director Robert J. Swieringa --- For
	1.14	Elect Director Douglas A. Warner III --- For
	1.15	Elect Director Robert C. Wright --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Provide for Cumulative Voting	Against	Against		ShrHoldr
	4	Report on Nuclear Fuel Storage Risks	Against	Against		ShrHoldr
	5	Report on PCB Clean-up Costs	Against	Against		ShrHoldr
	6	Adopt Policy on Overboarded Directors	Against	Against		ShrHoldr
	7	Prepare a Sustainability Report	Against	Against		ShrHoldr
	8	Political Contributions/Activities	Against	Against		ShrHoldr
	9	Eliminate Animal Testing	Against	Against		ShrHoldr

04/28/05 - A	Capital One Financial Corp. *COF*	14040H105			02/28/05	12,600
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr
	4	Report on Pay Disparity	Against	Against		ShrHoldr

04/28/05 - A	Johnson & Johnson *JNJ*	478160104			03/01/05	35,600
	1	Elect Directors	For	For		Mgmt
	2	Approve Omnibus Stock Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

04/28/05 - A	Lexmark International, Inc. *LXK*	529771107			03/04/05	6,500
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director B. Charles Ames --- For
	1.2	Elect Director Ralph E. Gomory --- For
	1.3	Elect Director Marvin L. Mann --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

WITHHOLD votes from Marvin L. Mann for standing as an affiliated outsider on the Audit Committee.
	1.4	Elect Director Teresa Beck --- For
	2	Approve Non-Employee Director Omnibus Stock Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

05/02/05 - A	AFLAC Incorporated *AFL*		001055102		02/23/05	16,200
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

05/02/05 - A	Motorola, Inc. *MOT*		620076109		03/04/05	41,100
	1	Elect Directors	For	For		Mgmt
	2	Limit Executive Compensation	Against	Against		ShrHoldr
	3	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr

05/03/05 - A	UnitedHealth Group Incorporated *UNH*		91324P102		03/07/05	16,200
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Performance- Based/Indexed Options	Against	For		ShrHoldr

Given that: (1) the company currently does not incorporate a substantial portion of performance-based awards in its long-term executive compensation program and (2) the proposal is not overly restrictive as it does not request that all awards to all employees be performance-based or that all awards to top executives must be of a particular type, this item warrants shareholder support.

	4	Performance- Based/Indexed Options	Against	For		ShrHoldr

Given that: (1) the company currently does not incorporate a substantial portion of performance-based awards in its long-term executive compensation program and (2) the proposal is not overly restrictive as it does not request that all awards to all employees be performance-based or that all awards to top executives must be of a particular type, this item warrants shareholder support.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/05/05 - A	Sunoco, Inc. *SUN*		86764P109		02/10/05	11,500
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt

05/05/05 - A	Union Pacific Corp. *UNP*		907818108		02/25/05	4,800
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Philip F. Anschutz --- Withhold
Philip F. Anschutz is a CEO director on the nominating committee.
	1.2	Elect Director Erroll B. Davis, Jr. --- For
	1.3	Elect Director Richard K. Davidson --- For
	1.4	Elect Director Thomas J. Donohue --- For
	1.5	Elect Director Archie W. Dunham --- For
	1.6	Elect Director Spencer F. Eccles --- For
	1.7	Elect Director Judith Richards Hope --- For
	1.8	Elect Director Michael W. McConnell --- For
	1.9	Elect Director Steven R. Rogel --- For
	1.10	Elect Director James R. Young --- For
	1.11	Elect Director Ernesto Zedillo Ponce de Leon --- For
	2	Approve Executive Incentive Bonus Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt
	4	Performance- Based/Indexed Options	Against	Against		ShrHoldr

05/05/05 - A	Verizon Communications *VZ*		92343V104		03/07/05	33,300
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director James R. Barker --- For
	1.2	Elect Director Richard L. Carrion --- Withhold
Richard L. Carrion is an affiliated outsider on the compensation committee.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.3	Elect Director Robert W. Lane --- For
	1.4	Elect Director Sandra O. Moose --- Withhold
Sandra O. Moose is an affiliated outsider on the audit and nominating committees.
	1.5	Elect Director Joseph Neubauer --- Withhold
WITHHOLD votes for sitting on more than four boards while serving as CEO.
	1.6	Elect Director Thomas H. O’ Brien --- For
	1.7	Elect Director Hugh B. Price --- For
	1.8	Elect Director Ivan G. Seidenberg --- For
	1.9	Elect Director Walter V. Shipley --- For
	1.10	Elect Director John R. Stafford --- For
	1.11	Elect Director Robert D. Storey --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Provide for Cumulative Voting	Against	Against		ShrHoldr
	4	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr
	5	Require Majority of Independent Directors on Board	Against	For		ShrHoldr
supports proposals urging a standard of a two-thirds majority independent board, which the company currently does not meet.
	6	Separate Chairman and CEO Positions	Against	Against		ShrHoldr
	7	Amend Director/Officer Liability/Indemnifications Provisions	Against	Against		ShrHoldr
	8	Report on Political Contributions	Against	Against		ShrHoldr

05/06/05 - A	Occidental Petroleum Corp. *OXY*		674599105		03/03/05	7,500
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	For		Mgmt
	4	Proposal Regarding Board Sponsored Proposals	Against	Against		ShrHoldr
	5	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/11/05 - A	CIT Group Inc *CIT*		125581108		03/25/05	18,600
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Other Business	For	Against		Mgmt
Details of other business items not disclosed

05/11/05 - A	McDonald’s Corp. *MCD*		580135101		03/14/05	14,100
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Report on Genetically Modified Organisms	Against	Against		ShrHoldr

05/12/05 - A	CenturyTel, Inc. *CTL*		156700106		03/22/05	8,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Amend Omnibus Stock Plan	For	For		Mgmt
	4	Approve Non-Employee Director Omnibus Stock Plan	For	For		Mgmt
	5	Approve Executive Incentive Bonus Plan	For	For		Mgmt

05/12/05 - A	Ford Motor Company *F*		345370860		03/16/05	45,900
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director John R.H. Bond --- Withhold

Vote FOR the directors with the exception of affiliated outsiders Robert E. Rubin and John R.H. Bond, from whom we recommend shareholders WITHHOLD votes for standing as affiliated outsiders on the Compensation and Nominating & Corporate Governance committees.

	1.2	Elect Director Stephen G. Butler --- For
	1.3	Elect Director Kimberly A. Casiano --- For
	1.4	Elect Director Edsel B. Ford II --- For
	1.5	Elect Director William Clay Ford, Jr. --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.6	Elect Director Irvine O. Hockaday, Jr. --- For
	1.7	Elect Director Marie-Josee Kravis --- For
	1.8	Elect Director Richard A. Manoogian --- For
	1.9	Elect Director Ellen R. Marram --- For
	1.10	Elect Director Homer A. Neal --- For
	1.11	Elect Director Jorma Ollila --- For
	1.12	Elect Director James J. Padilla --- For
	1.13	Elect Director Carl E. Reichardt --- For
	1.14	Elect Director Robert E. Rubin --- Withhold
	1.15	Elect Director John L. Thornton --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Increase Disclosure on Executive Compensation	Against	Against		ShrHoldr
	4	Report on Lobbying Efforts - CAFE Standards	Against	Against		ShrHoldr
	5	Prohibit Awards to Executives	Against	Against		ShrHoldr
	6	Link Executive Compensation to Greenhouse Gas Reduction	Against	Against		ShrHoldr
	7	Adopt Recapitalization Plan	Against	For		ShrHoldr
does not support dual-class with unequal voting rights.
	8	Establish Other Board Committee	Against	Against		ShrHoldr

05/18/05 - A	Intel Corp. *INTC*		458140100		03/21/05	52,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Amend Omnibus Stock Plan	For	For		Mgmt
	4	Amend Executive Incentive Bonus Plan	For	For		Mgmt

05/20/05 - A	TXU Corp. *TXU*		873168108		03/21/05	11,500
	1	Elect Directors	For	For		Mgmt
	2	Approve Omnibus Stock Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/23/05 - A	Synopsys, Inc. *SNPS*		871607107		03/28/05	54,700
	1	Elect Directors	For	For		Mgmt
	2	Approve Non-Employee Director Omnibus Stock Plan	For	For		Mgmt
	3	Amend Qualified Employee Stock Purchase Plan	For	For		Mgmt
	4	Amend Qualified Employee Stock Purchase Plan	For	For		Mgmt
	5	Approve Option Exchange Progran	For	Against		Mgmt
does not support proposals that seek to approve the reprcing of options.
	6	Ratify Auditors	For	For		Mgmt

05/25/05 - A	Exxon Mobil Corp. *XOM*		30231G102		04/06/05	32,200
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Political Contributions/Activities	Against	Against		ShrHoldr
	4	Review/Limit Executive Compensation	Against	Against		ShrHoldr
	5	Nominate Independent Directors with Industry Experience	Against	Against		ShrHoldr
	6	Report on Payments to Indonesian Military	Against	Against		ShrHoldr
	7	Adopt Policy Prohibiting Discrimination based on Sexual Orientation	Against	Against		ShrHoldr
	8	Report on Potential Damage of Drilling in Protected Regions	Against	Against		ShrHoldr
	9	Disclose Information Supporting the Company Position on Climate Change	Against	Against		ShrHoldr
	10	Report on Company Policies for Compliance with the Kyoto Protocol	Against	Against		ShrHoldr

05/25/05 - A	Neurocrine Biosciences, Inc. *NBIX*		64125C109		04/01/05	2,700
	1	Elect Director Gary A. Lyons	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Amend Omnibus Stock Plan	For	For		Mgmt

05/26/05 - A	Hilton Hotels Corp. *HLT*		432848109		03/28/05	4,700
	1	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.1	Elect Director Stephen F. Bollenbach --- For
	1.2	Elect Director Barbara Bell Coleman --- For
	1.3	Elect Director Benjamin V. Lambert --- Withhold
Benjamin V. Lambert is an affiliated outisider on the nominating committee.
	1.4	Elect Director John L. Notter --- For
	1.5	Elect Director Peter V. Ueberroth --- For
	2	Ratify Auditors	For	For		Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	Against		ShrHoldr
	4	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr

05/26/05 - A	VeriSign Inc *VRSN*		92343E102		03/28/05	19,300
	1	Elect Directors	For	For		Mgmt
	2	Amend Non-Employee Director Stock Option Plan	For	Against		Mgmt
The initiative cannot be supported as the total dilution under all plans is above the allowable cap of 18% and the plan has a history of repricing.
	3	Ratify Auditors	For	For		Mgmt

05/27/05 - A	Phelps Dodge Corp. *PD*		717265102		04/07/05	9,800
	1	Elect Directors	For	For		Mgmt
	2	Approve Executive Incentive Bonus Plan	For	For		Mgmt
	3	Increase Authorized Common Stock	For	For		Mgmt
	4	Ratify Auditors	For	For		Mgmt

06/07/05 - A	Kerr-McGee Corp. *KMG*		492386107		03/11/05	11,800
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Approve Omnibus Stock Plan	For	For		Mgmt
	4	Increase Authorized Common Stock	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	5	Establish Office of the Board of Directors	Against	Against		ShrHoldr

06/13/05 - A	Staples, Inc. *SPLS*		855030102		04/19/05	38,600
	1	Elect Directors	For	For		Mgmt
	2	Amend Omnibus Stock Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt
	4	Submit Shareholder Rights Plan (Poison Pill) to Shareholder Vote	Against	For		ShrHoldr
Because shareholder rights plans greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

06/15/05 - A	Countrywide Financial Corp. *CFC*		222372104		04/20/05	29,900
	1	Elect Directors	For	For		Mgmt
	2	Amend Executive Incentive Bonus Plan	For	For		Mgmt
	3	Ratify Auditors	For	For		Mgmt

06/15/05 - A	SUPERVALU Inc. *SVU*		868536103		04/18/05	13,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Amend Omnibus Stock Plan	For	For		Mgmt
	4	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr

06/21/05 - A	Circuit City Stores, Inc. *CC*		172737108		04/25/05	8,300
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Carolyn H. Byrd --- For
	1.2	Elect Director Ursula O. Fairbairn --- Withhold
Ursula O. Fairbairn is an affiliated outsider on the compensation and nominating committees.
	1.3	Elect Director Alan Kane --- For
	1.4	Elect Director J. Patrick Spainhour --- For
	2	Amend Omnibus Stock Plan	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	3	Approve Nonqualified Employee Stock Purchase Plan	For	For		Mgmt
	4	Ratify Auditors	For	For		Mgmt

06/23/05 - A	BEA Systems, Inc. *BEAS*		073325102		04/29/05	13,700
	1	Elect Directors	For	For		Mgmt
	2	Ratify Auditors	For	For		Mgmt
	3	Require a Majority Vote for the Election of Directors	Against	Against		ShrHoldr
	4	Declassify the Board of Directors	Against	Against		ShrHoldr

06/24/05 - S	Symantec Corp. *SYMC*		871503108		05/12/05	33,800
	1	Approve Merger Agreement	For	For		Mgmt
	2	Increase Authorized Common Stock	For	For		Mgmt
	3	Adjourn Meeting	For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

06/30/05 - A	AT&T Corp. *T*		001957505		05/27/05	53,100
	1	Approve Merger Agreement	For	For		Mgmt
	2	Adjourn Meeting	For	Against		Mgmt

In this case, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

	3	Elect Directors	For	For		Mgmt
	4	Ratify Auditors	For	For		Mgmt
	5	Limit Awards to Executives	Against	Against		ShrHoldr
	6	Performance- Based/Indexed Options	Against	Against		ShrHoldr
	7	Report on Executive Compensation	Against	Against		ShrHoldr
	8	Redeem or Vote Poison Pill	Against	For		ShrHoldr
supports proposals that asks the company to submit it’s poison pill to shareholder vote.
	9	Review Executive Compensation	Against	Against		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

QUANT GROWTH AND INCOME FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

10	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	Against	ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/12/04 - A	Research In Motion Ltd *RIM*		760975102		06/10/04	2,010
Management Proposals
	1	Elect Michael Lazaridis, James Balsillie, Douglas Fregin, Kendall Cork, James Estill, John Richardson, Douglas Wright as Directors	For	For		Mgmt

Although we do not approve of James L. Balsillie’s dual role as chairman and CEO and there is no standing nominating committee for which we would withhold votes from insiders, this company leaves us only an “all or nothing” approach to voting for directors, allowing us to only vote for or against the entire slate. In this instance, we feel it would be counterproductive to withhold votes from all of the directors, therefore, we will approve this item.

	2	Approve Ernst & Young LLP as Auditors and Authorize Board to Fix Remuneration of Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Shareholder Proposals
	3	Make Greater Effort to Locate Women for Board Nomination and Senior Officer Positions	Against	For		ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

In the case of Research In Motion, the board does not include any female directors. There are no women among the top five senior officers and no information is publicly available with regard to the next tier of executives. The company has not disclosed the details of any diversity policy or any gender diversity initiatives, such as job sharing or family friendly programs. The company does not have a separate independent nominating committee, nor does it disclose whether it engages an outside search firm to assist in the location of director nominees. In view of the fact that the company is presently conducting a massive hiring campaign in what they term as ‘a very competitive market’ and seeks to fill over 200 job slots requiring various degrees of technical expertise, PVS believes the timing and intent of this shareholder proposal to be advantageous to shareholders. Contrary to the board’s belief that implementing this proposal would restrict the company’s recruitment efforts, PVS believes that proactive adoption of the requested commitment to gender diversity would actually expand the pool of qualified and skilled potential hirees. Based on the lack of diversity at senior levels and the lack of disclosure in this regard, the proposal is deemed to be reasonable and we will therefore vote in support.

07/20/04 - A	Avx Corp. *AVX*		002444107		06/30/04	6,455
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director Joseph Stach --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from Benedict P. Rosen, Kensuke Itoh, and Kazuo Inamori for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Benedict P. Rosen and Kazuo Inamori for standing as affiliated outsiders on the Compensation Committee. In addition, we will WITHHOLD votes from Kensuke Itoh for poor attendance. And finally, we will WITHHOLD votes from Audit Committee members Joseph Stach and Richard Tressler for neglecting to include auditor ratification on the ballot.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

1.2	Elect Director Kazuo Inamori --- Withhold
1.3	Elect Director Kensuke I’ OH --- Withhold
1.4	Elect Director Benedict P. Rosen --- Withhold
1.5	Elect Director Richard Treggler --- Withhold
2	Approve Stock Option Plan	For	Against	Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 8.43% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have chosen to expense options going forward. We believe Avx Corp. should follow suit, in accordance with our guidelines.

3	Approve Non-Employee Director Stock Option Plan	For	Against	Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 3.87% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have chosen to expense options going forward. We believe Avx Corp. should follow suit, in accordance with our guidelines.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	4	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit of $5 million exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

08/17/04 - S	Countrywide Financial Corp. *CFC*		222372104		07/09/04	1,955
	1	Increase Authorized Common Stock	For	For		Mgmt

As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has stated that the shares will be used to fund a two-for-one stock split. Therefore, PVS will support this item.

08/19/04 - A	Catalina Marketing Corp. *POS*		148867104		07/06/04	5,695
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Peter T. Tattle --- For
The director nominees meet our guidelines.
	1.2	Elect Director Edward S (Ned) Dunn, Jr --- For
	1.3	Elect Director Eugene P. Beard --- For
	2	Amend Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.41% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Catalina Marketing Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

3	Proposal to Allow Awards to Employees of Non-Corporate Subsidiaries.	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 16.41% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Catalina Marketing Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

4	Approve Employee Stock Purchase Plan	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

PVS approves of this plan because it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

	5	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/20/04 - A	Microchip Technology, Inc. *MCHP*		595017104		06/25/04	2,960
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Steve Sanghi --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Albert J. Hugo-Martinez and Steve Sanghi, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee members Matthew W. Chapman and Wade F. Meyercord for neglecting to include auditor ratification on the ballot. In addition, we will WITHHOLD votes from Steve Sanghi for serving as both chairman and CEO, and from Albert J. Hugo-Martinez for serving as an affiliated outsider on the Audit, Compensation and Nominating committees.

	1.2	Elect Director Albert J. Hugo-Martinez --- Withhold
	1.3	Elect Director L.B. Day --- For
	1.4	Elect Director Matthew W. Chapman --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.5	Elect Director Wade F. Meyercord --- Withhold
	2	Amend Employee Stock Purchase Plan	For	For		Mgmt

PVS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Approve Omnibus Stock Plan	For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.76% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Microchip Technology, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

08/24/04 - A	Conseco, Inc. *CNO*		208464883		07/07/04	8,815
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Debra J. Perry --- For
The director nominees meet our guidelines.
	1.2	Elect Director Philip R. Roberts --- For
	1.3	Elect Director William J. Shea --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.4	Elect Director Michael T. Tokarz --- For
	2	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

09/08/04 - A	H&R Block, Inc. *HRB*		093671105		06/30/04	1,680
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Donna R. Ecton --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Donna R. Ecton, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

	1.2	Elect Director Louis W. Smith --- For
	1.3	Elect Director Rayford Wilkins, Jr. --- For
	2	Increase Authorized Common Stock	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Amend Non-Employee Director Stock Option Plan	For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.33% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	4	Amend Stock Option Plan	For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.65% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

	5	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

09/30/04 - A	Del Monte Foods Co. *DLM*		24522P103		08/05/04	16,050
	1	Elect Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Mid Cap Fund - 093gn2

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

1.1	Elect Director Joe L. Morgan --- For
The director nominees meet our guidelines.
1.2	Elect Director David R. Williams --- For
2	Ratify Auditors	For	For	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

10/27/04 - A	McData Corporation *MCDT*		580031102		09/03/04	13,395
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director John A. Kelley --- Withhold
We will vote FOR the director nominees with the exception of John A. Kelley, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director John W. Gerdelman --- For
	1.3	Elect Director Betsy S. Atkins --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Amend Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. This plan has an NSO exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe McData Corporation should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

11/03/04 - A	Coach, Inc. *COH*		189754104		09/15/04	3,920
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Joseph Ellis --- For

We will vote FOR the director nominees with the exception of Audit Committee members Gary Loveman, Irene Miller, Michael Murphy and Sally Frame Kasaks, from whom we will WITHHOLD votes for neglecting to include auditor ratification on the proxy ballot. In addition, we will WITHHOLD votes from Lew Frankfort for serving as both chairman and CEO.

	1.2	Elect Director Lew Frankfort --- Withhold
	1.3	Elect Director Sally Frame Kasaks --- Withhold
	1.4	Elect Director Gary Loveman --- Withhold
	1.5	Elect Director Irene Miller --- Withhold
	1.6	Elect Director Keith Monda --- For
	1.7	Elect Director Michael Murphy --- Withhold
	2	Approve Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.96% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Coach, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

11/30/04 - S	Lyondell Chemical Co. *LYO*		552078107		10/14/04	5,940
	1	Approve Merger Agreement	For	For		Mgmt
Conclusion: Based on the fairness opinion, the potential strategic synergies, and growth opportunities, we believe the merger agreement warrants shareholder support.
	2	Increase Authorized Common Stock	For	For		Mgmt
This proposal falls within our allowable guidelines for issuances of common stock. Therefore, we will support this item.
	3	Amend Omnibus Stock Plan	For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 9.50%, which falls within our guidelines.

12/16/04 - A	Fidelity National Financial, Inc. *FNF*		316326107		11/08/04	6,230
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director William A. Imparato --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Gen. William Lyon, but WITHHOLD votes from Cary H. Thompson and William A. Imparato for lack of a two-thirds majority independent board, and for serving as affiliated outsiders on key board committees. We will also WITHHOLD votes from Donald M. Koll for poor attendance.

1.2	Elect Director Donald M. Koll --- Withhold
1.3	Elect Director Gen. William Lyon --- For
1.4	Elect Director Cary H. Thompson --- Withhold
2	Approve Omnibus Stock Plan	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 12.88% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

3	Amend Stock Option Plan	For	Against	Mgmt

Because the VPD of the company’s plans (see calculation in Item 2 above) of 12.88 percent exceeds our allowable guidelines, we will vote AGAINST the proposed amendments to the 2001 Stock Incentive Plan.

4	Amend Stock Option Plan	For	Against	Mgmt

Because the VPD of the company’s plans (see calculation in Item 2 above) of 12.88 percent exceeds our allowable guidelines, we will vote AGAINST the proposed amendments to the 1998 Stock Incentive Plan.

5	Amend Stock Option Plan	For	Against	Mgmt

Because the VPD of the company’s plans (see calculation in Item 2 above) of 12.88 percent exceeds our allowable guidelines, we will vote AGAINST the proposed amendments to the 1987 Stock Incentive Plan.

6	Ratify Auditors	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

01/13/05 - A	Solectron Corp. *SLR*		834182107		11/18/04	18,745
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director William A. Hasler --- For
We will vote FOR the director nominees with the exception of Dr. Paul R. Low and Richard A. D’Amore, from whom we will WITHHOLD votes for serving as affiliated outsiders on key board committees.
	1.2	Elect Director Michael R. Cannon --- For
	1.3	Elect Director Richard A. D’Amore --- Withhold
	1.4	Elect Director H. Paulett Eberhart --- For
	1.5	Elect Director Heinz Fridrich --- For
	1.6	Elect Director William R. Graber --- For
	1.7	Elect Director Dr. Paul R. Low --- Withhold
	1.8	Elect Director C. Wesley M. Scott --- For
	1.9	Elect Director Cyril Yansouni --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

01/19/05 - A	Washington Federal, Inc. *WFSL*		938824109		11/26/04	2,870
	1	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

1.1	Elect Director Anna C. Johnson --- For

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Charles Richmond, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board.

1.2	Elect Director Thomas F. Kenney --- For
1.3	Elect Director Charles R. Richmond --- Withhold
2	Increase Authorized Common Stock	For	Against	Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

3	Ratify Auditors	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

01/20/05 - A	Sonic Corp. *SONC*		835451105		11/30/04	3,640
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director Leonard Lieberman --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from affiliated outsider Leonard Lieberman for lack of a two-thirds majority independent board and for serving on the Compensation and Nominating committees. We will also WITHHOLD votes from Audit Committee member H.E. “Gene” Rainbolt for neglecting to include auditor ratification on the proxy ballot and from both nominees for failing to remove a dead-hand, slow-hand, or similar feature in the company’s poison pill.

	1.2	Elect Director H.E. (Gene) Rainbolt --- Withhold
	2	Other Business	For	Against		Mgmt
As we cannot know the content of these issues, we do not support this request.

01/25/05 - A/S	Ati Technologies Inc. *ATY.*		001941103		12/15/04	2,765
	1	Elect John E. Caldwell, Ronald Chwang, James D. Fleck, K.Y. Ho, Alan D. Horn, Paul Russo and Robert A. Young as Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Although these are routine appointments given that shareholders may wish to express differing views as to the suitability of the director nominees, PVS takes the view that shareholders should have the ability to cast ballots with respect to individuals rather than the entire slate. If this is possible, they will not be forced to withhold votes for the board as a whole as their only method of registering a negative view of an individual or individuals.

2	Ratify KPMG LLP as Auditors	For	Against	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. In this instance, the non-auditing consulting fees comprise a significant portion of the total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

3	Approve Continuation of Company Under Canadian Business Corporation Act	For	For	Mgmt
We support this special resolution.
4	Confirmation of CBCA By-Law	For	For	Mgmt
We do not oppose the new by-laws.
5	Amend Stock Option Plan	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.75% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

6	Amend Stock Option Plan : Tandem SAR	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Under this scheme optionholders would be able to surrender their vested options to the company and in consideration would receive common shares carrying a fair market value equivalent to the intrinsic value (market price - exercise price) of the options given up. This would ensure that a sharply lower number of shares would be issued by the treasury with respect to the stock options plan going forward particularly as many employees are expected to subscribe to this option. This would significantly reduce dilution though there would be no reduction in cost.

01/25/05 - A	Energizer Holdings, Inc. *ENR*		29266R108		11/19/04	2,715
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Ward M. Klein --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Ward M. Klein and affiliated outsider Joe R. Micheletto, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee member Richard A. Liddy for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Richard A. Liddy --- Withhold
	1.3	Elect Director Joe R. Micheletto --- Withhold
	1.4	Elect Director W. Patrick McGinnis --- For
	1.5	Elect Director Bill G. Armstrong --- For
	1.6	Elect Director John C. Hunter --- For

02/08/05 - A	Laidlaw International, Inc. *LI*		50730R102		12/16/04	3,525
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Richard R. Randazzo --- For
The director nominees meet our guidelines.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Mid Cap Fund - 093qn2g & 093qn2v

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.2	Elect Director Carroll R. Wetzel, Jr. --- For
	2	Amend Omnibus Stock Plan	For	For		Mgmt

We approve of this proposal because it is designed to bring the plan into compliance with Section 162(m) in order to preserve the tax deductibility and provides for the issuance of awards with performance-based criteria.

	3	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

02/15/05 - A	Rockwell Collins, Inc. *COL*		774341101		12/17/04	1,690
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director M.P.C. Carns --- For
The director nominees meet our guidelines.
	1.2	Elect Director C.A. Davis --- For
	1.3	Elect Director J.F. Toot, Jr. --- For
	2	Ratify Auditors	For	For		Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/08/04 - A	MicroStrategy Inc. *MSTR*		594972408		05/14/04	15,310
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Michael J. Saylor --- Withhold

We will vote FOR the directors with the exception of insiders Sanju K. Bansal and Michael J. Saylor, from whom we will WITHHOLD votes for failure to establish an independent nominating committee. We will also WITHHOLD votes from Michael J. Saylor for serving as chairman in addition to his role as CEO.

	1.2	Elect Director Sanju K. Bansal --- Withhold
	1.3	Elect Director David B. Blundin --- For
	1.4	Elect Director F. David Fowler --- For
	1.5	Elect Director Carl J. Rickertsen --- For
	1.6	Elect Director Stuart B. Ross --- For
	1.7	Elect Director Ralph S. Terkowitz --- For
	2	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

07/19/04 - A	Turbochef Technologies Inc. *TRBO*		900006107		06/04/04	121,015
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Richard E. Perlman --- Withhold
We will vote FOR the director nominees with the exceptions of James K. Price and Richard E. Perlman, from whom we will WITHHOLD votes for failure to establish an independent nominating committee.
	1.2	Elect Director James K. Price --- Withhold
	1.3	Elect Director J. Thomas Presby --- For
	1.4	Elect Director William A. Shutzer --- For
	1.5	Elect Director Raymond H. Welsh --- For
	1.6	Elect Director James W. Deyoung --- For
	1.7	Elect Director Sir Anthony Jolliffe --- For
	2	Increase Authorized Common Stock	For	Against		Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

	3	Amend Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. Firstly, this plan has an NSO exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 19.20% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Turbochef Technologies Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	4	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

07/27/04 - A	Verint Systems, Inc. *VRNT*		92343X100		06/09/04	40,570
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Kobi Alexander --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Dan Bodner, Igal Nissim, David Ledwell, Kobi Alexander, Paul Baker, David Kreinberg and affiliated outsiders William Sorin, Paul Robinson and Harris Oliner, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for failure to establish an independent nominating committee. We will also WITHHOLD votes from David Kreinberg and Kobi Alexander for standing as insiders on the Compensation Committee, and from William Sorin for standing as an affiliated outsider on the Compensation Committee.

1.2	Elect Director Paul Baker --- Withhold
1.3	Elect Director Dan Bodner --- Withhold
1.4	Elect Director Victor De Marines --- For
1.5	Elect Director David Kreinberg --- Withhold
1.6	Elect Director David Ledwell --- Withhold
1.7	Elect Director Kenneth Minihan --- For
1.8	Elect Director Larry Myers --- For
1.9	Elect Director Igal Nissim --- Withhold
1.10	Elect Director Harris Oliner --- Withhold
1.11	Elect Director Paul Robinson --- Withhold
1.12	Elect Director Howard Safir --- For
1.13	Elect Director William Sorin --- Withhold
2	Approve Omnibus Stock Plan	For	Against	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 18.48% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Verint Systems, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

08/04/04 - A	Airgas, Inc. *ARG*		009363102		06/21/04	70,720
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director W. Thacher Brown --- For
We will vote FOR the director nominees with the exception of Peter McCausland, from whom we will WITHHOLD votes for serving as both chairman and CEO.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

1.2	Elect Director Peter Mccausland --- Withhold
1.3	Elect Director Richard C. Ill --- For
2	Amend Non-Employee Director Omnibus Stock Plan	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.73% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Airgas, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

3	Ratify Auditors	For	For	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

08/04/04 - S	ChipPAC, Inc.		169657103		06/16/04	97,377
	1	Approve Merger Agreement	For	For		Mgmt

PVS Conclusion: Based on the sensible strategic rationale, the significant market premium as of the time of the merger announcement, the reasonable potential cost and revenue synergies to be derived from the proposed combination, the downdraft in the semiconductor sector and the valuation work of the company’s financial advisor, we believe the merger agreement warrants shareholder support.

08/06/04 - A	THQ Inc. *THQI*		872443403		06/18/04	42,860
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Brian J. Farrell --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of Lawrence Burstein and Brian J. Farrell, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Lawrence Burstein for serving as an affiliated outsider on the Audit and Nominating committees. In addition, we will WITHHOLD votes from Brian J. Farrell for serving as both chairman and CEO.

	1.2	Elect Director Lawrence Burstein --- Withhold
	1.3	Elect Director Henry T. Denero --- For
	1.4	Elect Director Brian Dougherty --- For
	1.5	Elect Director James L. Whims --- For
	2	Ratify Auditors	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

08/31/04 - S	RenaissanceRe Holdings Ltd. *RNR*		G7496G103		07/23/04	40,070
		Meeting for Holders of ADRs
	1	TO APPROVE THE RENAISSANCERE HOLDINGS LTD. 2004 STOCK INCENTIVE PLAN.	For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 17.70% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

09/30/04 - S	Coeur D’ Alene Mines Corp. *CDE*		192108108		08/02/04	186,340
	1	Approve Reorganization Plan	For	For		Mgmt

Conclusion: From Coeur shareholders’ perspective, and based on the financial and strategic benefits of this transaction, we believe that the reorganization and increase in authorized shares warrants shareholder support.

	2	Issue Shares of Common Stock	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jul 01, 2004 - Sep 30, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Based on the financial and strategic benefits of this transaction to Coeur shareholders, we believe the proposal warrants shareholder support.
3	Adjourn Meeting	For	Against	Mgmt

In this case, shareholders already have enough information to make an informed voting decision. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes. We do not support this request.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

10/26/04 - A	Jack Henry & Associates, Inc. *JKHY*		426281101		09/20/04	31,350
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director J. Henry --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from B. George, J. Ellis, M. Henry, J. Hall and J. Henry for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee members B. George, C. Curry, J. Ellis and J. Maliekel for neglecting to include auditor ratification on the ballot. In addition, we will WITHHOLD votes from B. George and J. Ellis for serving as affiliated outsiders on the Audit, Compensation and Nominating committees, and from M. Henry for serving as a non-independent board chairman.

	1.2	Elect Director J. Hall --- Withhold
	1.3	Elect Director M. Henry --- Withhold
	1.4	Elect Director J. Ellis --- Withhold
	1.5	Elect Director B. George --- Withhold
	1.6	Elect Director J. Maliekel --- Withhold
	1.7	Elect Director C. Curry --- Withhold

10/28/04 - A	Integrated Circuit Systems, Inc. *ICST*		45811K208		09/09/04	24,465
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Lewis C. Eggebrecht --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee David Dominik, but WITHHOLD votes from Henry I. Boreen and Lewis C. Eggebrecht for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Audit Committee member Henry I. Boreen for neglecting to include auditor ratification on the ballot, and for serving as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Henry I. Boreen --- Withhold
	1.3	Elect Director David Dominik --- For

11/08/04 - A	Intrawest Corp. *ITW.*		460915200		09/27/04	65,110
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Joe S. Houssian --- Withhold
We will withhold votes from Nicholas Villiers because of his poor attendance record in 2004, and from Joe S. Houssian for serving as both chairman and CEO.
	1.2	Elect Director Daniel O. Jarvis --- For
	1.3	Elect Director David A. King --- For
	1.4	Elect Director Gordon H. MacDougall --- For
	1.5	Elect Director Paul M. Manheim --- For
	1.6	Elect Director Paul A. Novelly --- For
	1.7	Elect Director Bernard A. Roy --- For
	1.8	Elect Director Khaled C. Sifri --- For
	1.9	Elect Director Nicholas C.H. Villiers --- Withhold
	2	Ratify KPMG LLP as Auditors	For	For		Mgmt
We support this item.
	3	Authorize Board to Fix Remuneration of the Auditors	For	For		Mgmt
We support this item.

11/17/04 - A	The Dress Barn, Inc. *DBRN*		261570105		10/04/04	65,915
	1	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.1	Elect Director Elliot S. Jaffe --- Withhold

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Elliot S. Jaffe, Burt Steinberg and Roslyn S. Jaffe, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Elliot S. Jaffe for serving as a non-independent board chairman.

	1.2	Elect Director Burt Steinberg --- Withhold
	1.3	Elect Director Marc Lasry --- For
	1.4	Elect Director Roslyn S. Jaffe --- Withhold
	1.5	Elect Director Kate Buggeln --- For

12/17/04 - A	Vail Resorts, Inc. *MTN*		91879Q109		11/10/04	66,300
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Adam M. Aron --- Withhold

We will vote FOR the director nominees with the exception of Adam M. Aron, from whom we will WITHHOLD votes for serving as both chairman and CEO. We will also WITHHOLD votes from John F. Sorte for serving as an affiliated outsider on the Compensation Committee.

	1.2	Elect Director John J. Hannan --- For
	1.3	Elect Director Roland A. Hernandez --- For
	1.4	Elect Director Robert A. Katz --- For
	1.5	Elect Director Joe R. Micheletto --- For
	1.6	Elect Director John F. Sorte --- Withhold
	1.7	Elect Director William P. Stiritz --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Oct 01, 2004 - Dec 31, 2004

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

2	Amend Articles to Declassify the Board and Delete Provisions Regarding Common Stock	For	For	Mgmt

The ability to elect directors is the single most important use of the shareholder franchise. PVS believes that all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Further, the proposed capital stock amendment would allow the board to eliminate the authorization of Class A common shares, consistent with the conversion of all such shares in September 2004.

3	Ratify Auditors	For	For	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

4	Other Business	For	Against	Mgmt
As we cannot know the content of these issues, we do not support this request.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

01/10/05 - A	Actuant Corp *ATU*		00508X203		11/17/04	37,440
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Robert C. Arzbaecher --- Withhold

We will vote FOR the director nominees with the exception of insider Robert C. Arzbaecher, from whom we will WITHHOLD votes for serving as chairman and CEO. We will also WITHHOLD votes from Audit Committee members Kathleen J. Hempel, Robert A. Peterson, Thomas J. Fischer and William K. Hall for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Gustav H.P. Boel --- For
	1.3	Elect Director Thomas J. Fischer --- Withhold
	1.4	Elect Director William K. Hall --- Withhold
	1.5	Elect Director Kathleen J. Hempel --- Withhold
	1.6	Elect Director Robert A. Peterson --- Withhold
	1.7	Elect Director William P. Sovey --- For
	1.8	Elect Director Larry Yost --- For
	2	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for executive incentive programs. As such, this plan could negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

01/25/05 - A/S	Ati Technologies Inc. *ATY.*		001941103		12/15/04	70,800
	1	Elect John E. Caldwell, Ronald Chwang, James D. Fleck, K.Y. Ho, Alan D. Horn, Paul Russo and Robert A. Young as Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Although these are routine appointments given that shareholders may wish to express differing views as to the suitability of the director nominees, PVS takes the view that shareholders should have the ability to cast ballots with respect to individuals rather than the entire slate. If this is possible, they will not be forced to withhold votes for the board as a whole as their only method of registering a negative view of an individual or individuals.

2	Ratify KPMG LLP as Auditors	For	Against	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. In this instance, the non-auditing consulting fees comprise a significant portion of the total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

3	Approve Continuation of Company Under Canadian Business Corporation Act	For	For	Mgmt
We support this special resolution.
4	Confirmation of CBCA By-Law	For	For	Mgmt
We do not oppose the new by-laws.
5	Amend Stock Option Plan	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.75% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders.

6	Amend Stock Option Plan : Tandem SAR	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Under this scheme optionholders would be able to surrender their vested options to the company and in consideration would receive common shares carrying a fair market value equivalent to the intrinsic value (market price - exercise price) of the options given up. This would ensure that a sharply lower number of shares would be issued by the treasury with respect to the stock options plan going forward particularly as many employees are expected to subscribe to this option. This would significantly reduce dilution though there would be no reduction in cost.

01/26/05 - A	Florida Rock Industries, Inc. *FRK*		341140101		12/06/04	29,637
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director A.R. Carpenter --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider John D. Baker II and affiliated outsider A.R. Carpenter for lack of a two-thirds majority independent board. We will also WITHHOLD votes from audit committee member G. Kennedy Thompson for neglecting to include auditor ratification on the proxy ballot, and from A.R. Carpenter for standing as an affiliated outsider on key board committees.

	1.2	Elect Director John D. Baker Ii --- Withhold
	1.3	Elect Director G. Kennedy Thompson --- Withhold
	2	Increase Authorized Common Stock	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

03/01/05 - A	Engineered Support Systems, Inc. *EASI*		292866100		01/14/05	17,430
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Gerald A. Potthoff --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Gary C. Gerhardt, Gerald A. Potthoff and affiliated outsider Thomas J. Guilfoil, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Thomas J. Guilfoil for standing as an affiliated outsider on key board committees, and from Audit Committee member Mg George E. Friel for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Gary C. Gerhardt --- Withhold
	1.3	Elect Director Thomas J. Guilfoil --- Withhold
	1.4	Elect Director James A. Schaefer --- For
	1.5	Elect Director Mg George E. Friel --- Withhold
	1.6	Elect Director C.T. Robertson, Jr. --- For
	2	Approve Stock Option Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 14.32%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Engineered Support Systems, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

03/17/05 - A	Toll Brothers, Inc. *TOL*		889478103		01/21/05	37,485
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director Robert I. Toll --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from the entire slate of director nominees for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Robert I. Toll for serving as both chairman and CEO.

	1.2	Elect Director Bruce E. Toll --- Withhold
	1.3	Elect Director Joel H. Rassman --- Withhold
	2	Increase Authorized Preferred and Common Stock	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, we will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

3	Amend Executive Incentive Bonus Plan	For	Against	Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

4	Amend Executive Incentive Bonus Plan	For	Against	Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

5	Ratify Auditors	For	For	Mgmt
We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.
6	Expense Stock Options	Against	For	ShrHoldr

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Jan 01, 2005 - Mar 31, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Although we recognize that FASB’s revised Statement 123 will require public companies to expense options by June 15, 2005, we still support the proposed resolution given our belief that expensing is in shareholders’ best interest. In addition, FASB encourages early adoption of revised Statement 123. Given the fact that stock options have become an integral component of compensation, their value cannot be ignored and treated as “no-cost” compensation. We believe that stock options should be expensed along with other forms of compensation. Given that 1) many companies use stock options as a significant component of overall compensation, 2) the exercise of options result in a transfer of shareholder value, and 3) the contingent cost of options reduces earnings, we strongly believe that options should be expensed along with all other forms of compensation to better reflect the company’s true earnings and provide much needed discipline against overuse.

03/24/05 - A	Bimini Mortgage Management, Inc. *BMM*		09031E400		01/28/05	27,900
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Robert E. Cauley --- For
The director nominees meet our guidelines.
	1.2	Elect Director Buford H. Ortale --- For
	2	Ratify Auditors	For	For		Mgmt
We will support this item. The non-audit fees are less than 25% of total fees paid.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

04/15/05 - A	Core Laboratories N V *CLB*		N22717107		03/10/05	84,845
Meeting For the Holders of ADRs
	1	Elect Supervisory Board Member	For	For		Mgmt
	1.1	Elect Director David M. Demshur --- For
The candidates appear to possess the necessary qualifications for board membership. Based on a lack of controversy concerning the candidates, we see no reason to oppose this proposal.
	1.2	Elect Director Rene R. Joyce --- For
	1.3	Elect Director Michael C. Kearney --- For
	2	CONFIRMATION AND ADOPTION OF ANNUAL ACCOUNTS AND DISCHARGE OF DIRECTORS.	For	For		Mgmt

In 1997, the Peters Committee on Corporate Governance recommended the separation of approval of annual accounts and discharge of the management board into different items. This recommendation is also adopted by the Tabaksblat Committee on Corporate Governance, which drafted the Code as it is now in effect. The Dutch Corporate Governance Code recommends that the formal discharge of the supervisory board and the management board be voted on as two separate items. Contrary to the comply-or-explain rule of the Dutch Corporate Governance Code, the company has not provided an adequate explanation for bundling these items at this meeting. Notwithstanding this, the request for formal discharge of the management board and supervisory board is a standard request in the Netherlands, and discharge generally is granted unless a shareholder has a specific reason for withholding discharge of either the management board or supervisory board (or both) and intends to undertake legal action. We are aware of no such concerns at Core Laboratories. We strongly encourage the company to bring its practices in this matter in line with the best practices of Dutch corporate governance.

	3	APPROVAL OF CANCELLATION OF OUR REPURCHASED SHARES.	For	For		Mgmt

Share buybacks benefit shareholders by boosting the trading price and returning surplus capital. Additionally, repurchases usually improve the efficiency of the balance sheet, which may also enhance returns over the long-term. We will vote for this item.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

4	APPROVAL OF EXTENSION OF AUTHORITY OF MANAGEMENT BOARD TO REPURCHASE UP TO 10% OF THE ISSUED SHARE CAPITAL OF THE COMPANY UNTIL OCTOBER 15, 2006.	For	For	Mgmt

Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, we will vote in favor of the board’s proposal.

5	APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO ISSUE SHARES AND/OR TO GRANT RIGHTS (INCLUDING OPTIONS TO PURCHASE) WITH RESPECT TO OUR COMMON AND/OR PREFERENCE SHARES UNTIL APRIL 15, 2010.	For	Against	Mgmt

Our guidelines allow for general capital increases without preemptive rights to a maximum of 10 percent of the issued share capital; this amount is generally more than adequate for unforeseen contingencies. Issuance authorities larger than 10 percent without preemptive rights could lead to substantial dilution. As the issuance request exceeds the parameters prescribed by our guidelines, we will not support the proposal.

6	APPROVAL OF EXTENSION OF AUTHORITY OF SUPERVISORY BOARD TO LIMIT OR ELIMINATE PREEMPTIVE RIGHTS OF HOLDERS OF COMMON SHARES UNTIL APRIL 15, 2010.	For	Against	Mgmt

We note that under Dutch law there are no preemptive rights attached to the preference shares. As (i) our guidelines do not allow for general capital increases without preemptive rights in excess of 10 percent of the issued share capital and (ii) the request to issue ordinary shares under the previous item falls outside this 10-percent range, we will oppose this item.

7	RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE YEAR ENDED DECEMBER 31, 2005.	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We support this item.

04/20/05 - A	Cash America International, Inc. *PWN*		14754D100		03/03/05	103,480
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Jack R. Daugherty --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Jack R. Daugherty, Daniel R. Feehan and affiliated outsiders A.R. Dike and B.D. Hunter, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from A.R. Dike and B.D. Hunter for standing as affiliated outsiders on key board committees, and from Jack R. Daugherty for serving as a non-independent board chairman.

	1.2	Elect Director A.R. Dike --- Withhold
	1.3	Elect Director Daniel R. Feehan --- Withhold
	1.4	Elect Director James H. Graves --- For
	1.5	Elect Director B.D. Hunter --- Withhold
	1.6	Elect Director Timothy J. McKibben --- For
	1.7	Elect Director Alfred M. Micallef --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

04/20/05 - A	Doral Financial Corp. *DRL*		25811P100		03/09/05	45,615
	1	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

1.1	Elect Director Richard F. Bonini --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Salomon Levis, Zoila Levis and affiliated outsiders Richard F. Bonini, Edgar M. Cullman, Jr., and John L. Ernst, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Edgar M. Cullman, Jr. and John L. Ernst for standing as affiliated outsiders on key board committees and from Salomon Levis for serving as both chairman and CEO.

1.2	Elect Director Edgar M. Cullman, Jr. --- Withhold
1.3	Elect Director John L. Ernst --- Withhold
1.4	Elect Director Peter A. Hoffman --- For
1.5	Elect Director Efraim Kier --- For
1.6	Elect Director Salomon Levis --- Withhold
1.7	Elect Director Zoila Levis --- Withhold
1.8	Elect Director Harold D. Vicente --- For
1.9	Elect Director John B. Hughes --- For
2	Ratify Auditors	For	Against	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

04/26/05 - A	EDO Corp. *EDO*		281347104		03/11/05	31,730
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Robert E. Allen --- For

We will vote FOR the director nominees with the exception of affiliated outsiders Michael J. Hegarty and Robert M. Hanisee, from whom we will WITHHOLD votes for standing as affiliated outsiders on key board committees. We will also WITHHOLD votes from James M. Smith for serving as both chairman and CEO, and from Audit Committee members Ronald L. Leach, Michael J. Hegarty and Robert Alvine for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Robert Alvine --- Withhold
	1.3	Elect Director Dennis C. Blair --- For
	1.4	Elect Director Robert M. Hanisee --- Withhold
	1.5	Elect Director Michael J. Hegarty --- Withhold
	1.6	Elect Director Leslie F. Kenne --- For
	1.7	Elect Director Paul J. Kern --- For
	1.8	Elect Director Ronald L. Leach --- Withhold
	1.9	Elect Director James Roth --- For
	1.10	Elect Director James M. Smith --- Withhold
	1.11	Elect Director Robert S. Tyrer --- For
	1.12	Elect Director Robert Walmsley --- For
	2	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit is not disclosed. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

04/27/05 - A	Selective Insurance Group, Inc. *SIGI*		816300107		03/10/05	33,005
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Paul D. Bauer --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Joan M. Lamm-Tennant, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board and for standing as an affiliated outsider on the Audit Committee.

1.2	Elect Director Joan M. Lamm-Tennant --- Withhold
1.3	Elect Director Ronald L. O’Kelley --- For
2	Approve Omnibus Stock Plan	For	Against	Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 6.98% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Selective Insurance Group, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

3	Approve Executive Incentive Bonus Plan	For	Against	Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit has the potential to exceed our guidelines for cash based executive incentive programs due to its open-ended, unlimited nature. In years with substantial base salary increases, the individual award limit parameters prescribed by the plan would not keep payouts to executives within our $2 million individual award limit. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

4	Ratify Auditors	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/02/05 - A	Magna Entertainment Corp. *MECA*		559211107		03/15/05	128,085
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director John R. Barnett --- For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Frank Stronach, Jim McAlpine and W. Thomas Hodgson, and affiliated outsider Jerry D. Campbell from whom we will WITHHOLD votes for lack of a two-thirds majority independent board and for failure to establish an independent nominating committee. We will also WITHHOLD votes from Frank Stronach for poor attendance and for serving as a non-independent board chairman, and from Jerry D. Campbell for standing as an affiliated outsider on the Audit Committee.

	1.2	Elect Director Jerry D. Campbell --- Withhold
	1.3	Elect Director W. Thomas Hodgson --- Withhold
	1.4	Elect Director Louis E. Lataif --- For
	1.5	Elect Director Edward C. Lumley --- For
	1.6	Elect Director Jim McAlpine --- Withhold
	1.7	Elect Director William J. Menear --- For
	1.8	Elect Director Dennis Mills --- For
	1.9	Elect Director Gino Roncelli --- For
	1.10	Elect Director Frank Stronach --- Withhold
	2	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Liquidate Company Assets and Distribute Proceeds	Against	Against		ShrHoldr

PVS Conclusion        While we are unable to analyze the liquidation value of the company’s assets, it is reasonable to conclude that the “going concern” value of the company’s portfolio of assets would have greater value. The offer from MI Developments referred to its attempt to acquire the outstanding minority stake that it did not already own. While this was unsuccessful, MI Developments’ CEO, John Simonetti, was quoted by CBC News (09/16/2004) as recognizing that certain MEC shareholders believed that the offer price undervalued the potential growth opportunities for MEC.

05/03/05 - A	Gardner Denver, Inc. *GDI*		365558105		03/04/05	27,470
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Donald G. Barger, Jr. --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee David D. Petratis and WITHHOLD votes from affiliated outsider Donald G. Barger, Jr. for lack of a two-thirds majority independent board and for standing as an affiliated outsider on key board committees. We will also WITHHOLD votes from Audit Committee member Raymond R. Hipp for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Raymond R. Hipp --- Withhold
	1.3	Elect Director David D. Petratis --- For
	2	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/05/05 - A	Plains Exploration & Production Co *PXP*		726505100		03/21/05	52,610
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director James C. Flores --- Withhold
We will vote FOR the director nominees with the exception of James C. Flores, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Isaac Arnold, Jr. --- For
	1.3	Elect Director Alan R. Buckwalter, III --- For
	1.4	Elect Director Jerry L. Dees --- For
	1.5	Elect Director Tom H. Delimitros --- For
	1.6	Elect Director Robert L. Gerry III --- For
	1.7	Elect Director John H. Lollar --- For
	2	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

05/06/05 - A	CRA International Inc *CRAI*		159852102		03/07/05	21,315
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director William F. Concannon --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from affiliated outsiders Steven C. Salop and Rowland T. Moriarty for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Rowland T. Moriarty for standing as an affiliated outsider on key board committees, and for serving as a non-independent board chairman. In addition, we will WITHHOLD votes from Audit Committee member William F. Concannon for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Rowland T. Moriarty --- Withhold
	1.3	Elect Director Steven C. Salop --- Withhold
	2	Change Company Name	For	For		Mgmt
We generally approve a company’s change of name as it has, in most instances, strong strategic justification from business standpoint.

05/06/05 - A	Entercom Communications Corp. *ETM*		293639100		03/18/05	89,640
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director David J. Berkman --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insiders Joseph M. Field, David J. Field, and John C. Donlevie, for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Joseph M. Field for serving as a non-independent board chairman, from the entire Compensation Committee for executive compensation practices that are inconsistent with shareholders best interests, and from the entire Audit Committee for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Daniel E. Gold --- Withhold
	1.3	Elect Director Joseph M. Field --- Withhold
	1.4	Elect Director David J. Field --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.5	Elect Director John C. Donlevie --- Withhold
	1.6	Elect Director Edward H. West --- Withhold
	1.7	Elect Director Robert S. Wiesenthal --- Withhold
	2	Amend Omnibus Stock Plan	For	Against		Mgmt

We do not support this plan. Firstly, this plan has an NSO share exercise price that is less than full market value. We oppose plans that reflect an exercise price less than full fair market value as it offers poor incentive for management and employees to build shareholder value. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 31.29%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Entercom Communications Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/09/05 - A	Rare Hospitality International, Inc. *RARE*		753820109		03/15/05	78,547
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Roger L. Boeve --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of affiliated outsider Don L. Chapman, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board, and for standing as an affiliated outsider on key board committees.

	1.2	Elect Director Don L. Chapman --- Withhold
	1.3	Elect Director Lewis H. Jordan --- For
	2	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest.

05/10/05 - A	IMAGISTICS INTERNATIONAL INC *IGI*		45247T104		03/14/05	47,255
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Marc C. Breslawsky --- Withhold
We will vote FOR director nominee Craig R. Smith and WITHHOLD votes from Marc C. Breslawsky for serving as both chairman and CEO.
	1.2	Elect Director Craig R. Smith --- For
	2	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/10/05 - A	MGI Pharma, Inc. *MOGN*		552880106		03/14/05	50,355
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Andrew J. Ferrara --- For

We will vote FOR the director nominees with the exception of affiliated outsider Hugh E. Miller, from whom we will WITHHOLD votes for standing on key board committees, and for serving as a non-independent board chairman.

	1.2	Elect Director Edward W. Mehrer --- For
	1.3	Elect Director Hugh E. Miller --- Withhold
	1.4	Elect Director Leon O. Moulder, Jr. --- For
	1.5	Elect Director David B. Sharrock --- For
	1.6	Elect Director Waneta C. Tuttle, Ph.D. --- For
	1.7	Elect Director Arthur L. Weaver, M.D. --- For
	2	Ratify Auditors	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We do not support this item. The company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

05/11/05 - A	Entertainment Properties Trust *EPR*		29380T105		03/07/05	96,585
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Robert J. Druten --- For
The director nominees meet our guidelines.
	1.2	Elect Director David M. Brain --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/11/05 - A	Regent Communications, Inc. *RGCI*		758865109		03/16/05	136,345
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Andrew J. Armstrong, Jr --- For
We will vote FOR the director nominees with the exception of insider Terry S. Jacobs from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director William H. Ingram --- For
	1.3	Elect Director Terry S. Jacobs --- Withhold
	1.4	Elect Director Andrew L. Lewis, IV --- For
	1.5	Elect Director Timothy M. Mooney --- For
	1.6	Elect Director William L. Stakelin --- For
	1.7	Elect Director William P. Sutter, Jr. --- For
	1.8	Elect Director John H. Wyant --- For
	2	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Omnibus Stock Plan	For	Against		Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 13.55% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Additionally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Regent Communications should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/12/05 - A	American Campus Communities, Inc. *ACC*		024835100		03/18/05	42,800
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director William C. Bayless Jr. --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders William C. Bayless Jr., Brian B. Nickel, and affiliated outsider Scott H. Rechler, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from the entire Audit Committee for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director R.D. Burck --- Withhold
	1.3	Elect Director G. Steven Dawson --- Withhold
	1.4	Elect Director Cydney Donnell --- For
	1.5	Elect Director Edward Lowenthal --- For
	1.6	Elect Director Brian B. Nickel --- Withhold
	1.7	Elect Director Scott H. Rechler --- Withhold
	1.8	Elect Director Winston W. Walker --- Withhold

05/17/05 - A	Felcor Lodging Trust Incorporated *FCH*		31430F101		03/21/05	68,410
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Thomas J. Corcoran, Jr. --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Thomas J. Corcoran, Jr. and affiliated outsider Donald J. McNamara, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Donald J. McNamara for standing as an affiliated outsider on key board committees and for serving as a non-independent board chairman.

	1.2	Elect Director Donald J. McNamara --- Withhold
	1.3	Elect Director Michael D. Rose --- For
	1.4	Elect Director David C. Kloeppel --- For
	2	Amend Omnibus Stock Plan	For	For		Mgmt
We support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 5.17%, which meets our guidelines.
	3	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/17/05 - A	Grey Wolf, Inc. *GW*		397888108		03/29/05	124,565
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director Steven A. Webster --- Withhold

The director nominees do not meet our guidelines. We will WITHHOLD votes from affiliated outsider Steven A. Webster for standing as an affiliated outsider on the Compensation Committee and for sitting on an excessive number of boards, and from audit committee member William R. Ziegler for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director William R. Ziegler --- Withhold

05/18/05 - A	Euronet Worldwide Inc. *EEFT*		298736109		03/24/05	56,495
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Dr. Andrzej Olechowski --- For

The composition of the board does not meet our standard for board and committee independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR Dr. Andrzej Olechowski, but WITHHOLD votes from audit committee member Eriberto R. Scocimara for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Eriberto R. Scocimara --- Withhold

05/18/05 - A	UNOVA, Inc. *UNA*		91529B106		03/21/05	58,300
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Stephen E. Frank --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We will vote FOR the director nominees with the exception of Audit Committee member Stephen E. Frank, from whom we will WITHHOLD votes for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Claire W. Gargalli --- For
	1.3	Elect Director Lydia H. Kennard --- For
	2	Declassify the Board of Directors	Against	For		ShrHoldr

PVS supports shareholder proposals calling for the repeal of a company’s classified board structure and for the annual election of all directors under a single slate. The ability to elect directors is the single most important use of the shareholder franchise, and we firmly believe all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. Managers generally believe that staggered boards provide continuity, but empirical evidence has suggested that such a structure is not in shareholders’ best interests from a financial perspective. We, therefore, support the declassification of a company’s board.

05/19/05 - A	Borders Group, Inc. *BGP*		099709107		03/22/05	37,730
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Joel J. Cohen --- For
We will vote FOR the director nominees with the exception of Gregory P. Josefowicz, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Gregory P. Josefowicz --- Withhold
	1.3	Elect Director Amy B. Lane --- For
	1.4	Elect Director Victor L. Lund --- For
	1.5	Elect Director Dr. Edna Greene Medford --- For
	1.6	Elect Director Lawrence I. Pollock --- For
	1.7	Elect Director Beth M. Pritchard --- For
	2	Amend Executive Incentive Bonus Plan	For	For		Mgmt
This plan meets our guidelines.
	3	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/24/05 - A	Ask Jeeves, Inc. *ASKJ*		045174109		04/07/05	10,920
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director David S. Carlick --- For
The director nominees meet our guidelines.
	1.2	Elect Director James D. Kirsner --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/24/05 - A	Henry Schein, Inc. *HSIC*		806407102		04/11/05	42,450
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Stanley M. Bergman --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Stanley M. Bergman, Gerald A. Benjamin, James P. Breslawski, Mark E. Mlotek, Steven Paladino and affiliated outsider Marvin H. Schein, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Marvin H. Schein for poor board meeting attendance, and from Stanley M. Bergman for serving as both chairman and CEO.

1.2	Elect Director Gerald A. Benjamin --- Withhold
1.3	Elect Director James P. Breslawski --- Withhold
1.4	Elect Director Mark E. Mlotek --- Withhold
1.5	Elect Director Steven Paladino --- Withhold
1.6	Elect Director Barry J. Alperin --- For
1.7	Elect Director Paul Brons --- For
1.8	Elect Director Dr. Margaret A. Hamburg --- For
1.9	Elect Director Donald J. Kabat --- For
1.10	Elect Director Philip A. Laskawy --- For
1.11	Elect Director Norman S. Matthews --- For
1.12	Elect Director Marvin H. Schein --- Withhold
1.13	Elect Director Dr. Louis W. Sullivan --- For
2	Amend Executive Incentive Bonus Plan	For	Against	Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

3	Increase Authorized Common Stock	For	Against	Mgmt

We do not support this plan. The number of additional authorized common shares sought in this proposal exceeds our guidelines. As a policy, PVS will not support increases in authorized common shares of this magnitude, unless the company has offered a specific and reasonable purpose for the additional shares. In this case, the company has not offered a specific reason for the share increase. Large increases in authorized common stock may be used for anti-takeover devices or to fund undesirable increases in executive stock options without shareholder approval.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	4	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/24/05 - A	Sierra Health Services, Inc. *SIE*		826322109		04/06/05	41,650
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Thomas Y. Hartley --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Anthony M. Marlon and affiliated outsider Thomas Y. Hartley, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Thomas Y. Hartley for standing as an affiliated outsider on key board committees.

	1.2	Elect Director Michael E. Luce --- For
	1.3	Elect Director Anthony M. Marlon, M.D. --- Withhold
	1.4	Elect Director Anthony L. Watson --- For
	2	Ratify Auditors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/24/05 - A	Urban Outfitters, Inc. *URBN*		917047102		03/28/05	48,535
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director Richard A. Hayne --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insiders Glen T. Senk, Richard A. Hayne and affiliated outsiders Joel S. Lawson, III, Harry S. Cherken, Jr. and Scott A. Belair, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Joel S. Lawson, III, Harry S. Cherken, Jr. and Scott A. Belair for standing as affiliated outsiders on key board committees, from Richard A. Hayne for serving as a non-independent board chairman, and from the entire Audit Committee for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Scott A. Belair --- Withhold
	1.3	Elect Director Harry S. Cherken, Jr. --- Withhold
	1.4	Elect Director Joel S. Lawson III --- Withhold
	1.5	Elect Director Glen T. Senk --- Withhold
	1.6	Elect Director Robert H. Strouse --- Withhold
	2	Amend Omnibus Stock Plan	For	Against		Mgmt

Though we commend the company on its effort to link stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for stock-based executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

05/24/05 - A	Ventas, Inc. *VTR*		92276F100		03/28/05	160,125
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Debra A. Cafaro --- Withhold
We will vote FOR the director nominees with the exception of Debra A. Cafaro, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Ronald G. Geary --- For
	1.3	Elect Director Douglas Crocker II --- For
	1.4	Elect Director Christopher T. Hannon --- For
	1.5	Elect Director Thomas C. Theobald --- For
	1.6	Elect Director Jay M. Gellert --- For
	1.7	Elect Director Sheli Z. Rosenberg --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

	3	Approve Qualified Employee Stock Purchase Plan	For	For		Mgmt

PVS approves of this plan because the employee tax faovreed portion complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limits on participation.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

05/25/05 - A	Waste Connections, Inc. *WCN*		941053100		03/28/05	91,385
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Eugene V. Dupreau --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR director nominee Robert H. Davis, and WITHHOLD votes from insider Eugene V. Dupreau for lack of a two-thirds majority independent board.

	1.2	Elect Director Robert H. Davis --- For
	2	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

05/26/05 - A	Brown Shoe Company, Inc. *BWS*		115736100		04/04/05	32,375
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Ronald A. Fromm --- Withhold
We will vote FOR the director nominees with the exception of Ronald A. Fromm, from whom we will WITHHOLD votes for serving as both chairman and CEO.
	1.2	Elect Director Steven W. Korn --- For
	1.3	Elect Director Patricia G. McGinnis --- For
	2	Amend Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for all incentive plans is 15.49%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Brown Shoe Company, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

05/26/05 - A	Crown Castle International Corp. *CCI*		228227104		04/01/05	223,650
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Dale N. Hatfield --- For
The director nominees meet our guidelines.
	1.2	Elect Director Lee W. Hogan --- For
	1.3	Elect Director Robert F. McKenzie --- For
	1.4	Elect Director Robert E. Garrison, II --- For
	2	Ratify Auditors	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We do not support this item. In this instance, the non-auditing consulting fees are more than 25 percent of total fees paid. As such, we will vote against the company’s auditor. We believe the integrity of the auditor’s relationship with the company is compromised when a firm is paid excessive consulting fees on top of those paid for auditing services. This arrangement has the potential to open the auditor process to a wide range of conflicts of interest. In addition, the company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

05/27/05 - A	Old Republic International Corp. *ORI*		680223104		03/21/05	57,667
	1	Elect Directors	For	Withhold		Mgmt
	1.1	Elect Director William A. Simpson --- Withhold

The director nominees do not meet our guidelines. The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will WITHHOLD votes from insider William A. Simpson, A.C. Zucaro, and affiliated outsider Arnold L. Steiner, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from all director nominees for failure to remove a dead-hand, slow-hand, or similar feature in its poison pill, from Arnold L. Steiner for standing as an affiliated outsider on key board committees, from A.C. Zucaro for serving as both chairman and CEO, and from Audit Committee members Fredricka Taubitz and Arnold L. Steiner for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director Arnold L. Steiner --- Withhold
	1.3	Elect Director Fredricka Taubitz --- Withhold
	1.4	Elect Director A.C. Zucaro --- Withhold

06/01/05 - A	Affiliated Managers Group, Inc. *AMG*		008252108		04/15/05	15,832
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Richard Floor --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Sean M. Healey, William J. Nutt and affiliated outsider Richard E. Floor, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from William J. Nutt for standing as a non-independent board chairman.

	1.2	Elect Director Sean M. Healey --- Withhold
	1.3	Elect Director Harold J. Meyerman --- For
	1.4	Elect Director William J. Nutt --- Withhold
	1.5	Elect Director Robert C. Puff, Jr. --- For
	1.6	Elect Director Rita M. Rodriguez --- For
	2	Amend Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses and stock grants with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

06/03/05 - A	Coeur D’ Alene Mines Corp. *CDE*		192108108		03/25/05	226,835
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Cecil D. Andrus --- For

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insider Dennis E. Wheeler and affiliated outsiders James J. Curran, Andrew Lundquist, and Alex Vitale, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from James J. Curran for standing as an affiliated outsider on key board committees, from Dennis E. Wheeler for serving as both chairman and CEO, and from Audit Committee members James J. Curran and J. Kenneth Thompson for neglecting to include auditor ratification on the proxy ballot.

	1.2	Elect Director James J. Curran --- Withhold
	1.3	Elect Director Andrew Lundquist --- Withhold
	1.4	Elect Director Robert E. Mellor --- For
	1.5	Elect Director John H. Robinson --- For
	1.6	Elect Director J. Kenneth Thompson --- Withhold
	1.7	Elect Director Alex Vitale --- Withhold
	1.8	Elect Director Timothy R. Winterer --- For
	1.9	Elect Director Dennis E. Wheeler --- Withhold
	2	Approve Non-Employee Director Omnibus Stock Plan	For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for all incentive plans of 3.15% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Coeur D’ Alene Mines Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

06/10/05 - A	Chesapeake Energy Corp. *CHK*		165167107		04/26/05	108,401
	1	Elect Directors	For	Split		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.1	Elect Director Aubrey K. McClendon --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote for director nominee Donald L. Nickles and WITHHOLD votes from insider Aubrey K. McClendon for lack of a two-thirds majority independent board and for serving as both chairman and CEO.

	1.2	Elect Director Donald L. Nickles --- For
	2	Approve Omnibus Stock Plan	For	Against		Mgmt

Although the potential Voting Power Dilution (VPD) for this incentive plan of 7.54% meets our guidelines, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Chesapeake Energy Corp. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Approve Stock Option Plan	For	Against		Mgmt

PVS recognizes that the terms of the proposed program contains certain improvements over the plan that exists pursuant to the founders’ employment agreements. However, the founders participation in the company’s projects represents sizable related party transactions. PVS supports the notion that management and director interests can be aligned with those of shareholders by being exposed to risk, but this should be accomplished through stock ownership rather than through related party transactions.

06/15/05 - A	Ulticom, Inc. *ULCM*		903844108		04/25/05	97,690
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Kobi Alexander --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Kobi Alexander, Paul D. Baker, Yaacov Koren, David Kreinberg, Shawn K. Osborne, and affiliated outsiders Rex A. McWilliams and Paul L. Robinson, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from Kobi Alexander, David Kreinberg, and Rex A. McWilliams for standing as non-independent directors on key board committees, and from Kobi Alexander for serving as a non-independent board chairman.

1.2	Elect Director Paul D. Baker --- Withhold
1.3	Elect Director Michael J. Chill --- For
1.4	Elect Director Ron Hiram --- For
1.5	Elect Director Yaacov Koren --- Withhold
1.6	Elect Director David Kreinberg --- Withhold
1.7	Elect Director Rex A. Mcwilliams --- Withhold
1.8	Elect Director Shawn K. Osborne --- Withhold
1.9	Elect Director Paul L. Robinson --- Withhold
2	Approve Omnibus Stock Plan	For	Against	Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for this incentive plan is 10.76%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Ulticom, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

06/15/05 - A	Ventiv Health, Inc. *VTIV*		922793104		04/28/05	118,621
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director Daniel M. Snyder --- For
The director nominees meet our guidelines.
	1.2	Elect Director Eran Broshy --- For
	1.3	Elect Director A. Clayton Perfall --- For
	1.4	Elect Director Donald Conklin --- For
	1.5	Elect Director John R. Harris --- For
	1.6	Elect Director Per G.H. Lofberg --- For
	1.7	Elect Director Mark E. Jennings --- For
	2	Amend Omnibus Stock Plan	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. Firstly, the company has repriced underwater stock options in the past and the plan does not expressly prohibit repricing. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options are intended to be a long-term incentive. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 21.20%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Thirdly, the company’s three-year average burn rate of 5.68% is higher than its four-digit GICS peer group burn rate of 5.20%, and therefore fails to meet our guidelines. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Ventiv Health, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Ratify Auditors	For	For		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely. We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

06/16/05 - A	Comverse Technology, Inc. *CMVT*		205862402		04/25/05	74,685
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Kobi Alexander --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Kobi Alexander, Itsik Danziger, William F. Sorin, and affiliated outsiders John H. Friedman and Sam Oolie, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board. We will also WITHHOLD votes from John H. Friedman and Sam Oolie for standing as affiliated outsiders on key board committees, and from Kobi Alexander for serving as both chairman and CEO.

1.2	Elect Director Raz Alon --- For
1.3	Elect Director Itsik Danziger --- Withhold
1.4	Elect Director John H. Friedman --- Withhold
1.5	Elect Director Ron Hiram --- For
1.6	Elect Director Sam Oolie --- Withhold
1.7	Elect Director William F. Sorin --- Withhold
2	Approve Omnibus Stock Plan	For	Against	Mgmt

We do not support this plan. The company’s potential Voting Power Dilution (VPD) for this incentive plan is 12.43%, which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Comverse Technology, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

3	Ratify Auditors	For	For	Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.       We support this item. The non-audit consulting fees are less than 25 percent of total fees paid. As such, we will vote for the company’s auditor.

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

06/16/05 - A	Take-Two Interactive Software, Inc. *TTWO*		874054109		05/09/05	101,325
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Paul Eibeler --- For

We will vote FOR the director nominees with the exception of Audit Committee members Todd Emmel, Robert Flug and Oliver R. Grace, Jr. from whom we will WITHHOLD votes for neglecting to include auditor ratification on the proxy ballot. Note that we will not be withholding votes from audit committee member Barbara Kaczynski as she is a new director nominee.

	1.2	Elect Director Oliver R. Grace, Jr. --- Withhold
	1.3	Elect Director Robert Flug --- Withhold
	1.4	Elect Director Todd Emmel --- Withhold
	1.5	Elect Director Mark Lewis --- For
	1.6	Elect Director Steven Tisch --- For
	1.7	Elect Director Barbara Kaczynski --- For
	2	Amend Stock Option Plan	For	Against		Mgmt

We do not support this plan. The plan’s potential Voting Power Dilution (VPD) is 15.24% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Take-Two Interactive Software should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

	3	Amend Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. The plan’s potential Voting Power Dilution (VPD) is 14.22% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. In addition, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe Take-Two Interactive Software should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

06/16/05 - A	Verint Systems, Inc. *VRNT*		92343X100		04/27/05	41,945
	1	Elect Directors	For	Split		Mgmt
	1.1	Elect Director Kobi Alexander --- Withhold

The composition of the board does not meet our standard for board independence. A two-thirds majority of independent directors on a board is a direct way to assure that shareholder interests will be properly represented on a board. We will vote FOR the director nominees with the exception of insiders Kobi Alexander, Avi T. Aronovitz, Paul D. Baker, Dan Bodner, David Kreinberg, David T. Ledwell, Igal Nissim, Paul L. Robinson, and affiliated outsider William F. Sorin, from whom we will WITHHOLD votes for lack of a two-thirds majority independent board and for failure to establish an independent Nominating Committee. We will also WITHHOLD votes from William F. Sorin, Kobi Alexander, and David Kreinberg for standing as non-independent directors on key board committees, and from Kobi Alexander for serving as a non-independent board chairman.

	1.2	Elect Director Avi T. Aronovitz --- Withhold
	1.3	Elect Director Paul D. Baker --- Withhold
	1.4	Elect Director Dan Bodner --- Withhold
	1.5	Elect Director Victor A. DeMarines --- For
	1.6	Elect Director David Kreinberg --- Withhold
	1.7	Elect Director David T. Ledwell --- Withhold

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

	1.8	Elect Director Kenneth A. Minihan --- For
	1.9	Elect Director Larry Myers --- For
	1.10	Elect Director Igal Nissim --- Withhold
	1.11	Elect Director Paul L. Robinson --- Withhold
	1.12	Elect Director Howard Safir --- For
	1.13	Elect Director William F. Sorin --- Withhold
	2	Ratify Auditors	For	Against		Mgmt

The ratification of auditors is no longer a routine item. Accounting scandals at companies underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. The outside auditing process is the backbone upon which the financial health of a company is measured. To maintain the integrity of the auditing process, the independence of an outside auditor is absolutely essential for rendering objective opinions upon which investors then rely.        We do not support this item. In this instance, the company has retained the same audit firm in excess of seven years. We believe mandatory auditor rotation is an effective mechanism for mitigating the potential risks borne by long-term auditor-client relationships, and is a safeguard against improper audits. PVS does not support the ratification of an auditor if their tenure at a company exceeds seven years.

06/21/05 - A	kforce, Inc. *KFRC*		493732101		04/14/05	181,830
	1	Elect Directors	For	For		Mgmt
	1.1	Elect Director John N. Allred --- For
The director nominees meet our guidelines.
	1.2	Elect Director A. Gordon Tunstall --- For
	1.3	Elect Director Patrick D. Moneymaker --- For
	2	Approve Executive Incentive Bonus Plan	For	Against		Mgmt

Though we commend the company on its effort to link cash bonuses with clearly defined performance criteria, the plan’s annual individual award limit exceeds our guidelines for executive incentive programs. As such, this plan has the potential to negatively impact shareholder value beyond a reasonable level. Therefore, we do not support this item.

	3	Approve Omnibus Stock Plan	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Vote Summary Report
Apr 01, 2005 - Jun 30, 2005

Quant Small Cap Fund - 092gn

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

We do not support this plan. Firstly, the plan allows for the repricing of underwater stock options without shareholder approval. We believe repricing reduces the incentive value of the plan by undermining the concept that stock options is intended to be a long-term incentive. Secondly, the company’s potential Voting Power Dilution (VPD) for all incentive plans is 22.97% which exceeds our guidelines. Proposals that add to a company’s VPD can potentially dilute the voting interests of common shareholders. Thirdly, the company’s three-year average burn rate of 4.53% is higher than its four-digit GICS peer group burn rate of 4.4%, and therefore fails to meet our guidelines. Finally, the company does not fully expense its stock options. Given their current accounting treatment of not being charged as an expense against earnings, stock options have been the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives perverse incentives to inflate their company’s earnings or make irresponsibly optimistic forecasts in order to keep stock prices high and their paychecks gargantuan. Numerous companies have chosen to acknowledge the distortion to reported earnings caused by the non-expensing of options and have elected to expense options going forward. We believe kforce, Inc. should follow suit, to better reflect the company’s true earnings and provide additional discipline against overuse.

Mgmt Rec - Company Management Recommended Vote

Panagora Vote Summary Report
Jul 01, 2004 - Jun 30, 2005

Quantitative Emerging Markets - FRNTR

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

03/11/05 - A	African Bank Investments (Formerly Theta Group )		S01035112		None		395,000
Annual Meeting Agenda
	1	Elect Directors	For	For			Mgmt
	2	Place Authorized But Unissued Shares under Control of Directors for Use Pursuant to ABIL Employee Share Participation Scheme	For	Against			Mgmt
Based on the lack of performance criteria and vesting periods, as well as excessive dilution (15 percent) we recommend shareholders vote against this proposal.
	3	Approve Deloitte and Touche as Auditors and Authorize Board to Fix Their Remuneration	For	For			Mgmt
	4	Authorize New Class of Preferred Stock Re: 5 Million Nonredeemable, Noncumulative, Nonparticipating Preference Shares	For	For			Mgmt
	5	Amend Articles Re: Terms and Conditions of Nonredeemable, Noncumulative, Nonparticipating Preference Shares	For	For			Mgmt
	6	Amend Article 3.2	For	For			Mgmt
	7	Place Authorized But Unissued Preference Shares under Control of Directors	For	For			Mgmt
	8	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For			Mgmt

09/28/04 - S	ALUMINUM CORPORATION OF CHINA LTD		Y0094N109		08/27/04		734,000
	1	Elect Kang Yi as an Independent Non-Executive Director	For	For			Mgmt

06/09/05 - A	ALUMINUM CORPORATION OF CHINA LTD		Y0094N109		05/10/05		734,000
	1	Accept Report of the Directors	For	For			Mgmt

Mgmt Rec - Company Management Recommended Vote

2	Accept Report of the Supervisory Committee	For	For	Mgmt
3	Accept Financial Statements and Statutory Reports	For	For	Mgmt
4	Approve Profit Distribution Plan and Final Dividend Distribution Plan and Authorize Board to Distribute Such Dividend to its Shareholders	For	For	Mgmt
5	Elect Shi Chungui as Non-Executive Director	For	For	Mgmt
6	Approve Remuneration and Relevant Subsidies of Directors and Supervisors for the Year Ending December 31, 2005 and the Discretionary Bonus for 2004	For	For	Mgmt
7

Appoint PricewaterhouseCoopers, Hong Kong Certified Public Accountants and PricewaterhouseCoopers Zhong Tian CPAs Limited Company as International and PRC Auditors, Respectively, and Authorize Board to Fix Their Remuneration

		For	For	Mgmt
8	Approve Proposed Change to the Company’s Business Scope and Proposed Associated Amendments to the Articles of Association	For	Against	Mgmt
As such, it is impossible to ascertain whether approval of this item would have any negative impact on shareholder rights or value.
9a1	Approve Issue of a Maximum of 1.5 Billion Domestic Listed RMB Denominated Ordinary Shares (A Shares)	For	For	Mgmt
9a2	Approve Nominal Value of RMB 1.0 Per A Share	For	For	Mgmt
9a3	Approve Listing of A Shares on the Shanghai Stock Exchange	For	For	Mgmt
9a4	Approve Target Subscribers of the A Shares	For	For	Mgmt
9a5	Approve Issue Price of the A Shares	For	For	Mgmt
9a6	Approve Equal Rank of New A Shares in Respect of All Undistributed Retained Profits of the Company at the Time the Proposed A Share Issue Takes Place	For	For	Mgmt
9a7	Authorize Board to Deal with All Matters in Relation to the Proposed A Share Issue	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

9a8	Approve That Resolutions Relating to the Proposed A Share Issue be Effective for a Period of 12 Months from the Date the Relevant Resolutions are Passed	For	For	Mgmt
9b	Approve Intended Use of Proceeds from the Proposed Issue of A Shares	For	For	Mgmt
9c	Amend Articles Re: Proposed Issue of A Shares	For	For	Mgmt
10	Approve Issuance H Shares without Preemptive Rights	For	Against	Mgmt

This authority complies with SEHK regulations governing such plans. However, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

Additional Resolution
11

Approve Issue of Short-Term Debenture in the Principal Amount of Up to RMB 5.0 Billion and Grant of Unconditional Mandate to Directors to Determine the Terms and Conditions of and All Matters Relating to the Proposed Issue of Short-Term Debenture

		For	For	ShrHoldr

The grant of an unconditional mandate to directors to solely determine the terms and conditions regarding the issuance of short-term debentures makes it impossible for shareholders to evaluate whether such terms will be disadvantageous to the company and, ultimately, its shareholders. Given the immense discretion given to directors to determine the terms of such debentures, which might open up the possibility for abuse, shareholders are advised to vote against this item.

Mgmt Rec - Company Management Recommended Vote

04/27/05 - S	AMERICA MOVIL SA DE CV MEXICO		P0280A101		None	445,300
Only Series L Can Vote at this Meeting
	1	Elect Director Representative of Series L to the Management Board	For	For		Mgmt
	2	Approve Swap of Company’s Shares	For	For		Mgmt
	3	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

02/01/05 - S	Bank Leumi Le-Israel		M16043107		01/20/05	415,800
	1	Approve Dividend of 65.6 Percent of Net Profit for Nine Month Period Ending Sep. 30, 2004	For	For		Mgmt
This is a routine proposal.
	2	Approve Director/Officer Liability and Indemnification Insurance	For	Against		Mgmt
We believe this item would unfairly prejudice shareholders from holding directors accountable.
	3	Elect Israel Gilad as External Director	For	For		Mgmt

Despite the poor level of disclosure regarding the board, a situation which is common in Israel, we believe it would be counterproductive to withhold support from directors unless there were some specific controversy involving the company.

06/29/05 - A	Bank Leumi Le-Israel		M16043107		06/15/05	415,800
	1	Accept Financial Statements and Statutory Reports (Voting)	For	For		Mgmt
This is a routine item.
	2	Reelect I. Hoffi as External Director	For	For		Mgmt

Despite the poor level of disclosure regarding the board, a situation that is common in Israel, it would be counterproductive to withhold support from the directors in the absence of some specific controversy involving the company.

	3a	Elect R. Guzman as Director	For	For		Mgmt
	3b	Elect Y. Mashal as Director	For	For		Mgmt
	3c	Elect Z. Koren as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Approve Compensation of Directors	For	For		Mgmt
This is a routine Israeli compensation proposal.
	5	Approve Kost Forer Gabbay & Kasierer and Somekh Chaikin as Joint Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
This is a routine item.
	6a	Amend Articles of Association	For	For		Mgmt
The bulk of these items are neutral or positive in terms of shareholder value. However, Item 6f would impose excessive indemnification and liability provisions and does not merit support.
	6b	Amend Articles of Association	For	For		Mgmt
	6c	Amend Articles of Association	For	For		Mgmt
	6d	Amend Articles of Association	For	For		Mgmt
	6e	Amend Articles of Association	For	For		Mgmt
	6f	Amend Articles of Association	For	Against		Mgmt
See Item 6a.
	6g	Amend Articles of Association	For	For		Mgmt
	7	Approve Resolutions Concerning Approval of Holding of Positions and Disclosure by Officers	For	For		Mgmt
This is a routine item.
	8	Approve Bonus for Board Chairman Eitan Raff	For	Against		Mgmt
This item does not merit support due to the company’s unwillingness to provide the pertinent information.
	9	Renew Director/Officer Liability and Indemnification Insurance	For	Against		Mgmt

As the company’s indemnification and liability policy exempts directors of monetary damages for violations of duty of care, and as the indemnification provisions could unfairly prejudice shareholders from holding directors accountable, this resolution does not merit support.

05/12/05 - A	China Mobile (Hong Kong) Limited		Y14965100		05/09/05	406,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend of HK$0.46 Per Share	For	For		Mgmt
	3a	Reelect Wang Jianzhou as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3b	Reelect Zhang Chenshuang as Director	For	For		Mgmt
	3c	Reelect Li Mofang as Director	For	For		Mgmt
	3d	Reelect Julian Michael Horn-Smith as Director	For	For		Mgmt
	3e	Reelect Li Yue as Director	For	For		Mgmt
	3f	Reelect He Ning as Director	For	For		Mgmt
	3g	Reelect Frank Wong Kwong Shing as Director	For	For		Mgmt
	4	Reappoint KPMG as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	5	Approve Repurchase of Up to 10 Percent of Issued Capital	For	For		Mgmt
	6	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

This authority complies with SEHK regulations governing such plans. However, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	7	Authorize Reissuance of Repurchased Shares	For	For		Mgmt

06/14/05 - A	China Steel Corporation		Y15041109		04/15/05	676,162
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on Status of Endorsements and Guarantees	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 3.90 per Share and Stock Dividend of 50 per 1000 Shares	For	For		Mgmt
	2.3	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt
	2.4	Amend Articles of Association	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2.5	Amend Procedures Governing the Acquisition or Disposal of Assets	For	For		Mgmt
	2.6	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	3	Other Business	For	Against		Mgmt
In view of this, a vote against this item is recommended until details on the issues have been provided.

06/10/05 - A	China Trust Financial Holdings Company Ltd.		Y15093100		04/11/05	529,000
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on the Code of Ethics	None	None		Mgmt
	1.4	Receive Report on the Amendment of Board Meeting Procedures	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 1 per Share and Stock Dividend of 200 Shares per 1000 Shares	For	For		Mgmt
	3.1	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt
	3.2	Amend Articles of Association	For	For		Mgmt
	4	Elect Directors	For	For		Mgmt
	5	Other Business	None	None		Mgmt

04/21/05 - A	Consorcio Ara Sa		P3084R106		None	211,000
	1	Accept Individual and Consolidated Financial Statements, Statutory Reports, and Supervisory’s Reports for Fiscal Year Ended 12-31-04	For	For		Mgmt
	2	Approve Allocation of Income	For	For		Mgmt
	3	Approve Audit Committee’s Report	For	For		Mgmt
	4	Elect Directors Including Independent Members, Board Secretary and Alternate, and Supervisory Board; Elect Their Respective Alternates	For	For		Mgmt
	5	Set Aggregate Nominal Amount of Share Repurchase Reserve	For	For		Mgmt
	6	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

04/07/05 - A	Controladora Comercial Mexicana S.A.		P3097R168		None	721,300
Only Class B Shareholders May Vote
	1	Approve Financial Statements and Statutory Reports for 2004, Approve Report on Share Repurchase and Reissuance of Shares, and Approve Discharge Directors	For	For		Mgmt
	2	Approve Allocation of Income and Dividends of MXN 0.123 Per Unit Share; Set Maximum Limit for Share Repurchase Fiscal Year 2005	For	Against		Mgmt
Because of the long-term shareholder-unfriendly policy of the company, opposition to this resolution is recommended.
	3	Elect Members of Management Board, Supervisory Board, Executive Committee, and Audit Committee	For	For		Mgmt
	4	Approve Remuneration of Directors and Supervisory Board	For	For		Mgmt
	5	Designate Inspectors or Shareholder Representatives of Minutes of Meeting	For	For		Mgmt

03/18/05 - A	Daelim Industrial		Y1860N109		12/31/04	21,110
	1	Approve Appropriation of Income and Dividends of KRW 2450 Per Common Share	For	For		Mgmt
	2	Amend Articles of Incorporation Re: Board Composition and Directors’ Term in Office	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4	Elect Members of Audit Committee	For	For		Mgmt
	5	Approve Limit on Remuneration of Directors	For	For		Mgmt

05/19/05 - A	DELTA ELECTRONIC		Y20263102		03/18/05	645,000
	1	Amend Rules and Procedures Regarding Shareholder Meeting	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

At the time of the delivery of this analysis, the company had not disclosed adequate information; therefore, we must advise against the resolution due to poor disclosure.
	2	Receive Report on Business Operation Results for Fiscal Year 2004	None	None		Mgmt
	3	Receive Financial Report	None	None		Mgmt
	4	Receive Supervisors’ Report	None	None		Mgmt
	5	Receive Report on Endorsments and Guarantees	None	None		Mgmt
	6	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	7	Approve Allocation of Income and Cash Dividend NTD 2.50 per Share and Stock Dividend of 50 Shares per 1000 Shares	For	For		Mgmt
	8	Amend Rules and Procedures Regarding Directors and Supervisors Elections	For	Against		Mgmt
At the time of the delivery of this analysis, the company had not disclosed adequate information; therefore, we must advise against the resolution due to poor disclosure.
	9	Approve Capitalization of 2004 Dividends	For	For		Mgmt
	10	Amend Articles of Association	For	Against		Mgmt
At the time of the delivery of this analysis, the company had not disclosed adequate information; therefore, we must advise against the resolution due to poor disclosure.
	11	Other Discussions	For	Against		Mgmt
In view of this, a vote against this item is recommended until details on the issues have been provided.
	12	Other Business	For	Against		Mgmt
In view of this, a vote against this item is recommended until details on the issues have been provided.

09/02/04 - S	Firstrand Limited		S5202Z107		None	718,400
Special Meeting Agenda
	1	Amend Articles Re: Odd Lot Offers	For	For		Mgmt
	2	Approve Odd-Lot Offer	For	For		Mgmt
	3	Authorize Purchase of Shares Pursuant to Odd-Lot Offer	For	For		Mgmt
	4	Approve Issuance of Shares with Preemptive Rights Pursuant to Odd-Lot Offer	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	5	Amend Articles Re: Preference Shares	For	For		Mgmt
	6	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

11/22/04 - A	Firstrand Limited	S5202Z107			None	515,800
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2004	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Approve Remuneration of Directors for Past Fiscal Year	For	For		Mgmt
	4	Approve Remuneration of Directors for Upcoming Fiscal Year	For	For		Mgmt
	5	Ratify Pricewaterhouse Coopers as Auditors	For	For		Mgmt
	6	Authorize Board to Fix Remuneration of the Auditors	For	For		Mgmt
	7	Place Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	8	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 15 Percent of Issued Capital	For	For		Mgmt
	9	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt
	10	Adopt New Articles of Association	For	For		Mgmt

04/21/05 - C	Firstrand Limited	S5202Z107			None	515,800
Court Ordered Scheme Meeting
	1	Approve Acquisition of 416.2 Million Ordinary Shares by First Rand Empowerement Trust and First Rand Bank for a Consideration of ZAR 12.28 Per Scheme Share	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

Although the scheme aims at enhancing the company’s position with regards to the BEE initiative, the proposed share plans should be evaluated as a separate issue as the primary objective of compensation plans is to incentivize employees, regardless of race, for improved financial performance and to deliver shareholder value. There are concerns over the immediate dilutive effect of the proposed plan, which when combined with all of the other company’s plans has a potential dilution over 13 percent of FirstRand’s share capital. On this bases, this scheme does not warrant shareholder support.

04/21/05 - S	Firstrand Limited		S5202Z107		None	515,800
Special Meeting Agenda
	1	Approve Repurchase of Ordinary Shares by First Rand Empowerement Trust and First Rand Bank for a Consideration of ZAR 12.28 Per Scheme Share	For	Against		Mgmt

Although the scheme aims at enhancing the company’s position with regards to the BEE initiative, the proposed share plans should be evaluated as a separate issue as the primary objective of compensation plans is to incentivize employees, regardless of race, for improved financial performance and to deliver shareholder value. There are concerns over the immediate dilutive effect of the proposed plan, which when combined with all of the other company’s plans has a potential dilution over 13 percent of FirstRand’s share capital. On this bases, these resolutions do not warrant shareholder support.

	2	Authorize Issuance of 119 Million Ordinary Shares At ZAR 0.01 Per Share to Trustee of FirstRand Empowerement Trust	For	Against		Mgmt
	3	Approve Disposal of Ordinary Shares by FirstRand Bank to FirstRand Staff Assistance Trust, Black Employee Share Trust and Black Non-Executive Directors Trust	For	Against		Mgmt
	4	Approve Black Employee Share Scheme	For	Against		Mgmt
	5	Approve Black Non-Executive Director Stock Purchase Plan	For	Against		Mgmt
	6	Approve Stock Option Plan Grants to B.J. van der Ross	For	Against		Mgmt
	7	Approve Stock Option Grants to K.C. Shubane	For	Against		Mgmt
	8	Approve Stock Option Grants to P.V. Mjoli	For	Against		Mgmt
	9	Approve Stock Option Grants to R. Jardine	For	Against		Mgmt
	10	Approve Stock Option Grants to N.N. Gwagwa	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

	11	Approve Stock Option Grants to N.B. Langa	For	Against		Mgmt
	12	Approve Stock Option Grants to S. Sithole	For	Against		Mgmt
	13	Approve Stock Option Grants to S. Nxasana	For	Against		Mgmt
	14	Approve Stock Option Grants to G. Moloi	For	Against		Mgmt
	15	Approve Stock Option Grants to P. Nzimande	For	Against		Mgmt
	16	Approve Preemptive Rights of Company in Default Share Repuchase	For	Against		Mgmt
	17	Approve Preemptive Rights of Company in Term Share Repurchase	For	Against		Mgmt

06/10/05 - A	Formosa Chemical & Fiber Co. Ltd.		Y25946107		04/11/05	149,000
	1.1	Receive Report on Business Operation Results of FY 2004	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on Overseas Unsecured Convertible Bonds	None	None		Mgmt
	1.4	Receive Report on the Implementation of Code of Conducts for Directors and Supervisors	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 4.5 per Share and Stock Dividend of 100 Shares per 1000 Shares	For	For		Mgmt
	3.1	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt
	3.2	Amend Articles of Association	For	For		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	4	Other Business	None	None		Mgmt

09/01/04 - A	Foschini Ltd.		S29260122		None	199,600
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended Mar. 31, 2004	For	For		Mgmt
	2	Approve KPMG Inc. as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	3	Reelect S.E. Abrahams as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Reelect L.F. Bergman as Director	For	For		Mgmt
	5	Reelect W.V. Cuba as Director	For	For		Mgmt
	6	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt
	7	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

04/08/05 - A	Grupo Bimbo	P49521126			None	217,600
	1	Accept Financial Statements and Statutory Reports for Fiscal Year Ended 12-31-04	For	For		Mgmt
	2	Approve Allocation of Income	For	For		Mgmt
	3	Approve Dividend of MXN 0.28 Per Share	For	For		Mgmt
	4	Elect Management and Supervisory Board; Fix Their Respective Remuneration	For	For		Mgmt
	5	Elect Members to the Audit Committee, Evaluation and Compensation Committee, and Finance and Planning Committee; Fix Their Remuneration	For	For		Mgmt
	6	Present Report Re: Shares Repurchase Program; Set Maximum Amount for Share Repurchase	For	For		Mgmt
	7	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

06/14/05 - A	Hon Hai Precision Industry	Y36861105			04/15/05	332,549
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on Indirect Investments in Mainland China	None	None		Mgmt
	1.4	Receive Other Reports	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 2.50 per Share and Stock Dividend of 200 Shares per 1000 Shares	For	For		Mgmt
	2.3	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2.4	Approve Increase of Registered Capital and Issuance of Ordinary Shares to Participate the Issuance of Global Depository Receipt	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	2.5	Amend Articles of Association	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	2.6	Amend Procedures Governing Derivative Financial Instruments	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	3	Other Business	None	None		Mgmt

02/28/05 - A	Hyosung Corp.		Y3818Y120		12/31/04	97,300
	1	Approve Financial Statements and Appropriation of Retained Earnings	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Elect Member of Audit Committee	For	For		Mgmt
	4	Approve Limit on Remuneration of Directors	For	For		Mgmt

03/04/05 - A	Hyundai Motor Co.		Y38472109		12/31/04	24,390
	1	Approve Appropriation of Income and Dividends of KRW 1150 Per Ordinary Share	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Elect Member of Audit Committee	For	For		Mgmt
	4	Approve Limit on Remuneration of Directors	For	For		Mgmt
	5	Amend Articles of Incorporation Re: Additional Business Objectives	For	For		Mgmt

07/29/04 - S	Jiangxi Copper		Y4446C100		06/29/04	883,000
	1	Approve New Processing Agreement Entered into Between the Company and Jiangxi Copper Corporation	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Items 1 and 2 concern the continuing connected transactions entered into by the company, namely the new processing agreement (NP agreement) and the copper cathode supply agreement (CCS agreement). The NP agreement stipulates that Jiangxi Copper Corp. (JCC), a 48.47 percent shareholder, shall suppply raw copper materials in which the company shall have the sole discretion to process such materials into copper cathode and supply it to the market. Hence, the company shall serve as agent of JCC in the distribution of copper cathode. For this, JCC shall pay a sales fee of HK$31.2 million ($4 million) for every ton of copper cathode distributed and sold by the company. It is to be noted that the company and JCC have already entered into such an agreement in Sept. 3, 2001. Concurrently, the NP agreement would relatively retain the same terms of the old agreement, but would now be employed up to Dec. 31, 2006. Moreover, the NP agreement would give the company sole exclusivity to process and distribute the cathode copper in behalf of JCC. In a related matter, the CCS agreement stipulates that the company would also supply up to 50,000 tons of copper cathode per year to Jiangxi Copper Products Co. Ltd. (JCP). The CCS agreement shall be be implemented upon approval by shareholders up to Dec. 31, 2006. It is to be noted that JCP is a joint venture company owned as to 60 percent and 40 percent by JCC Copper Products Co. Ltd., a wholly-owned subsidiary of JCC, and by the company respectively. The directors expect that approximately HK$1.18 billion ($151.28 million) shall be paid by JCP per year until December of 2006. Given that such transactions operate under fairly-comprehensive guidelines, and that shareholders are given appropriate protection by Hong Kong law and the listing requirements, related-party transactions are considered routine items. As both transactions are within the normal course of business of the company, ISS supports these resolutions.

2	Approve the Copper Cathode Supply Agreement Entered into Between the Company, Jiangxi Copper Products Co. Ltd. and Jiangxi Copper Corporation	For	For	Mgmt
Refer to Item 1.

Mgmt Rec - Company Management Recommended Vote

	3	Amend Articles Re: Voting at General Meetings, Material Interest of Directors in Contracts Entered into by the Company, Nomination of Directors	For	For		Mgmt

This item seeks to amend certain provisions in the articles of association of the company in light of recent changes made to the Listing Rules. These changes pertain to voting polices for shareholders and directors of the company. In instances where shareholders are required to abstain from voting, the votes made on such resolutions will not be counted. Likewise, directors are restricted from voting on contracts, arrangements or proposals wherein they are materially interested. Also included in this item is a provision specifying the period for submission of nominees for director and nominees’ notice of acceptance. This period will commence the day after the release of the meeting notice up to seven days prior to meeting date.

11/26/04 - S	Jiangxi Copper		Y4446C100		10/26/04	883,000
	1

Approve Increase in A Shares Equal to the Number of A Shares to be Issued Pursuant to the Conversion of the Convertible Bonds and Issue of Not More than RMB2 Billion Convertible Bonds Convertible into New A Shares

			For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Mgmt Rec - Company Management Recommended Vote

In this item, the company seeks authority to issue RMB-denominated convertible bonds of not more than RMB2.0 billion ($241.4 million) in principal amount (Convertible Bonds) to legal and natural persons in the People’s Republic of China (the PRC) and increase the number of A shares equal to the number of A shares to be issued pursuant to the exercise of conversion rights attaching to the Convertible Bonds. Existing holders of A shares and domestic shares of the company will be entitled to a priority right to subscribe for the Convertible Bonds in the proportion of every RMB4 .0 ($0.5) of Convertible Bonds to one A share or Domestic Share held. The Convertible Bonds, due to mature in five years, carry fixed rates preliminarily estimated to be 1.0 percent, 1.22 percent, 1.49 percent, 1.81 percent and 2.21 percent for the five years and may be converted into A shares at the initial conversion price equal to the 30-day average closing prices of the A shares immediately before the issue of the relevant offering memorandum, with an upward margin of 0.1 percent and round up or down to cents in the nearest ten cents. The conversion price is subject to adjustment under several circumstances including: events that would have an impact on the capital structure of or shareholders’ interests in the company; in the event that the average 30-day closing prices of the A shares between the expiry of six months commencing from and up to 18 months from the date of issue of the Convertible Bonds, are lower than 80 percent of the then conversion price; in the event that between the expiry of the 18 months commencing from the date of issue up to the date of expiry of the conversion period, the 30-day average closing prices of A shares are lower than 85 percent of the then conversion price. In no case shall the adjusted conversion price be lower than the audited net asset value per share at the end of the most recent accounting year. The conversion period begins immediately after six months from the issue of the convertible bonds. The company is entitled to redeem all or part of the outstanding convertible bonds in the event that the closing price of the A shares in any 20 trading days out of 30 consecutive trading days shall be higher than 130 percent of the then conversion price at 103 percent of the nominal value of the Convertible Bonds inclusive of any accrued interest. On the other hand, holders of the Convertible Bonds may require the redemption of all or part of the Convertible Bonds held by them at the redemption date in the event that the closing prices of A shares in any 20 consecutive trading days shall be lower than 70 percent of the then conversion price, at 103 percent of the nominal values of the Convertible Bonds inclusive of any accrued interest. Redemption rights at the option of the company and the holders of Convertible Bonds may only be exercised once every calendar year. Assuming full conversion of the Convertible Bonds at a conversion price of approximately RMB7.09 ($0.1), representing the 10-day average closing price of A shares from Sep. 16, 2004 to Sep. 30, 2004, with an upward margin of 0.1 percent, percentage shareholding of the company’s H shareholders is estimated to be diluted from 43.4 percent to 39.3 percent while shareholding of A shareholders is estimated to increase to 17.4 percent from 8.6 percent. Proceeds from the issue of Convertible Bonds will be used as to RMB378.2 million ($45.6 million) for the acquisition of operating assets and related liabilities of Chengmenshan Mine and the mining right thereof (Chengmenshan Acquisition) from Jiangxi Copper Corp. (JCC) proposed in Item 4; RMB881.1 million ($106.3 million) for the technological renovation of Fujiawu Copper Mine and further acquisition of the mining rights of the deeper level and surrounding area of Fujiawu Copper Mine; approximately RMB463.4 million ($55.9 million) for the development and implementation of copper resources projects; and RMB127.1 million ($15.3 million) for the increase of capital in the 400,00 tonnes sulphur acid project. Remaining funds will be used as working capital. The issue of Convertible Bonds is seen as an effective means of raising funds for various projects while at the same time allowing the company to take advantage of the current low interest rate environment and pay a lower interest rate compared to a straight bond issue. In view of the benefits of the proposed Convertible Bonds issue and the proposed application of proceeds, a vote supporting this item is recommended.

2	Approve Use of Previous Proceeds from the Issue of 230 Million A Shares	For	For	Mgmt

Proceeds of RMB510.1 million received on Dec. 28, 2001 from the issue of 230 million A shares were used for the third phase project of technological renovation of Guixi Smelter, the acquisition of net operating assets of Wushan Copper Mine from JCC and the technological renovation of open-pit mining of Fujiawu Copper Mine. ISS sees no reason to oppose this resolution.

3	Approve Use of Proceeds from the Issue of Up to RMB2 Billion Convertible Bonds Convertible into New A Shares	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Proceeds from the issue of up to RMB2.0 billion Convertible Bonds proposed in Item 1 will be used to fund various projects identified in the discussion provided in Item 1 above. In view of our support for the proposed Convertible Bonds issue, a vote in favor of this resolution is recommended.

4

Approve Agreement between Jiangxi Copper Company Ltd. and Jiangxi Copper Corporation for the Acquisition of the Operating Assets, Related Liabilities and Mining Right of Chengmenshan Mine at a Consideration of RMB378.2 Million

	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

Item 4 concerns the company’s acquisition of operating assets of the Chengmenshan Mine and the mining rights thereof together with related liabilities from JCC for an aggregate consideration of RMB378.2 million ($45.6 million). The consideration, which will be paid using proceeds from the proposed issue of Convertible Bonds proposed in Item 1 or bank borrowings, was determined based on the valuation report prepared by Beijing Zhongzheng Appraisal Co., Ltd. and Beijing Jingwei Assets Appraisal Co., Ltd. independent valuers. The operating assets, mining right and liabilities were valued at approximately RMB180.2 million ($21.7 million), 202.9 million ($24.5 million) and RMB4.9 million ($586,186), respectively. Adjustments to the consideration would be made should the values of the operating assets, the mining right and related liabilities, as shown in the balance sheet of the Chengmenshan Mine, differ from the values in the valuation reports, subject to an upward adjustment of up to 10 percent to the value of the operating assets, the mining right and related liabilities or a downward adjustment to the actual book value of such operating assets, mining right and related liabilities. Chengmenshan Mine is a mine located in Jiujiang City, in the northern part of Jiangxi Province, the PRC. As of Aug. 31, 2004, The Winters, Dorsey & Co., LCC, an international mining engineering company established in the United States of America, estimated that the proven and probable ore reserves of the whole Chengmenshan Mine was 100.2 million tonnes and such ore reserves are said to support the production schedule of Chengmenshan Mine for the next 26 years. The acquisition was deemed as fair as it was examined by Goldbond Capital (Asia) Ltd., an independent financial evaluator. The deal appears to be fair to shareholders in that the consideration represents the appraised values of the assets to be acquired. The addition of the Chengmenshan Mine is expected to secure additional raw copper materials for the production of Copper Cathode, the company’s major product and enable the company and its subsidiaries to expand production in the long term and strengthen market position through vertical integration. This is a reasonable request.

11/26/04 - S	Jiangxi Copper	Y4446C100		10/26/04	883,000
	Meeting For H Shareholders
	1

Approve Increase in A Shares Equal to the Number of A Shares to be Issued Pursuant to the Conversion of the Convertible Bonds and Issue of Not More than RMB2 Billion Convertible Bonds Convertible into New A Shares

		For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Mgmt Rec - Company Management Recommended Vote

In this item, the company seeks authority to issue RMB-denominated convertible bonds of not more than RMB2.0 billion ($241.4 million) in principal amount (Convertible Bonds) to legal and natural persons in the People’s Republic of China (the PRC) and increase the number of A shares equal to the number of A shares to be issued pursuant to the exercise of conversion rights attaching to the Convertible Bonds. Existing holders of A shares and domestic shares of the company will be entitled to a priority right to subscribe for the Convertible Bonds in the proportion of every RMB4 .0 ($0.5) of Convertible Bonds to one A share or Domestic Share held. The Convertible Bonds, due to mature in five years, carry fixed rates preliminarily estimated to be 1.0 percent, 1.22 percent, 1.49 percent, 1.81 percent and 2.21 percent for the five years and may be converted into A shares at the initial conversion price equal to the 30-day average closing prices of the A shares immediately before the issue of the relevant offering memorandum, with an upward margin of 0.1 percent and round up or down to cents in the nearest ten cents. The conversion price is subject to adjustment under several circumstances including: events that would have an impact on the capital structure of or shareholders’ interests in the company; in the event that the average 30-day closing prices of the A shares between the expiry of six months commencing from and up to 18 months from the date of issue of the Convertible Bonds, are lower than 80 percent of the then conversion price; in the event that between the expiry of the 18 months commencing from the date of issue up to the date of expiry of the conversion period, the 30-day average closing prices of A shares are lower than 85 percent of the then conversion price. In no case shall the adjusted conversion price be lower than the audited net asset value per share at the end of the most recent accounting year. The conversion period begins immediately after six months from the issue of the convertible bonds. The company is entitled to redeem all or part of the outstanding convertible bonds in the event that the closing price of the A shares in any 20 trading days out of 30 consecutive trading days shall be higher than 130 percent of the then conversion price at 103 percent of the nominal value of the Convertible Bonds inclusive of any accrued interest. On the other hand, holders of the Convertible Bonds may require the redemption of all or part of the Convertible Bonds held by them at the redemption date in the event that the closing prices of A shares in any 20 consecutive trading days shall be lower than 70 percent of the then conversion price, at 103 percent of the nominal values of the Convertible Bonds inclusive of any accrued interest. Redemption rights at the option of the company and the holders of Convertible Bonds may only be exercised once every calendar year. Assuming full conversion of the Convertible Bonds at a conversion price of approximately RMB7.09 ($0.1), representing the 10-day average closing price of A shares from Sep. 16, 2004 to Sep. 30, 2004, with an upward margin of 0.1 percent, percentage shareholding of the company’s H shareholders is estimated to be diluted from 43.4 percent to 39.3 percent while shareholding of A shareholders is estimated to increase to 17.4 percent from 8.6 percent. Proceeds from the issue of Convertible Bonds will be used as to RMB378.2 million ($45.6 million) for the acquisition of operating assets and related liabilities of Chengmenshan Mine and the mining right thereof (Chengmenshan Acquisition) from Jiangxi Copper Corp. (JCC) proposed in Item 4 of the special general meeting; RMB881.1 million ($106.3 million) for the technological renovation of Fujiawu Copper Mine and further acquisition of the mining rights of the deeper level and surrounding area of Fujiawu Copper Mine; approximately RMB463.4 million ($55.9 million) for the development and implementation of copper resources projects; and RMB127.1 million ($15.3 million) for the increase of capital in the 400,00 tonnes sulphur acid project. Remaining funds will be used as working capital. The issue of Convertible Bonds is seen as an effective means of raising funds for various projects while at the same time allowing the company to take advantage of the current low interest rate environment and pay a lower interest rate compared to a straight bond issue. In view of the benefits of the proposed Convertible Bonds issue and the proposed application of proceeds, a vote supporting this item is recommended.

01/20/05 - S	Jiangxi Copper		Y4446C100		12/20/04	883,000
	1	Approve Consolidated Industrial Services Agreement Between Jiangxi Copper Corp. (JCC) and Jiangxi Copper Co. Ltd. (the Company) for the Provision of Various Industrial Services	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

This item seeks shareholder approval for connected transactions covered by the Consolidated Industrial Services Agreement between the company and Jiangxi Copper Corp. (JCC), a substantial shareholder of the company. These transactions comprise JCC’s provision of railway transportation services and vehicle transportation services (Transportation Services); machinery and electrical equipment repair and maintenance and vehicle repair services; and water supply services to the company and its subsidiaries (the Group). Fees payable by the Group for such services provided by JCC will be charged based on the transport volume, actual cost adjusted by the relevant consumer price index of operation materials and the average profit margin in the relevant industry for the Transportation Services and the state-prescribed price, or in its absence, the industrial market price or price charged by the JCC Group to its members and cost plus relevant taxes. The company, on the other hand, agrees to provide transmission service for electricity to JCC and its subsidiaries (JCC Group) as well as to supply water and steam for industrial use to the premises of JCC Group at Guixi Smelter, Yongping Copper Mine and Wushan Copper Mine at a price based on the actual purchase price of electricity and water supply and relevant taxes. For each of the three years ending Dec. 31, 2007, the company has set annual caps of approximately RMB528.5 million ($63.8 million), RMB568.5 million ($68.6 million) and RMB625.8 million ($75.5 million) for connected transactions in this resolution. Goldbond Capital (Asia) Ltd., an independent financial adviser, reviewed the agreement and declared its terms as fair and reasonable to shareholders. This resolution is proposed as the connected transactions are expected to facilitate the Group’s operations without having to set up its own transportation services unit, personnel for the repair and maintenance services and other related industrial services. At the same time, the company’s provision of electricity, water and steam will facilitate JCC Group’s operations without having any adverse impact on the Group’s operation. This is a reasonable request.

2	Approve Consolidated Supply Agreement Between JCC and the Company for the Supply of Materials, Raw Materials and Parts	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

This item seeks shareholder approval for the Consolidated Supply Agreement between JCC and the company. Under this agreement, JCC has agreed to supply copper concentrate and gold, silver and sulfur contents from such copper concentrate; scrap copper, blister copper, and gold and silver materials contained in such blister copper; gold and silver materials; auxiliary materials essential for the production of the company and its subsidiaries (the Group); spare parts and additional parts; and provide processing and agency services for exhausted gases including oxygen, hydrogen and nitrogen. Materials supplied by JCC will be sold based on market price, actual price plus related sourcing expenses, the price charged by JCC Group to its members and the price of gold on the Shanghai Gold Exchange less the market processing fee, as the case may be. For processing and agency services provided by JCC, an agency fee equivalent to 25 percent of the revenue generated from the sale of exhausted gases will be charged. The company on the other hand, will process blister (scrap) copper; supply copper cathode, sulfuric acid and raw copper sulphate and other wastes from the Group’s production; and supply auxiliary materials, fuels and spare parts to JCC Group based on the actual processing fee, actual cost, or market price, as the case may be. For each of the three years ending Dec. 31, 2007, the company has set annual caps of approximately RMB5.7 billion ($683.8 million), RMB6.8 billion ($819.8 million) and RMB6.9 billion ($830.8 million) for transactions covered by the Consolidated Supply Agreement. Goldbond Capital (Asia) Ltd., an independent financial adviser, reviewed the agreement and declared its terms as fair and reasonable to shareholders.This item is proposed as it would allow the company to secure another source of supply for various materials necessary for the Group’s production as well as realize revenues from wastages generated from the production process. This is a reasonable request.

Mgmt Rec - Company Management Recommended Vote

3	Approve Consolidated Miscellaneous Services Agreement Between JCC and the Company for the Provision of Various Social, Medical and Education Services and Pension Scheme	For	For	Mgmt

Mgmt Rec - Company Management Recommended Vote

This item seeks shareholder approval for the Consolidated Miscellaneous Services Agreement. Under this agreement, JCC Group will provide services comprising sharing of public facilities; provision of social services; pension scheme and union operation; environmental and greenery services; education services; telecommunication and internet services; environmental monitoring services; off-site communication services; administrative management services; futures agency services; and import and export agency services to the Group at rates based on actual cost on a pro rata basis, employee salary and state-imposed policies. On the other hand, the Group agrees to provide telecommunications and internet services to JCC Group based on the policy imposed by the State and other actual costs on a pro rata basis. The Consolidated Miscellaneous Services Agreement also includes leases between JCC Group and the Group for certain office units. The annual leasing rates for the premises take into consideration, among others, annual depreciation, taxes and related costs, size of the lease, net asset value of the office unit, size of the lease and gross construction area of the office building. Annual caps of RMB332.5 million ($40.1 million), RMB355.9 million ($42.9 million) and RMB385.2 million ($46.5 million) for transactions under the Consolidated Miscellaneous Services Agreement for each of the three years ending Dec. 31, 2007, respectively, have been set by the company. Goldbond Capital (Asia) Ltd., an independent financial adviser, reviewed the agreement and declared its terms as fair and reasonable to shareholders. Transactions under this resolution are expected to facilitate the operations of JCC Group and the Group. By engaging the services of JCC Group, the Group is expected to minimize overhead costs as it would not be necessary to establish teams in charge of such services. With respect to lease arrangements with JCC Group, the company notes that due to the location of the Group’s office units, such office units may not be leased to other parties and JCC Group was mentioned to be the best available tenant. The company also notes that in relation to office units leased by the Group from JCC Group, the Group would have to build its own office building should it decide not to lease the office spaces from the JCC Group given that no similar office buildings in the neighboring areas of the Group are available. This is a reasonable request.

05/20/05 - A	Jiangxi Copper		Y4446C100		04/20/05	883,000
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Proposal for Distribution of Profit for 2004	For	For		Mgmt
5

Reappoint Deloitte Touche Tohmatsu Shanghai Certified Public Accountants Ltd. and Deloitte Touche Tohmatsu as PRC and International Auditors, Respectively, and Authorize Any Two Executive Directors to Fix Their Remuneration

			For	For		Mgmt
	6	Approve Issuance of H Shares without Preemptive Rights	For	Against		Mgmt

This authority complies with SEHK regulations governing such plans. However, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

03/18/05 - A	Korea Electric Power Corp		Y48406105		12/31/04	35,420

Mgmt Rec - Company Management Recommended Vote

	1	Approve Appropriation of Income and Dividends of KRW 1150 Per Share	For	For		Mgmt

06/10/05 - S	Korea Electric Power Corp	Y48406105			04/14/05	35,420
	1	Amend Articles of Incorporation Re: Newspaper Change for Meeting Notification, Increase in Number of Auditors, Expansion of Full-time Auditor’s Duties	For	For		Mgmt
	2	Elect Director	For	For		Mgmt
	3	Appoint Auditor	For	For		Mgmt

03/18/05 - A	LG Engineering & Construction Ltd. (formerly LG Construction)	Y5275B105			12/31/04	17,120
	1	Approve Appropriation of Income and Dividends of KRW 1250 Per Share	For	For		Mgmt
2

Amend Articles of Incorporation to Change Company Name to GS Engineering & Construction, Add Item to Business Objectives Clause, Require that at Least One Member of Audit Committee Have Accounting or Financial Expertise

			For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4	Elect Member of Audit Committee	For	For		Mgmt
	5	Approve Limit on Remuneration of Directors	For	For		Mgmt
	6	Amend Terms of Severance Payments to Executives	For	For		Mgmt

08/12/04 - A	Malaysia International Shipping Corporation Berhad	Y5625T111			None	121,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Mar. 31, 2004	For	For		Mgmt
	2	Approve Final Dividend of MYR0.15 Per Share and Special Dividend of MYR0.10 Per Share for the Financial Year Ended Mar. 31, 2004	For	For		Mgmt
	3	Elect Halipah binti Esa, Shamsul Azhar bin Abbas and Liang Kim Bang as Directors	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	4	Approve Remuneration of Directors for the Financial Year Ended Mar. 31, 2004	For	For		Mgmt
	5	Approve Ernst & Young as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	6	Other Business	For	Against		Mgmt

The company did not disclose the items that will be raised under this proposal. ISS therefore cannot measure what possible effects the other items that may be discussed during the meeting will have on shareholder value. Until further disclosure, ISS must recommend a vote against this item.

12/07/04 - A	Massmart Holdings Limited		S4799N114		None	71,300
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2004	For	For		Mgmt
	2	Reelect J.C. Hodkinson as Director	For	For		Mgmt
	3	Reelect P. Langeni as Director	For	For		Mgmt
	4	Approve Remuneration of Directors	For	For		Mgmt
	5	Ratify Reappintment of Deloitte and Touche as Auditors	For	For		Mgmt
	6	Place Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	7	Approve Issuance of Shares without Preemptive Rights up to a Maximum of 5 Percent of Issued Capital	For	For		Mgmt
	8	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt

06/10/05 - A	Mega Financial Holdings Co(frm CTB FINANCIAL HOLDING CO LTD)		Y1822Y102		04/11/05	971,000
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on the Execution of Treasury Shares	None	None		Mgmt
	2	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	3.1	Approve Allocation of Income and Cash Dividend of NTD 1.6 per Share	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3.2	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	4	Other Business	None	None		Mgmt

04/27/05 - A	Mol Hungarian Oil and Gas Plc.(formerly Mol Magyar Olay-Es		X5462R112		04/15/05	17,400
	1.1	Approve Board of Directors Report; Approve Allocation of Income Proposal	For	For		Mgmt
	1.2	Approve Auditor’s Report	For	For		Mgmt
	1.3	Approve Supervisory Board Report; Approve Allocation of Income Proposal	For	For		Mgmt
	1.4	Approve Financial Statements and Statutory Reports; Approve Allocation of Income and Dividends; Amend Articles of Association Accordingly	For	For		Mgmt
	2	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	3	Amend Articles of Association Re: Branch Offices; Business Premises; Corporate Purpose	For	Against		Mgmt

Items 3-5: In spite of being contacted by ISS, the company failed to provide further details regarding these proposals prior to the meeting. Shareholders are therefore advised to vote against these resolutions.

	4	Approve Increase in Share Capital; Amend Articles of Association Accordingly	For	Against		Mgmt
	5	Change Nominal Value of Series A Shares; Amend Articles of Association Accordingly	For	Against		Mgmt
	6	Authorize Share Repurchase Program	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

This item asks shareholders to authorize the management board to repurchase company’s shares. Share buybacks benefit shareholders by boosting the trading price and returning surplus capital. Additionally, repurchases usually improve the efficiency of the balance sheet, which may also enhance returns over the long-term. Some shareholders object to corporations repurchasing shares. They prefer to see extra cash invested in new businesses or paid out as dividends. We believe that when timed correctly, corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns. For this reason, a vote in favor of the board’s proposal is recommended.

	7	Amend Incentive Plan	For	Against		Mgmt
In spite of being contacted by ISS, the company failed to provide further details regarding this proposal prior to the meeting. Shareholders are therefore advised to vote against this item.
	8	Elect Supervisory Board Member Nominated by Holder of Series B Preference Shares; Determine Remuneration of Supervisory Board Members	For	For		Mgmt
	9	Approve Regulations on Supervisory Board	For	Against		Mgmt
In spite of being contacted by ISS, the company failed to provide further details regarding this proposal prior to the meeting. Shareholders are therefore advised to vote against this item.

05/11/05 - A	Old Mutual Plc		G67395106		None	623,000
	1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2	Approve Final Dividend of 3.5 Pence Per Share	For	For		Mgmt
	3i	Elect Russell Edey as Director	For	For		Mgmt
	3ii	Elect Wiseman Nkuhlu as Director	For	For		Mgmt
	3iii	Re-elect Christopher Collins as Director	For	For		Mgmt
	3iv	Re-elect Jim Sutcliffe as Director	For	For		Mgmt
	4	Reappoint KPMG Audit Plc as Auditors of the Company	For	For		Mgmt
	5	Authorise Board to Fix Remuneration of the Auditors	For	For		Mgmt
	6	Approve Remuneration Report	For	For		Mgmt
We are not raising any issues in relation to remuneration at Old Mutual.
	7	Authorise Issue of Equity or Equity-Linked Securities with Pre-emptive Rights up to Aggregate Nominal Amount of GBP 38,544,000	For	For		Mgmt
	8	Authorise Issue of Equity or Equity-Linked Securities without Pre-emptive Rights up to Aggregate Nominal Amount of GBP 19,272,000	For	For		Mgmt
	9	Authorise 385,442,000 Shares for Market Purchase	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	10i	Approve the Contingent Purchase Contract with Merrill Lynch South Africa (Pty) Limited up to 385,442,000 Ordinary Shares	For	For		Mgmt
	10ii	Approve the Contingent Purchase Contract with Investment House Namibia (Pty) Limited up to 385,442,000 Ordinary Shares	For	For		Mgmt
	10iii	Approve the Contingent Purchase Contract with Imara Edwards Securities (Private) Limited up to 385,442,000 Ordinary Shares	For	For		Mgmt
	10iv	Approve the Contingent Purchase Contract with Stockbrokers Malawi Limited up to 385,442,000 Ordinary Shares	For	For		Mgmt

05/26/05 - A	Petrochina Company Limited	Y6883Q104			04/25/05	2,414,000
	1	Accept Report of the Board of Directors	For	For		Mgmt
	2	Accept Report of the Supervisory Committee	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Final Dividend	For	For		Mgmt
	5	Authorize Board to Determine the Distribution of Interim Dividend for 2005	For	For		Mgmt
6

Appoint PricewaterhouseCoopers, Certified Public Accountants as International Auditors and PricewaterhouseCoopers Zhong Tian CPAs Co. Ltd., Certified Public Accountants as Domestic Auditors and Authorize Board to Fix Their Remuneration

			For	For		Mgmt
7

Amend Articles Re: Editing Changes, Reports Available to Shareholders, Voting at Meetings, Nomination of Directors, Releasing of Notices of Meetings, Material Interest of Directors in Contracts Entered into by the Company

			For	For		Mgmt
	8	Approve Issuance of Equity or Equity-Linked Securities without Preemptive Rights	For	Against		Mgmt

Mgmt Rec - Company Management Recommended Vote

This authority complies with SEHK regulations governing such plans. However, ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the issuance amounts without prior shareholder approval. This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, both of which are permissible under current law.

	9	Other Business (Voting)	For	Against		Mgmt

Although this item is routine and only those issues that could legally be discussed may be presented for consideration, its approval would create an opportunity for those who attend the meeting to approve changes that are not in the best interests of all shareholders. We recommend that shareholders oppose this item unless the company has provided detailed information about the issues that will be discussed.

06/14/05 - A	Philippine Long Distance Telephone Co.		718252109		04/15/05	33,100
	1	Approve Annual Report of Management	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt

09/29/04 - A	PROTON Holdings Bhd (frmly (Perusahaan Otomobil Nasional Ber		Y6860U102		None	77,000
	1	Accept Financial Statements and Statutory Reports for the Financial Year Ended Mar. 31, 2004	For	For		Mgmt
	2	Elect Abu Hassan Bin Kendut as Director	For	For		Mgmt
Although these are routine board elections, we do not support the candidacy of Razak bin Ramli, given his poor attendance record at both board and committee meetings.
	3	Elect Mahaleel Bin Tengku Ariff as Director	For	For		Mgmt
	4	Elect Haji Abdul Majid Bin Haji Hussein as Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	5	Elect Abdul Jabbar Bin Abdul Majid as Director	For	For		Mgmt
	6	Elect A. Razak Bin Ramli as Director	For	Against		Mgmt
	7	Elect Mohamed Daud Bin Abu Bakar as Director	For	For		Mgmt
	8	Elect Md Ali Bin Md Dewal as Director	For	For		Mgmt
	9	Elect Badrul Feisal Bin Abdul Rahim as Director	For	For		Mgmt
	10	Approve PricewaterhouseCoopers as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt

09/24/04 - S	PTT PUBLIC COMPANY		Y6883U113		09/03/04	158,300
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Approve Shares Purchasing of Rayong Refinery Co, Ltd	For	For		Mgmt
	3	Other Business	For	Against		Mgmt
In view of this, ISS recommends a vote against this item until details on the issues have been provided.

04/12/05 - A	PTT PUBLIC COMPANY		Y6883U113		03/22/05	158,300
	1	Approve Minutes of Previous EGM	For	For		Mgmt
	2	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	3	Approve Allocation of Income and Dividend of Baht 6.75 per Share	For	For		Mgmt
	4	Elect Directors	For	For		Mgmt
	5	Approve Remuneration of Directors	For	For		Mgmt
	6	Approve Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Amend Articles of Association Re: Company Seal	For	For		Mgmt
	8	Approve the 5-Year Financing Plan of PTT Public Co	For	For		Mgmt
	9	Approve Issuance of 40 Million Units of Warrants to Directors, Employees, and Advisors of the Company	For	For		Mgmt
	10	Approve Reduction in Registered Capital to Baht 27.97 Billion	For	For		Mgmt
	11	Approve Increase in Registered Capital to Baht 28.37 Billion	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	12	Approve Allocation of 40 Million New Ordinary Shares Reserved for the Exercise of Warrants	For	For		Mgmt
	13	Other Business	For	Against		Mgmt
In view of this, a vote against this item is recommended until details on the issues have been provided.

02/07/05 - A	Reunert Ltd.		S69566156		None	100,790
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended Sept. 30, 2004	For	For		Mgmt
	2	Elect Directors	For	Split		Mgmt
	2.1	Reelect K.C. Radebe as Director --- For
	2.2	Reelect B.P. Connellan as Director --- For
	2.3	Reelect D.E. Cooper as Director --- For
	2.4	Reelect G. Pretorius as Director --- Against
	3	Approve Remuneration of Directors	For	For		Mgmt
	4	Place Authorized But Unissued Shares under Control of Directors for Use Pursuant to Share Option Scheme	For	Against		Mgmt

Based on our opposition to the company’s share option schemes due to excessive potential dilution (6 percent of issued capital) and the existence of financial assistance to participants, we must recommend that shareholders do not support this resolution.

	5	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt

02/28/05 - A	Samsung Electronics Co. Ltd.		Y74718100		12/31/04	5,870
	1	Approve Appropriation of Income, with a Final Dividend of KRW 5000 Per Common Share	For	For		Mgmt
	2	Elect One Director	For	For		Mgmt
	3	Approve Limit on Remuneration of Directors	For	For		Mgmt

02/28/05 - A	Samsung SDI Co.		Y74866107		12/31/04	5,200

Mgmt Rec - Company Management Recommended Vote

	1	Approve Appropriation of Income and Dividends of KRW 3000 Per Ordinary Share	For	For		Mgmt
	2	Amend Articles of Incorporation to Increase Maximum Board Size From 8 to 9	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4	Approve Limit on Remuneration of Directors	For	For		Mgmt

11/30/04 - A	Sasol Ltd.	803866102			None	33,900
Annual Meeting Agenda
	1	Accept Financial Statements and Statutory Reports for Year Ended June 30, 2004	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Ratify Reappointment of KPMG Inc. as Auditors	For	For		Mgmt
	4	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt
	5	Place 5 Percent of Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	6	Approve Remuneration of Directors	For	For		Mgmt

03/31/05 - A	Shin Corp. (Shin) (Formerly Shinawatra Computer & Communication	Y77496142			03/11/05	701,400
	1	Open Meeting	None	None		Mgmt
	2	Approve Minutes of Previous AGM	For	For		Mgmt
	3	Accept Directors’ Report	For	For		Mgmt
	4	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	5	Approve Allocation of Income and Final Dividend of Baht 1.08 per Share	For	For		Mgmt
	6	Approve PricewaterhouseCoopers ABAS Limited as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Elect Directors	For	For		Mgmt
	8	Approve Remuneration of Directors	For	For		Mgmt
	9	Approve Issuance of 16 Million Units of Warrants to Directors, Employees, and Advisors of the Company	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	10	Approve the Issuance of 16 Million Shares Reserved Exclusively for the Conversion of Warrants	For	For		Mgmt
	11	Approve Issuance of Warrants to Directors, Employees and Advisors Exceeding Five Percent of the Total Issuance	For	For		Mgmt
	12	Approve the Issuance of 600,000 Shares Reserved Exclusively for the Conversion of Warrants Grant 1, 2, and 3	For	For		Mgmt
	13	Other Business	For	Against		Mgmt
In view of this, ISS recommends a vote against this item until details on the issues have been provided.

03/30/05 - A	Shinhan Financial Group Co. Ltd.		Y7749X101		12/31/04	34,260
	1	Approve Appropriation of Income and Dividends of KRW 750 Per Share	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	3	Elect Members of Audit Committee	For	For		Mgmt
	4	Approve Limit on Remuneration of Directors	For	For		Mgmt
	5	Approve Stock Option Grants	For	For		Mgmt

03/23/05 - A	Siam Cement Co. Ltd.		Y7866P147		03/03/05	52,500
	1	Approve Minutes of Previous AGM	For	For		Mgmt
	2	Accept Directors’ Report	For	For		Mgmt
	3	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	4	Approve Allocation of Income and Dividends	For	For		Mgmt
	5	Elect Directors	For	For		Mgmt
	6	Approve KPMG Phoomchai Audit Limited as Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	7	Amend Articles of Association Re: Acquisition and Disposition of Assets of the Listed Companies	For	For		Mgmt
	8	Approve Remuneration of Directors	For	For		Mgmt
	9	Other Business	For	Against		Mgmt
In view of this, ISS recommends a vote against this item until details on the issues have been provided.

Mgmt Rec - Company Management Recommended Vote

06/28/05 - A	Sinopec Shanghai Petrochemical Co. (formerly Shanghai Petrochemical Co Ltd)		Y80373106		05/27/05	2,549,000
	1	Accept 2004 Report of the Directors	For	For		Mgmt
	2	Accept 2004 Report of the Supervisory Committee	For	For		Mgmt
	3	Accept 2004 Financial Statements and 2005 Budget	For	For		Mgmt
	4	Approve 2004 Allocation of Income	For	For		Mgmt
	5	Reappoint KPMG Huazhen and KPMG as Domestic and International Auditors and Authorize Board to Fix Their Remuneration	For	For		Mgmt
	6a1	Elect Rong Guangdao as Director	For	For		Mgmt
	6a2	Elect Du Chongjun as Director	For	For		Mgmt
	6a3	Elect Han Zhihao as Director	For	For		Mgmt
	6a4	Elect Wu Haijun as Director	For	For		Mgmt
	6a5	Elect Gao Jinping as Director	For	For		Mgmt
	6a6	Elect Shi Wei as Director	For	For		Mgmt
	6a7	Elect Lei Dianwu as Director	For	Against		Mgmt
Given the nominees’ connection to the controlling shareholder, shareholders are advised to oppose the election of Lei Dianwu and Xiang Hanyin as nonexecutive directors.
	6a8	Elect Xiang Hanyin as Director	For	Against		Mgmt
See Item 6a7.
	6a9	Elect Chen Xinyuan as Independent Non-Executive Director	For	For		Mgmt
	6a10	Elect Sun Chiping as Independent Non-Executive Director	For	For		Mgmt
	6a11	Elect Jiang Zhiquan as Independent Non-Executive Director	For	For		Mgmt
	6a12	Elect Zhou Yunnong as Independent Non-Executive Director	For	For		Mgmt
	6b1	Elect Yin Yongli as Supervisor	For	For		Mgmt
	6b2	Elect Liu Xiangdong as Supervisor	For	For		Mgmt
	6b3	Elect Lu Xiangyang as Supervisor	For	For		Mgmt
	6b4	Elect Gen Limin as Supervisor	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	7	Amend Articles of Association, Rules of Procedures for Shareholders General Meetings, and Rules of Procedures for Board of Directors Meetings	For	For		Mgmt

06/28/05 - S	Sinopec Shanghai Petrochemical Co. (formerly Shanghai Petrochemical Co Ltd)		Y80373106		05/27/05	2,549,000
	1	Approve Sales and Purchases Framework Agreement	For	For		Mgmt
	2	Approve Comprehensive Services Framework Agreement	For	For		Mgmt
	3	Approve Caps for Continuing Connected Transactions	For	For		Mgmt

03/11/05 - A	SK Corporation (FormerlyYukong Ltd )		Y80662102		12/31/04	19,250
	1	Approve Appropriation of Income and Dividends of KRW 1800 Per Share	For	For		Mgmt
	2	Elect Directors	For	Split		Mgmt
	2.1	Elect Chey Tae-Won as Director --- Against

Because Mr. Chey’s conviction and imprisonment raise serious questions about his fitness to serve as a representative of shareholders on the board of a public company, we recommend that shareholders oppose the reelection of Mr. Chey to the board.

	2.2	Elect Kim Jun-Ho as Director --- For
	3	Approve Limit on Remuneration of Directors	For	For		Mgmt

03/11/05 - A	SK Telecom		Y4935N104		12/31/04	2,640
	1	Approve Appropriation of Income, with Final Dividends of KRW 9300 Per Share	For	For		Mgmt
	2	Amend Articles of Incorporation to Require that Majority of Directors Shall Be Outsiders	For	For		Mgmt
	3	Approve Limit on Remuneration of Directors	For	For		Mgmt
	4	Elect Directors	For	For		Mgmt
	4.3	Elect Outside Director as Member of Audit Committee	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

09/13/04 - S	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C	S80605108			None	149,000
Special Meeting Agenda
	1	Authorize Company Subsidiaries to Purchase Shares in Parent	For	For		Mgmt
	2	Approve Sale of Company Stake in Subidiaries	For	For		Mgmt
	3	Approve General Staff Scheme	For	For		Mgmt
	4	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

09/13/04 - C	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C	S80605108			None	149,000
Court-ordered Scheme Meeting
	1	Approve Scheme of Arrangement Re: Repurchase by Subsidiaries and General Scheme Trust of 7.6 Percent of Issued Capital of Company	For	For		Mgmt

12/06/04 - S	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C	S80605132			None	164,897
Special Meeting Agenda
	1	Approve Participation by T.S. Gcabashe in Tutuwa Mangers Trust	For	For		Mgmt
	2	Approve Participation by K.D. Morokla in Tutuwa Mangers Trust	For	For		Mgmt
	3	Approve Participation by A.C. Nissen in Tutuwa Mangers Trust	For	For		Mgmt
	4	Authorize Board to Ratify and Execute Approved Resolutions	For	For		Mgmt

05/25/05 - A	STANDARD BANK GROUP LTD (formerly Standard Bank Investment C	S80605132			None	164,897
	1	Accept Financial Statements and Statutory Reports for Year Ended December 31, 2004	For	For		Mgmt
	2.1	Approve Remuneration of Group Chairman	For	For		Mgmt
	2.2	Approve Remuneration of Group Director	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	2.3	Approve Remuneration of Group International Director	For	For		Mgmt
	2.4	Approve Remuneration of Group Credit Committee Director	For	For		Mgmt
	2.5	Approve Remuneration of Directors in Directors’ Affairs Committee	For	For		Mgmt
	2.6	Approve Remuneration of Directors in Risk Management Committee	For	For		Mgmt
	2.7	Approve Remuneration of Directors in Group Remuneration Committee	For	For		Mgmt
	2.8	Approve Remuneration of Directors in Tranformation Committee	For	For		Mgmt
	2.9	Approve Remuneration of Directors in Group Audit Committee	For	For		Mgmt
	2.10	Approve Remuneration of Directors for Ad Hoc Meeting Attendance	For	For		Mgmt
	3	Elect Directors	For	For		Mgmt
	4.1	Approve Stock Option Grants to M. Ramphele	For	For		Mgmt
	4.2	Approve Standard Bank Equity Growth Scheme	For	For		Mgmt
	4.3	Place the Standard Bank Equity Growth Scheme Shares under Control of Directors	For	For		Mgmt
	4.4	Amend Incentive Share Option Scheme	For	For		Mgmt
	4.5	Place Group Share Incentive Scheme Shares under Control of Directors	For	For		Mgmt
	4.6	Place Authorized But Unissued Shares under Control of Directors	For	For		Mgmt
	4.7	Place Authorized Preference But Unissued Shares under Control of Directors	For	For		Mgmt
	4.8	Approve Capital Distribution to Shareholders	For	For		Mgmt
	5	Authorize Repurchase of Up to 20 Percent of Issued Share Capital	For	For		Mgmt

06/10/05 - A	Synnex Technology International	Y8344J109			04/11/05	319,330
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on the Execution of Treasury Shares	None	None		Mgmt

Mgmt Rec - Company Management Recommended Vote

	1.4	Receive Report on Issuance of Domestic Secured Corporate Bonds	None	None		Mgmt
	1.5	Receive Other Reports	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 1 per Share and Stock Dividend of 100 Shares per 1000 Shares	For	For		Mgmt
	3.1	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt
	3.2	Amend Articles of Association	For	For		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	4	Other Business	None	None		Mgmt

12/03/04 - S	TAISHIN FINANCIAL HOLDINGS CO LTD		Y84086100		11/03/04	2,269,836
	1	Elect Thomas T.L. Wu as Director	For	For		Mgmt
	2	Elect Yu-Lon Chiao as Director	For	For		Mgmt
	3	Elect Charles W.Y. Wang as Director	For	For		Mgmt
	4	Elect Chu-Chan Wang as Director	For	For		Mgmt
	5	Elect Cheng Ching Wu as Director	For	For		Mgmt
	6	Elect Tong Shung Wu as Supervisor	For	For		Mgmt
	7	Elect Henry C.S. Kao as Supervisor	For	For		Mgmt
	8	Elect Thomas K.K. Lin as Supervisor	For	For		Mgmt

06/10/05 - A	TAISHIN FINANCIAL HOLDINGS CO LTD		Y84086100		04/11/05	1,338,918
	1.1	Receive Report on 2004 Business Operating Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on the Issuance of Corporate Debt	None	None		Mgmt
	1.4	Receive Report on the Amendment of Board Procedures	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 1.3 per Share and Stock Dividend of 145 Shares per 1000 Shares	For	For		Mgmt
	3.1	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3.2	Amend Procedures Governing the Acquisition and Disposal of Assets	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	3.3	Cancel Procedures for Loan of Funds to Other Parties, and Endorsement and Guarantee	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	3.4	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt
	3.5	Amend Articles of Association	For	Against		Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
	4	Other Business	None	None		Mgmt

06/14/05 - A	Taiwan Mobile Co Ltd (frmly TAIWAN CELLULAR CORP)		Y84153215		04/15/05	352,000
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Supervisors’ Report	None	None		Mgmt
	1.3	Receive Report on the Mergers with T&M Investment	None	None		Mgmt
	1.4	Receive Report on the Mergers with Taiwan Elitee Corporation	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Approve Allocation of Income and Cash Dividend of NTD 2.5 per Share	For	For		Mgmt
	2.3	Amend Articles of Association	For	For		Mgmt
	2	Elect Directors	For	For		Mgmt
	2.5	Approve Release of Restrictions of Competitive Activities of Directors	For	For		Mgmt

04/28/05 - A	Telefonos De Mexico S.A. De C.V.		P90413132		None	376,000
Only AA and A Shares Can Vote, and AA Shares Must be Held by Mexican Nationals
	1	Accept Financial Statements, Statutory Reports, Directors and Supervisory Board Reports for Fiscal Year Ended 12-31-04	For	For		Mgmt
	2	Approve Allocation of Income and Dividends of MXN 0.76 Per Share	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

	3	Authorize Increase in Share Repurchase Funds by Up to MXN 6 Billion	For	For		Mgmt
	4	Approve Discharge of Management Board for Fiscal Year 2004 and Specifically Discharge for Resolutions Adopted at the Board Meeting Held on 05-12-2004	For	For		Mgmt
	5	Elect Directors, Executive Committee, and Supervisory Board Members; Approve Their Respective Remuneration	For	For		Mgmt
	6	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

04/28/05 - S	Telefonos De Mexico S.A. De C.V.	P90413132			None	376,000
Meeting for Series L Shares
	1	Elect Series L Representative(s) to Management Board	For	For		Mgmt
	2	Designate Inspector or Shareholder Representative(s) of Minutes of Meeting	For	For		Mgmt

10/08/04 - S	Tiger Brands Ltd. (Formerly Tiger Oats Ltd.)	S84594134			None	30,900
Special Meeting Agenda
	1	Approve Unbundling of Stake in Spar Group to Shareholders	For	For		Mgmt
	2	Amend Stock Option Plan Re: Spar Unbundling	For	For		Mgmt

06/23/05 - A	Wan Hai Lines Limited	Y9507R102			04/22/05	1,158,000
	1.1	Receive Report on 2004 Business Operation Results	None	None		Mgmt
	1.2	Receive Report on 2004 Consolidated Business Operation Results	None	None		Mgmt
	1.3	Receive Supervisors’ Report	None	None		Mgmt
	1.4	Receive Financial Report	None	None		Mgmt
	1.5	Receive Report on the Issuance of Overseas Unsecured Convertible Corporate Bonds	None	None		Mgmt
	1.6	Receive Report on Indirect Investments in Mainland China	None	None		Mgmt
	2.1	Accept Financial Statements and Statutory Reports	For	For		Mgmt
	2.2	Accept Consolidated Financial Statements and Statutory Reports	For	For		Mgmt

Mgmt Rec - Company Management Recommended Vote

Mgmt Rec - Company Management Recommended Vote

2.3	Approve Allocation of Income and Cash Dividend NTD 2.5 per Share and Stock Dividend of 100 Shares per 1000 Shares	For	For	Mgmt
2.4	Approve Capitalization of 2004 Dividends and Employee Profit Sharing	For	For	Mgmt
2.5	Amend Procedures Governing Financial Derivative Transactions	For	For	Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
2.6	Amend Operating Procedures for Endorsement and Guarantee	For	For	Mgmt
Therefore, a vote against the resolution must be advised due to poor disclosure.
3	Elect Directors and Supervisors	For	For	Mgmt
4	Other Business	None	None	Mgmt

FOREIGN VALUE FUND PROXY VOTING RECORD 01-Jul-04 To 30-Jun-05

Security Ticker ISIN	N0030P459 NL0000301109		Meeting Type ExtraOrdinary General Meeting Meeting Date 25-Aug-04 Agenda 700579432 - Management
Item		Proposal	Type	Vote	For/Against Management

* PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING         Non-Voting AT THIS GENERAL MEETING ARE RELAXED. BLOCKING PERIOD ENDS ONE DAY AFTER THE REGISTRATION DATE SET ON 18 AUG2004. SHARES CAN BE TRADED THEREAFTER. THANK YOU.

1           Approve the compliance with Dutch Corporate Governance            Mgmt    For                               * Code: issue of financing preference shares; conditional cancellation of the financing preference shares; and the amendment of the Articles of Association

2           Amend the authorization granted to the Board of Management:       Mgmt   For                               * A) to issue ordinary shares and convertible preference shares or to grant rights to take up such classes of shares; and B) to limit or exclude the pre-emptive rights

3           Approve the cancellation of the listing of the ABN Amro Holding Mgmt        For                               *

N.V. Securities from the Singapore Exchange

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	100339	0	16-Aug-04	16-Aug-04

Security Ticker ISIN	N0030P459 NL0000301109		Meeting Type Annual General Meeting Meeting Date 28-Apr-05 Agenda 700677997 - Management
Item		Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT BLOCKING CONDITIONS FOR VOTING AT THIS GENERAL MEETING ARE RE LAXED. BLOCKING PERIOD ENDS ONE DAY AFTER THE REGISTRATION DATE SET ON 21 APR 2005. SHARES CAN BE TRADED THEREAFTER. THANK YOU.

Non-Voting
1.	Approve the report of FY 2004	Mgmt	For	*
2.a	Approve the 2004 financial statements	Mgmt	For	*
2.b	Approve the policy on dividends and additions to reserves and adopt the 2004 dividend	Mgmt	For	*
2.c	Gant discharge from liability to Management Board for their Management conducted over 2004	Mgmt	For	*
2.d	Grant discharge from liability to Supervisory Board for their Supervision exercised over 2004	Mgmt	For	*
3.	Approve the Managing Board Compensation Policy	Mgmt	For	*
4.a	Appoint Mr. Robert F. Van Den Bergh to the Supervisory Board	Mgmt	For	*

1           Appoint Mr. Anthony Ruys to the Supervisory Board Mgmt For *

2	Approve the Corporate Governance	Mgmt	For	*

1           Amend the Articles of Association in connection with the                          Mgmt     For              * implementation of the structure Act and the Dutch Corporate Governance Code

2           Authorize the Managing Board to have the Company acquire for                 Mgmt    For                           * a consideration shares in its own capital

3           Authorize the Managing Board to issue ordinary shares,                           Mgmt     For                          * convertible preference shares and preference financing shares or to grant rights to take up such classes of shares

1           Authorize the Managing Board to restrict or exclude the pre-                     Mgmt     For             * emptive rights granted to shareholders by law or Articles of Association

2	Any other business	Other	For	*

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	218890	0	08-Apr-05	08-Apr-05

Security Ticker ISIN	E11805103 ES0113211835		Meeting Type Ordinary General Meeting Meeting Date 26-Feb-05 Agenda 700636686 - Management
Item		Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT REACH QUORUM, THERE WILL BE A SE COND CALL ON 27 FEB 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU` YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLE D. THANK YOU

Non-Voting
1.

Approve the appropriation, of the annual accounts balance sheet, profit and loss account and annual report and the Management report of the Banco Bilbaovizcaya Argentaria, S.A. and its consolidated financial group, application of earnings, dividend distribution, Corporate Management and all the aforementioned with respect to the FYE 31 DEC 2004

		Mgmt	For	*
2.	Ratify and re-elect, when appropriate, the Members of the Board of Directors	Mgmt	For	*
3.

Authorize the Board of Directors for the issuance of corporate bonds in a maxi mum amount of EUR 50.000.000.000 and modify the authorization granted by the general shareholders meeting held on 28 FEB 2004

		Mgmt	For	*

4.

Authorize the Company, to acquire its treasury stock, directly or through its Group Companies, in accordance with Article 75 of the Spanish Company Law Ley De Sociedades Anonimas , establishing the limits or requirements for these acquisitions and with the express power of reducing the share capital to amortise treasury stock and authorize the Board of Directors to implement the resolutions of the general meeting in this respect, cancelling the authorization granted by the general shareholders meeting held on 28 FEB 2004

	Mgmt	For	*

1	Re-elect the Auditors for FY 2005Mgmt For *

2           Authorize to the Board of Directors, with express right for its         Mgmt                            For                   * substitution, to formalise, correct, interpret and implement resolutions

PLEASE NOTE THAT THIS IS A REVISION DUE TO A CHANGE IN THE NOTE/COMMENT. IF YO U HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

Non-Voting
* Management position unknown Account Number Custodian JF04 50P	Ballot Shares 263000	Shares On Loan 0	Vote Date 15-Feb-05	Date Confirmed 15-Feb-05

Security Ticker ISIN	E11805103 ES0113211835		Meeting Type ExtraOrdinary General Meeting Meeting Date 13-Jun-05 Agenda 700727451 - Management
Item		Proposal	Type	Vote	For/Against Management

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT	Non-Voting
REACH QUORUM, THERE WILL BE A SE COND CALL ON 14
JUN 2005 CONSEQUENTLY, YOUR VOTING INSTRUCTIONS
WILL REMAIN VA LID FOR ALL CALLS UNLESS THE AGENDA
IS AMENDED. THANK YOU

1.

Approve to increase the capital of Banco Bilbao Vizcaya Argentaria, Sociedad Anonima, by a nominal amount of EUR 260,254,745.17, through the issue of 531.13 2.133 ordinary shares, with exclusion of the preferential subscription right, to meet the requirements of the exchange which will be carried out in connection with the take over bid for Banca Nazionale

		Mgmt	For	*

Dellavoro, S.P.A. ordinary share s, the aforementioned issue will be paid through non-cash contributions, and it is assumed that it may be not totally subscribed, the price of the newly issued shares, nominal value plus issuance premium, will be the BBVA share price at the close of the day prior to that on which the general meeting passing the resolution concerning the capital increase will be held, provided that such c losing price is higher than EUR 4.59, which is the net value per share of the existing BBVA shares, and that it is not higher than EUR 12.60, being this the closing price of Banco Bilbao Vizcaya Argentaria, Sociedad Anonima shares on 18 MAR 2005, date on which Banco Bilbao

Vizcaya Argentaria, Sociedad Anonima publicly announced its intention to carry out the operation. Delegation of powers to the board of directors, in conformity with the provisions of Section 153 .1.A of the Spanish Limited Companies act, Ley De Sociedades Anonimas, to fix the date on which the resolution will become effective, and to decide on its partial or total execution, within the amount established and depending on the outcome of the aforesaid take over bid, with powers to determine those conditions of the capital increase which have not been decided by the meeting, particularly those concerning the final amount by which the capital will be increased, delegation of powers to amend Article 5 of the company bylaws about the corporate capital. application for quotation of the newly issued shares

2.	Authorize the Board of Directors to execute and deliver, rectify, construe and implement the resolutions adopted by the meeting	Mgmt	For	*

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	354490	0	02-Jun-05	02-Jun-05

Security Ticker ISIN	G08288105 GB0000811801		Meeting Type Annual General Meeting Meeting Date 11-Nov-04 Agenda 700601152 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and adopt the reports of the Auditors and Directors and the accounts for the YE 30 JUN 2004	Mgmt	For	*
2.	Declare a final dividend	Mgmt	For	*
3.	Re-elect Mr. C.A. Dearlove as a Director, who retires by rotation	Mgmt	For	*
4.	Re-elect Mr. A.E. Kliburn as a Director, who retires by rotation	Mgmt	For	*
5.	Re-elect Mr. M. Pescod as a Director, who retires by rotation	Mgmt	For	*
6.	Re-elect Mr. R.J. Davies as a Director	Mgmt	For	*
7.

Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company until the conclusion of the next general meeting at which accounts are laid before the Company and authorize the Directors to fix their remuneration

		Mgmt	For	*
8.	Approve the Directors remuneration report for YE 30 JUN 2004	Mgmt	For	*

9. Authorize the Directors, for the purpose of Section 80 of the	Mgmt	For	*

Companies Act 1985, to allot relevant securities up to an aggregate nominal amount of GBP 5,996,666 being 25.0% of the nominal value of the existing issued share capital as at 22 SEP 2004; Authority expires at the conclusion of the next AGM ; and authorize the Board to allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.10	Authorize the Directors, pursuant to Section 95 of the Mgmt For * Companies Act 1985, to allot equity securities Section 94 for cash pursuant to the authority conferred by Resolution 9, as if Section 89(1) did not apply to such allotment, provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue, open offer or other offers in favor of ordinary shareholders; and b) up to an aggregate nominal amount of GBP 1,200,167 (5% of the nominal value of the existing issued share capital); Authority expires at the conclusion of the next AGM ; and authorize the Board to allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.11

Authorize the Company, to make one or more market purchases Mgmt                      For                   * Section 163(3) of the Companies Act 1985 of 24,003,334 ordinary shares of 10p each in the capital of the Company, at a maximum price equal to 105% above the average of the middle market quotation for an ordinary share as derived from the London Stock Exchange Daily Official List, over the previous 5 business days and a minimum price of 10p per share exclusive of expenses ; Authority expires at the conclusion of the Company s next AGM after passing of this resolution, or if earlier, 18 months from the passing of this resolution ; and the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	332000	0	21-Oct-04	21-Oct-04

Security Ticker ISIN	G09744155 GB0000904986		Meeting Type Annual General Meeting Meeting Date 14-Jan-05 Agenda 700621875 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive the accounts for the YE 31 JUL 2004 and the Directors report and the Auditors report thereon	Mgmt	For	*
2.	Declare a final dividend for the YE 31 JUL 2004	Mgmt	For	*
3.	Re-elect Mr. H.C. Dawe as a Director of the Company	Mgmt	For	*

4.	Re-elect Mr. A.M. Leitch as a Director of the Company	Mgmt	For	*
5.	Re-elect Mr. L.P. Finn as a Director of the Company	Mgmt	For	*
6.

Re-appoint KPMG Audit PLC as the Auditors of the Company to hold office from the conclusion of this meeting until the conclusion of the next general meeting and authorize the Directors to determine their remuneration

		Mgmt	For	*
7.	Approve the report of the Board Committee on Directors remuneration of the annual report and accounts for the year to 31 JUL 2004	Mgmt	For	*

8. Approve and adopt the Bellway P.L.C. 2005 Employee Share                 Mgmt                 For                   *

Option Scheme subject to such modifications, if any, as Directors consider necessary or appropriate to obtain the approval thereto of the Inland Revenue or to comply with the requirements of the Listing Rules of the London Stock Exchange and authorize the Directors of the Company to do all acts and things necessary or expedient to obtain Inland Revenue approval for the said Scheme and otherwise to carry the said Scheme into effect

S.9

Authorize the Directors, pursuant to the general authority  Mgmt                    For                   * conferred by ordinary resolution at the AGM held on 10 JAN 2003, in substitution for any existing authority and pursuant to Section 95 of the Companies Act 1985 Act , to allot equity securities Section 94 of the Act , disapplying the statutory preemption rights Section 89(1) , provided that this power is limited to the allotment of equity securities: i) in connection with an offer of securities, open for acceptance for a fixed period by the Directors to ordinary shareholders of the Company; ii) wholly for cash otherwise than pursuant to Sub-paragraph (i)above or pursuant to the Bellway P.L.C. Executive Share Option Scheme, the Bellway P.L.C. 1995 Employee Share Option Scheme, the Bellway P.L.C. 1996 Employee Share Option Scheme, the Bellway P.L.C. Savings Related Share Option Scheme, the Bellway P.L.C. 2003 Savings Related Share Option Scheme, the Bellway P.L.C. 2004 Performance Plan and the Bellway

P.L.C. 2005 Employee ShareOption Scheme up to an aggregate nominal value of GBP 700.383; Authority expires the earlier of the conclusion of the next AGM of the Company or 15months; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.10

Authorize the Company to purchase its own ordinary shares and Mgmt                      For                    * preference shares by way of market purchases upon and subject to following conditions: i) of up to 11,206,135 ordinary shares of 12.5p each 10% of the ordinary shares in issue ; ii) the maximum number of preference shares which may be purchased is 20,000,000 9.5% cumulative redeemable preference shares 2014 of GBP 1 each, being the amount of preference shares in issue; iii) the maximum price at which ordinary shares may be purchased is an amount equal to 105% of the average middle market quotations for such shares derived from the London Stock Exchange Daily Official List, for the 5 business days on which the ordinary shares are contracted to be purchased and the minimum price is 12.5p per share in both cases exclusive of expenses; iv) the maximum price at which preference shares maybe purchased shall be amount calculated in accordance with the provisions contained in the Articles of Association of the Company; and Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	247000	0	06-Dec-04	06-Dec-04

Security Ticker ISIN AU000000BHP4	Q1498M100	Meeting Type ExtraOrdinary General Meeting Meeting Date 13-Jun-05 Agenda 700723516 - Management
Item		Proposal	Type	Vote	For/Against Management

S.1

Authorize a) the Directors to appropriate distributable profits of the Company as shown in the profit and loss account in the audited accounts of the Company made up to 30 JUN 2004 and reported in the 2004 annual report to the payment of the final dividend 2004, on the Companys ordinary shares, of USD 0.095 per share paid on 22 SEP 2004 to shareholders at the close of business on 03 S EP 2004 the September 2004 dividend ; b) that any and all claims which the Company may have in respect of the payment of the September 2004 dividend against its shareholders who appeared on the register of Members on the relevant record date be released and a deed of release in favour of such Members be entered into by the Chairman for the purpose of identification; c) that any distribution involved in the giving of any such release in relation to the September 2 004 dividend be made out of the profits appropriated to the September 2004 dividend as aforesaid by reference to a record date identical to the record date for the September 2004 dividend; d) and that any and all claims which the Comp any may have against its Directors both past and present arising out of the payment of the September 2004 dividend be released and that a deed of release in favour of the Companys Directors be entered into by the Company in the form of the deed produced to this meeting and signed by the Chairman for the purposes of identification

	Mgmt	For	*

S.2	Approve to cancel the share premium account of the Company		Mgmt	For	*
* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
JF04	50P	219000	0	02-Jun-05	02-Jun-05

Security Ticker ISIN	G10877101 GB0000566504		Meeting Type Annual General Meeting Meeting Date 25-Nov-04 Agenda 700592579 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive the financial statements for BHP Billiton Limited for the YE 30 JUN 2004, together with the Directors report and the Auditors report	Mgmt	For	*
2.	Receive the financial statements for BHP Billiton PLC for the YE 30 JUN 2004,together with the Directors report and the Auditors report	Mgmt	For	*
3.	Re-elect Mr. D.R. Argus as a Director of BHP Billiton Limited, who retires by rotation	Mgmt	For	*
4.	Re-elect Mr. D.R. Argus as a Director of BHP Billiton PLC, who retires by rotation	Mgmt	For	*
5.	Re-elect Mr. D.A. Crawford as a Director of BHP Billiton Limited, who retires by rotation	Mgmt	For	*

6.	Re-elect Mr. D.A. Crawford as a Director of BHP Billiton PLC, who retires by rotation	Mgmt	For	*
7.	Re-elect Mr. C.W. Goodyear as a Director of BHP Billiton Limited, who retires by rotation	Mgmt	For	*
8.	Re-elect Mr. C.W. Goodyear as a Director of BHP Billiton PLC, who retires by rotation	Mgmt	For	*

1           Re-elect Dr. J.M. Schubert as a Director of BHP Billiton Limited,    Mgmt For                          * who retires by rotation

2           Re-elect Dr. J.M. Schubert as a Director of BHP Billiton PLC,         Mgmt           For                * who retires by rotation

11.	Re-appoint KPMG Audit PLC as the Auditor of BHP Billiton PLC and authorize the Directors to agree their remuneration	Mgmt	For	*
12.

Approve to renew the authority and power to allot relevant securities conferred on the Directors by Article 9 of BHP Billiton PLC s Articles of Association for the period ending on the earlier of: i) 24 FEB 2006; and ii) the later of the AGM of BHP Billiton Limited and the AGM of BHP Billiton PLC in 2005, and for such

		Mgmt	For	*
period the Section 80 amount (under the United Kingdom Companies Act 1985) shall be USD 265,926,499.00
S.13

Approve to renew the authority and power to allot equity securities for cash conferred on the Directors by Article 9 of BHP Billiton PLC s Articles of Association for the period ending on the earlier of: i) 24 FEB 2006; and ii) the later of the AGM of BHP Billiton Limited and the AGM of BHP Billiton PLC in 2005, and for

		Mgmt	For	*
such period the Section 89 amount under the United Kingdom Companies Act 1985 shall be USD 61,703,675.00
S.14	Authorize BHP Billiton PLC, in accordance with Article 6 of its	Mgmt	For	*

Articles of Association and Section 166 of the United Kingdom Companies Act 1985, to make market purchases Section 163 of that Act of up to 246,814,700 10% of issued share capital of the BHP Billiton PLC ordinary shares of USD 0.50 nominal value each in the capital of BHP Billiton PLC Shares , at a minimum price of USD0.50 and not more than 5% above the average of the middle market quotations for a share taken from the London Stock Exchange Daily Official List for the five business days immediately preceding the date of purchase of the shares; Authority expires on the earlier of 24 MAY 2006 and the later of the AGM of BHP Billiton Limited and the AGM of BHP Billiton

PLC in 2005 provided that BHP Billiton PLC may enter into a contract for the purchase of shares before the expiry of this authority which would or might be completed wholly or partly after such expiry

15. Approve the remuneration report for the YE 30 JUN 2004	Mgmt For *
*

PLEASE NOTE THAT ANY VOTES CAST ON RESOLUTIONS                      Non-Voting 16 TO 19 BY MR. C.W. GOODYEAR AND MR. M. SALAMON AND ANY OTHER DIRECTOR WHO IS ELIGIBLE TO PARTICIPATE IN ANY EMPLOYEE INCENTIVE SCHEME OF EITHER BHP BILLITON LIMITED OR BHP BILLITON PLC(OF WHICH THERE ARE NONE) AND ANY OF THEIR ASSOCIATES WILL BE DISREGARDED. THANK YOU.

1           Approve, subject to the passing of the Resolution 17, to: a)           Mgmt                For                   * amend the BHP Billiton Limited Group Incentive Scheme and the principal terms as specified; and b) amend the BHP Billiton PLC Group Incentive Scheme and the principal terms as specified

2           Approve, subject to the passing of the Resolution 17, to: a)         Mgmt                 For                  * amend the BHP Billiton Limited Group Incentive Scheme and the principal terms as specified; and b) amend the BHP Billiton PLC Group Incentive Scheme and the principal terms as specified

3           Approve to grant the Deferred Shares and the Options under the Mgmt                   For                  * amended BHP Billiton Limited Group Incentive Scheme and to grant the Performance Shares under the BHP Billiton Limited Long Term Incentive Plan to Executive Director and Chief Executive Officer, Mr. C.W. Goodyear, in the manner as specified, including for the purpose of ASX Listing Rule 10.14

4           Approve to grant the Deferred Shares and Options under the          Mgmt               For                    * amended BHP Billiton PLC Group Incentive Scheme and to grant the Performance Shares under the BHP Billiton PLC Long Term Incentive Plan to Executive Director and Group President Non-Ferrous Materials, Mr. M. Salamon, in the manner as specified, including for the purposes of ASX Listing Rule 10.14

*

PLEASE NOTE THAT THIS IS A REVISION TO THE JOB DUE       Non-Voting TO A CHANGE IN THE STATUS OF THE MARKET INDICATORS. IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU

* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	155380	0	25-Oct-04	25-Oct-04

Security Ticker ISIN	G10877101 GB0000566504		Meeting Type ExtraOrdinary General Meeting Meeting Date 13-Jun-05 Agenda 700722312 - Management
Item		Proposal	Type	Vote	For/Against Management

S.1

Authorize the Directors to appropriate distributable profits of the Company a s specified to the payment of the final dividend 2004, on the Companys ordinary shares, of USD 0.095 per share paid on 22 SEP 2004 to shareholders at the close of business on 03 SEP 2004 the September 2004 Dividend approve: to release any and all claims which the Company may have in respect of the payment of the September 2004 Dividend against its shareholders who appeared on the register of members on the relevant record date and to enter a deed of release in favour of such members into by the Company in the form of the deed as specified; that any distribution involved in the giving of any such release in relation to the September 2004 Dividend be made out of the profits appropriated t o the September 2004 Dividend as aforesaid by reference to a record date identical to the record date for the September 2004 Dividend; and to release any an d all the claims which the Company may have against its Directors both past and present arising out of the payment of the September 2004 Dividend and to enter a deed of release in favour of the Companys Directors into by the Company in the form of the deed as specified

			Mgmt	For	*
S.2	Approve to cancel the share premium account of the Company		Mgmt	For	*
* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
JF04	50P	155380	0	02-Jun-05	02-Jun-05

Security Ticker ISIN	F26334106 FR0000130403		Meeting Type MIX Meeting Date 12-May-05 Agenda 700694929 - Management
Item		Proposal	Type	Vote	For/Against Management

A Verification Period exists in France. Please see		Non-Voting

http://ics.adp.com/marketguide for complete information. Verification Period: Registered Shares: 1 t o 5 days prior to the meeting date, depends on companys by-laws. Bearer Shares: 6 days prior to the meeting date. French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners: Proxy Cards: ADP will forward voting instructions to the Global Custodians that have become

Registered Intermediaries, on ADP Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact ADP. Trades /Vote Instructions: Since France maintains a Verification Period, for vote instructions submitted that have a trade transacted (sell) for either the full security position or a partial amount after the vote instruction has been submitted to ADP and the Global Custodian advises ADP of the position change via the account position collection process, ADP has a process in effect which will advise the Global Custodian of the new account position available for voting. This will ensure that the local custodian is instructed to amend the vote inst ruction and release the shares for settlement of the sale transaction. This procedure pertains to sale transactions with a settlement date prior to Meeting Date + 1
O.1	Receive the Management report of the Board of Directors and the general report of the Statutory Auditors, and approve the consolidated financial statements for the 2004 FY	Mgmt	For	*
O.2

Receive the Management report of the Board of Directors, the report of the Chairman of the Board of Directors and the general report of the Statutory Auditors, and approve the financial statements and the balance sheet for the YE 31 D EC 2004; and

		Mgmt	For	*
grant discharge to the Directors for the performance of their duties during the said FY

O.3	Receive the special report of the Auditor on agreements Mgmt For * governed by Article L. 225-38 of the French Commercial Code, and approve the said report and the agreements referred to therein

O.4

Approve an amount of EUR 82,741,928.90 charged to the  Mgmt                    For                    * special reserve on long term capital gains account will be transferred to the other reserves account; the payment of the outstanding tax, amounting to EUR 2,112,124.00 will be charged to the other reserves account

O.5

Approve the appropriate and distribute the profits of the FY, as         Mgmt                            For                     * follows: profits: EUR 138,231,394.32; prior retained earnings: EUR 116,726,307.17; distributable profits: EUR 254 ,957,701.49; global dividend (EUR 0.97 per share): EUR 76,275,236.56; the balance is allocated to the retained earnings account: EUR 78,682,464.93; the shareholders will receive a net dividend of EUR 0.97 per share; an interim dividend of EUR

0.32 per share, with a tax credit of EUR 0.16 per share was paid on 02 DEC 2004, the balance amounts to EUR 0.65 with no tax credit but eligible for the 50% allowance; it will be paid on 18MAY 2005 as required by law

O.6 Approve to renew the term of office of Mr. Bernard Arnault as a             Mgmt               For                    * Director for a period of 3 years

O.7	Approve to renew the term of office of Mr. Pierre Gode as a Mgmt For * Director for a period of 3 years
O.8	Appoint Mr. Sidney Toledano as a Director for a period of 3 years Mgmt For *
O.9	Approve to resolve to award total annual fees of EUR 85,752.54 Mgmt For * to the Board of Directors

O.10 Authorizes the Board of Directors, in substitution for the authority Mgmt                 For                    *

of the general meeting on 13 MAY 2004, to trade in the Companys shares on the stock market, as per the following conditions : maximum purchase price: EUR 90.00 maxi mum number of shares that may be acquired: 908,635, provided that it shall not exceed 0.5% of the share capital; authorize the Board of Directors to take al l necessary measures and accomplish all necessary formalities and in particular to trade on the stock market; Authority expires at the end of 18 months the share purchases shall be possible only if aiming at the buoyancy of the market, in the event of a liquidity agreement with an investment services supplier

O.11	Authorize the Board of Directors, in substitution for the authority	Mgmt	For

* of the general meeting on 13 MAY 2004, to reduce the share capital by canceling the shares held by the Company in connection with a stock repurchase plan, provided that the total number of shares cancelled in the 24 months does not exceed 10% o f the capital; Authority expires at the end of 18 months

E.12

Authorize the Board of Directors, in substitution for the authority     Mgmt                   For                   * of the EGM on 15 MAY 2003, to increase in one or more transactions, the share capital: in France or abroad, by a maximum nominal amount of EUR 40,000,000.00 by way of issuing, with maintenance of the shareholders preferential right of subscription, Companys ordinary shares and or securities giving access to shares in t he Company, or giving right to a debt security; the amount of all capital increases resulting from the issues decided by resolutions number E.13, O.14, E.15 or E.16 shall count against this amount; by capitalizing retained earnings, profits and premiums, to be carried out through the issue of bonus shares or the raise of the par value of the existing shares by a maximum nominal amount which shall not exceed the overall amount of capitalizable sums; authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; Authority expires at the end of 26 months

E.13

Authorize the Board of Directors, in substitution for the authority     Mgmt                   For                   * of the CGM on 15 MAY 2003; to increase in one or more transactions, in France or abroad, the share capital by a maximum nominal amount of EUR 40,000,000.00, by way of issuing, with waiver of the shareholders preferential subscription rights, Companys ordinary shares or securities giving access to shares in the Company or giving right to a debt security the amount of all capital increases resulting from the issues decided by resolutions number E.12, O.14, E.15 or E.16 shall count against this amount; and authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; Authority expire s at the end of 26 months

O.14

Authorize the Board of Directors to increase the share capital by                    Mgmt               For                    * way of issuing shares and securities giving access to the capital or giving right to a debt security: either in consideration for securities tendered in a public exchange offer; either, within the limit of 10% of the capital in consideration for the contributions in kind granted to the company and comprised of equity securities or securities giving access to share capital; the amount of this capital increase shall count against the amount of all capita increase resulting from the issue decided by resolutions number E.12, E.13, E15 or E.16; and authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; Authority expires at the end of 26 months

E.15

Authorize the Board of Directors, in substitution for the authority                    Mgmt                For                   * of the general meeting on 15 MAY 2003; to increase the share capital in one or more transactions, in favor of the Company and its subsidiaries employees who are Members of a Company savings plan; for an amount, which shall not exceed 3% of the share capital; the amount of this capital increase shall count against the amount of all capital increases resulting from the issues decided by resolutions number E.12, E.13, O.14 or E.16; and authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; Authority expires at the end of 26 months

E.16

Authorize the Board of Directors to freely allocate in one or more                    Mgmt               For                    * transactions, the Companys existing shares or to be issued, to the profit of the Company and its subsidiary employees and officers, it being provided that the total n umber of shares shall not exceed 3% of the registered capital the amount of this capital increase shall count against the amount of all capital increases resulting from the issues decided by resolutions number E.12, E.13, O.14 or E.15 ; and authorize the Board of Directors to take all necessary measures and accomplish all necessary formalities; Authority expires at the end of 38 months

E.17	Amend the Articles of Association in order to adapt them to the Mgmt For * legal provisions: Article 18 powers, Article 19 holding of meetings

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	78430	0	26-Apr-05	26-Apr-05

Security Ticker ISIN	F80343100 FR0000125007		Meeting Type Ordinary General Meeting Meeting Date 09-Jun-05 Agenda 700690060 - Management
Item		Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS A MIX MEETING. THANK YOU.	Non-Voting

PLEASE NOTE THAT THE MEETING HELD ON 17 MAY 2005                  Non-Voting HAS BEEN POSTPONED DUE TO LACK OF QUORUM AND THAT THE SECOND CONVOCATION WILL BE HELD ON 09 JUN 2005. PLEAS E ALSO NOTE THE NEW CUTOFF DATE. IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE D O NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCT IONS. THANK YOU.

O.1	Receive the report of the Board of Director and the general Mgmt For * report of the Statutory Auditors, approve the financial statements and the balance sheet for the year 2004

O.2	Receive the report of the Board of Directors and the Statutory Mgmt For * Auditors, approve the consolidated financial statements for the said FY
O.3

Approve to appropriate the net profit for the 2004 FY amounts to                    Mgmt                           For                    * EUR 766,016,8 13.60 and the retained earnings account on 31 DEC 2004, to EUR 921,175,685.49 after having deducted the exceptional tax of EUR 4,987,500.00 from the special reserve on long-term capital gains , i.e. a total of EUR 1,687,192,499.09 as follows: to deduct EUR 13,724,965.00, amount allocated temporarily for the 20 03 FY in the special reserve on long-term capital gains account, to bring it from EUR 291,929,000.00 to EUR 278,204,035.00, to carry forward EUR 1,271,471,4 09.69, a first dividend of EUR 67,100,946.00, a final dividend of EUR 362,345, 108.40, i.e. a global dividend of EUR 429,446,054.40; the shareholders will receive a net dividend of EUR 1.28 per share, and will entitle natural persons t o the 50% allowance; an amount of EUR 200,000,000.00 charged to the special re serve on long-term capital gains account will be transferred to the other reserves account before 31 DEC 2005; an amount of EUR 4,987,500.00 representing the exceptional tax, charged to the other reserves account will be transferred t o the balance carry forward account from which it had been deducted on 31 DEC 2004

O.4	Receive the special report of the Auditors on agreements governed Mgmt For * by Article L .225-40 of the French Commercial Code, and approve said report and the agreements referred to therein
O.5

Grant authority to buy back the Companys shares on the open market,       Mgmt                  For                   * as per the following conditions: maximum purchase price: EUR 55.00, minimum sale price: EUR 23.00, maximum number of shares that may be acquired: 10% of the share capital; the theoretical maximum amount for this program on 01 MAR 2005, was of EUR 1,875,434,000.00; Authority expires at the end of 18 months ; authorize t he Board of Directors to take all necessary measures and accomplish all necessary formalities; the present delegation cancels and replaces, for the portion unused thereof and the period unused, the delegation set forth in Resolution N umber 5 and given by the CGM of 10 JUN 2004

O.6	Approve to renew the term of office of Mr. GianPaolo Caccini as a Mgmt For * Director for a period of 4 years
O.7	Approve to renew the term of office of Mr. Jean-Martin Folz as a	Mgmt	For

*	Director for a period of 4 years
O.8	Approve to renew the term of office of Mr. Michel Pebereau as a Mgmt For * Director for a period of 4 years
O.9	Appoint Mr. Gerhard Cromme replacing Mr. Rolf-e. Breur as a Mgmt For * Director for a period of 4 years
O.10	Appoint Mr. Jean-Cyril Spinetta replacing Mr. Bruno Roger Mgmt For * as a Director for a period of 4 years

O.11 Authorize the Board of Directors to increase in 1 or more	Mgmt For *

transactions, in France or abroad, the share capital by a maximum nominal amount of EUR 680,000,00 0.00, with the shareholders preferential subscription rights maintained, by w ay of issuing Companys ordinary shares and, or any securities or debt securities, giving access to common shares in issue or to be issued of the Company or of a Company from which the Company owns more than half of the capital; the overall value set forth in Resolutions Number O.12 and E.13 shall count against this amount; Authority expires at the end of 26 months ; not exceeding EUR 3 ,000,000,000.00 of the nominal value of debt securities issued, the overall value set forth in Resolutions Number O.12 shall count against this amount; and take all necessary measures and accomplish all necessary formalities; the present delegation cancels and replaces, for the period unused, the delegation set forth in Resolution Number 11 and given by the CGM of 05 JUN 2003, for the portion to the same effect

O.12

Authorize the Board of Directors to increase in 1 or more                   Mgmt                           For                    * transactions, in France or abroad, the share capital by a maximum nominal amount of EUR 270,000,00 0.00, by way of issuing the Companys common shares and, or any securities or debt securities giving access to the Companys common shares in issue or to be issued or of a Company from which the Company owns more than 1/2 of the share capital; it is specified that: the common shares and, or the securities giving access to shares in issue or to be issued, can be issued in consideration for the payment of: either shares brought to the Company in the event of a public exchange offer initiated by the Company, either after having heard the contribution Auditors report and within the limit of 10% of the share capital, in consideration for the contributions in kind granted to the Company and comprised of equity securities giving access to the capital, the share capital increase can be also realized by way of issuing the Companys shares to which securities to be eventually issued by subsidiaries would give right; Authority expires at the end of 26 months ; the nominal value of debt securities issued shall not exceed EUR 1,200,000,000.00; these 2 amounts EUR 270,000,000.00 and EUR 1,200,000,000.00 shall count against the overall values set forth in Resolution Number O.11; the shareholders preferential right of subscription is cancelled; and take all necessary measures and accomplish all necessary formalities ; the present delegation cancels and replaces, for the period unused, the delegation set forth in Resolution Number 12 and given by the general meeting of 0 5 JUN 2003

E.13

Authorize the Board of Directors all powers in order to increase                      Mgmt                           For                    * the share capital in 1 or more transactions and at its sole discretion by a maximum nominal amount of EUR 84,000,000.00 by way of capitalizing premiums, retained earning s, income or others to be carried out through the issue of bonus shares or the raise of the par value of the existing shares or by utilizing these 2 methods ; this amount shall count against the overall value set forth in Resolution Number O.11; Authority expires at the end of 26 months ; and to take all necessary measures and accomplish all necessary formalities; the present delegation cancels and replaces, for the period unused, the delegation set forth in Resolution Number 11 and given by the CGM of 05 JUN 2003 for the portion to the same effect

O.14

Authorize the Board of Directors to increase the share capital, in                    Mgmt                          For                    * 1 or more transactions, at its sole discretion, by way of issuing equity securities in favor of the Companys employees who are Members of a Company Savings Plan; Authority expires at the end of 26 months and for an amount not exceeding EUR 64 ,000,000.00; and take all necessary measures and accomplish all necessary formalities; the present delegation cancels and replaces, for the unused portion t hereof and the period unused, the delegation set forth in Resolution Number 13 and given by the CGM of 05 JUN 2003

E.15

Authorize the Board of Directors all powers to grant, in 1 or more    Mgmt                   For                   * transaction s to the employees or to certain of them or to certain Groups of the Staff Members and to the Officers, options giving the right either to subscribe for new shares in the Company to be issued through a share capital increase or to purchase the existing shares purchased by the Company, it being provided that the options shall not give rights to a total number of shares which shall exceed 3% of the share capital; this amount shall count against the overall value set forth in Resolution Number O.16 concerning the allocation of shares free of charge, this percentage represents a global and common ceiling to the allocations realized as an implementation of the present resolution and the Resolution Number 16; Authority expires at the end of 26 months ; and take all necessary measures and accomplish all necessary formalities; the present delegation cancels and replaces, for the unused portion thereof and the period unused, the delegation set forth in Resolution Number 14 and given by the CGM of 05 JUN 200 3

O.16

Authorize the Board of Directors to proceed with allocations free                    Mgmt                           For                    * of charge of the Companys existing ordinary shares or to be issued in favor of the employees or certain of them, or certain Groups of the Staff Members and of the Officers provided that they shall not represent more than 3% of the share capital; Authority expires at the end of 26 months ; and take all necessary measures and accomplish all necessary formalities

O.17 Authorize the Board of Directors to reduce the share capital by                      Mgmt                For                   *

canceling the shares held by the Company in connection with a Stock Repurchase Plan, provided that the total number of shares cancelled in the 24 months does not exceed 10% of the capital; Authority expires at the end of 26 months ; the present delegation cancels and replaces, for the period unused, the delegation set fort h in Resolution Number 15 and given by CGM of 05 JUN 2003

O.18	Grant all powers to the bearer of a copy or an extract of the minutes of this meeting in order to accomplish all formalities, filings and registration prescribed by law	Mgmt	For	*
	A Verification Period exists in France. Please see	Non-Voting

http://ics.adp.com/marketguide for complete information. Verification Period: Registered Shares: 1 to 5 days prior to the meeting date, depends on companys by-laws. Bearer Share s: 6 days prior to the meeting date. French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please con tact your Client Service Representative to obtain the necessary card, account details and directions. The following applies to Non-Resident Shareowners :

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	97120	0	25-Apr-05	25-Apr-05

Security Ticker ISIN	D16212140 DE0005439004		Meeting Type Ordinary General Meeting Meeting Date 12-May-05 Agenda 700680805 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive the financial statements and annual report for the FY 2004 with the re port of the Supervisory Board, the Group financial statements and the Group annual report	Mgmt	For	*
2.

Approve the appropriation of the distribution profit of EUR 116,721,938.35 as follows: payment of a dividend of EUR 0.80 per no-par share EUR 388,691.15 shall be carried forward ex dividend and payable on 13 MAY 2005

		Mgmt	For	*
3.	Ratify the acts of the Board of Managing Directors	Mgmt	For	*

4.	Ratify the acts of the Supervisory Board	Mgmt	For	*
5.	Elect KPMG Deutsche Treuhand-Gesellschaft AG Wirtschafts-Pruefungsgesellschaft , Hannover, as the Auditors for the year 2005	Mgmt	For	*
6.

Authorize the Company to acquire own shares of up to EUR 37,226.80, at prices deviating neither more than 10% from their market price if the shares are acquired through the stock exchange, nor more than 20% if the shares are acquired by way of a repurchase offer, on or before 11 NOV 2006; and authorize the Boar d of Managing Directors to dispose the shares in a manner other than the stock exchange or a rights offering, especially to sell the shares at a price not materially below their market price, to use the shares for acquisition purposes , within the scope of the 1999 Stock Option Plan or for the fulfillment of convertible and/or option rights, to float the shares on foreign stock exchanges, and to retire the shares

		Mgmt	For	*

PLEASE NOTE THAT THIS IS AN AGM. THANK YOU.	Non-Voting

COUNTER PROPOSALS HAVE BEEN RECEIVED FOR THIS                   Non-Voting MEETING. A LINK TO THE COUNTER P ROPOSAL INFORMATION IS AVAILABLE IN THE MATERIAL URL SECTION OF THE APPLICATIO N. IF YOU WISH TO ACT ON THESE ITEMS, YOU WILL NEED TO REQUEST A MEETING ATTEN D AND VOTE YOUR SHARES AT THE COMPANYS MEETING.

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	73600	0	22-Apr-05	22-Apr-05

Security Ticker ISIN	G25452114 GB0002328259	Meeting Type Annual General Meeting Meeting Date 08-Apr-05 Agenda 700658036 - Management

Item	Proposal	Type	Vote	For/Against Management

1	Receive the report of the Directors and the accounts for the YE 31 OCT 2004 together with the Auditors report	Mgmt	For	*
2	Declare a dividend	Mgmt	For	*
3	Re-elect Mr. J. W. Matthews as a Director	Mgmt	For	*
4	Re-elect KPMG Audit PLC as the Auditors until the conclusion of the next general meeting	Mgmt	For	*
5	Authorize the Audit Committee to fix the Auditors remuneration	Mgmt	For	*
6	Approve the Directors remuneration report for the YE 31 OCT 2004	Mgmt	For	*
S.7

Authorize the Directors, for the authority conferred by paragraph 5.1.3 of the Article 5 of the Companys Articles of Association, disapplying the statutory pre-emption rights Section 89 to allot equity securities up to an aggregate nominal amount of GBP 560,000; Authority expires at the conclusion of the AG M in 2006 or on 30 JUN 2006

		Mgmt	For	*

S.8 Authorize the Company, for the purpose of Section 166 of the Mgmt	For	*

Companies Act 198 5, to make market purchases Section 163(3) of the Companies Act 1985 of up t o 5,600,000 ordinary shares of 10p each in the capital of the Company, at a minimum price equal to 10p per share and not more than 5% above the average middle market quotations for such shares derived from the London Stock Exchange Daily Official List, over the previous 5 business days; Authority expires the earlier of the conclusion of the next AGM of the Company or 31 MAR 2006 ; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	685330	0	30-Mar-05	30-Mar-05

Security Ticker ISIN	G25508105 IE0001827041		Meeting Type Annual General Meeting Meeting Date 04-May-05 Agenda 700684702 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Approve the Companys financial statements and the reports of the Directors an d the Auditors for the YE 31 DEC 2004	Mgmt	For	*
2.	Declare a dividend on the ordinary shares	Mgmt	For	*
3.1	Elect Mr. T.W. Hill as a Director, in accordance with Articles 103	Mgmt	For	*
3.2	Elect Mr. D.M. Kennedy as a Director, in accordance with Articles 103.	Mgmt	For	*
3.3	Elect Mr. K. McGowan as a Director, in accordance with Articles 103	Mgmt	For	*
3.4	Elect Mr. A. OBrien as a Director, in accordance with Articles 103	Mgmt	For	*
3.5	Elect Mr. J.L. Wittstock as a Director, in accordance with Articles 103	Mgmt	For	*

3.6	Elect Mr. N. Hartery as a Director, in accordance with Articles 109	Mgmt	For	*

3.7 Elect Dr. J.M.C. OConnor as a Director in accordance with      Mgmt             For                          *

Articles 109
2	Authorize the Directors to fix the remuneration of the Auditors	Mgmt	For	*

3           Approve that aggregate fees of the Non-Executive Director shall Mgmt    For                          * not exceed EUR 750,000

S.6

Authorize the Company to purchase ordinary shares on the           Mgmt                             For                           * market Section 212 o f the Companies Act , in the manner provided for in Articles 8A of the Articles of Association of the Company, up to a maximum of 10% of the ordinary shares; Authority expire at the earlier of the conclusion of the AGM in 2006 or 0 3 AUG 2006

S.7

Authorize the Company to re-issue treasury shares Section 209 Mgmt                For                   * of the Companies Act in the manner provided for in Articles 8B of the Articles of Association of the Company; Authority expires earlier of the conclusion AGM in 2006 or 03 AUG 2006

S.8

Authorize the Directors, in accordance with the powers, Mgmt For                       * provision and limitation of Articles 11(e) of the Articles of Association of the Company, to allot equity securities for cash and in respect of sub-paragraph (iii) there of up t o an aggregate nominal value of EUR 9,056,000; Authority expires at the earlier of the conclusion of the AGM in 2006 or 03 AUG 2006

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	188279	0	21-Apr-05	21-Apr-05

Security Ticker ISIN	G25508105 IE0001827041		Meeting Type Annual General Meeting Meeting Date 04-May-05 Agenda 700684702 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Approve the Companys financial statements and the reports of the Directors an d the Auditors for the YE 31 DEC 2004	Mgmt	For	*
2.	Declare a dividend on the ordinary shares	Mgmt	For	*
3.1	Elect Mr. T.W. Hill as a Director, in accordance with Articles 103	Mgmt	For	*
3.2	Elect Mr. D.M. Kennedy as a Director, in accordance with Articles 103.	Mgmt	For	*
3.3	Elect Mr. K. McGowan as a Director, in accordance with Articles 103	Mgmt	For	*
3.4	Elect Mr. A. OBrien as a Director, in accordance with Articles 103	Mgmt	For	*
3.5	Elect Mr. J.L. Wittstock as a Director, in accordance with Articles 103	Mgmt	For	*
3.6	Elect Mr. N. Hartery as a Director, in accordance with Articles 109	Mgmt	For	*

	3.7 Elect Dr. J.M.C. OConnor as a Director in accordance with	Mgmt	For	*
Articles 109
2	Authorize the Directors to fix the remuneration of the Auditors	Mgmt	For	*

3           Approve that aggregate fees of the Non-Executive Director shall Mgmt                    For                    * not exceed EUR 750,000

S.6

Authorize the Company to purchase ordinary shares on the           Mgmt                            For                     * market Section 212 o f the Companies Act , in the manner provided for in Articles 8A of the Articles of Association of the Company, up to a maximum of 10% of the ordinary shares; Authority expire at the earlier of the conclusion of the AGM in 2006 or 0 3 AUG 2006

S.7

Authorize the Company to re-issue treasury shares Section 209 Mgmt                     For                    * of the Companies Act in the manner provided for in Articles 8B of the Articles of Association of the Company; Authority expires earlier of the conclusion AGM in 2006 or 03 AUG 2006

S.8

Authorize the Directors, in accordance with the powers,  Mgmt                    For                   * provision and limitation of Articles 11(e) of the Articles of Association of the Company, to allot equity securities for cash and in respect of sub-paragraph (iii) there of up t o an aggregate nominal value of EUR 9,056,000; Authority expires at the earlier of the conclusion of the AGM in 2006 or 03 AUG 2006

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	18400	0	26-Apr-05	26-Apr-05

Security Ticker ISIN	J12548103 JP3130100005		Meeting Type Annual General Meeting Meeting Date 22-Jun-05 Agenda 700747693 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Approve the profit appropriation for No. 6 term: dividends for the current term has been proposed as JPY 1,200 per share	Mgmt	For	*
2.	Elect Mr. Bill Smith as a Director	Mgmt	For	*
3.	Elect Mr. Yuuji Shibata as an Alternate Statutory Auditor	Mgmt	For	*

4.	Approve the introduction of the eAccess Rights Plan, subject to approval of Proposal 05, as a measure to prevent hostile takeover	Mgmt	For	*
5.

Amend the Companys Articles of Incorporation partially by changing the Companys number of issued and outstanding shares will be changed to 5,459,760 from the present 1,029,856; establishment of new Alternate Statutory Auditor position; the number of Directors position has been proposed to be changed to 5 or more and 15 or less from the present 5 or more; proposal of a measure to prevent hostile takeover

		Mgmt	For	*
6.

Approve the partial amendments to stipulations of warrant rights for 1st unsecured detachable warrant-bearing bonds: the number of authorized shares for stock option will be changed to 160,000 from the present 23,000

		Mgmt	For	*
7.	Approve to give free share subscription rights to non-shareholders as stock option in accordance with Commercial Code 280-20 and 280-21	Mgmt	For	*

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	5510	0	14-Jun-05	14-Jun-05

Security Ticker ISIN	T3643A145 IT0003132476		Meeting Type Annual General Meeting Meeting Date 26-May-05 Agenda 700704186 - Management
Item		Proposal	Type	Vote	For/Against Management

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING ID: 213014 DUE TO ADDITION OF RESOLUTIONS. ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE DISREGARDED A ND YOU WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE. THANK YOU

Non-Voting

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT REACH QUORUM THERE WILL BE A SECOND CALL ON 27 MAY 2005. YOUR VOTING INSTRUCTIONS WILL REMAIN VALID FOR ALL CA LLS UNLESS THE AGENDA IS AMENDED. PLEASE BE ALSO ADVISED THAT YOUR SHARES WILL BE BLOCKED UNTIL THE QUORUM IS MET OR THE MEETING IS CANCELLED. THANK YOU

Non-Voting
1.

Approve the financial statement as of 31 DEC 2004 of Eni Spa, the consolidated financial statement as of 31 DEC 2004, the reports of the Board of Directors, of the Board of Auditors and of the External Auditors

		Mgmt	For	*
2.	Approve the allocation of earnings	Mgmt	For	*
3.	Grant authority to buy back own shares	Mgmt	For	*
4.	Approve the disposal of own shares in service of a Stock Option Plan to the Managers of the Group	Mgmt	For	*

1           Approve the number of the Members of the Board of Directors                    Mgmt               For                    *

2	Approve to establish the duration of the Board of Directors

3           Appoint Mr. Alberto Clo, Mr. Renzo Costi and Mr. Marco Reboa                Mgmt                For                   * presented by Fine co Asset Management Spa Sgr, Arca Sgr Spa, Aureo Gestioni Sgr Spa, BNL Gestion i Sgr Spa, DWS Investments Italy Sgr Spa, Ersel Asset Management Sgr Spa, RAS Asset Management Sgr Spa, Hermes Administration Services Limited, Mediolanum International Funds Limited, Mediolanum Gestione Fondi Sgr Spa, Monte Paschi As set Management Sgr Spa, Nextra Investment Management Sgr Spa, Pioneer Asset Management SA, Pioneer Investment Management Sgr Spa, Aletti Gestielle Sgr Spa, San Paolo Imi Asset Management Sgr Spa, holding more than 1% of stock capital and appoint Mr.Roberto Poli Chairman , Mr. Dario Fruscio, Mr. Marco Pinto, Mario Resca, Mr. Paolo Scaroni, Mr. Pierluigi Scibetta presented by Ministry of Finance, holding 20,31% of stock capital as a Directors

4	Appoint the Chairman of the Board of Directors	Mgmt	For	*
5	Approve the rewards for the Chairman of Board of Directors	Mgmt	For	*

6           Appoint Mr. Giorgio Silva, Mr. Riccardo Perotta and Mr. Massimo              Mgmt    For       * Gentile Alter native Auditor presented by Candidates presented by Fineco Asset Management S pa Sgr, Arca Sgr Spa, Aureo Gestioni Sgr Spa, BNL Gestioni Sgr Spa, DWS Investments Italy Sgr Spa, Ersel Asset Management Sgr Spa, RAS Asset Management Sgr Spa, Hermes Administration Services Limited, Mediolanum International Funds Limited, Mediolanum Gestione Fondi Sgr Spa, Monte Paschi Asset Management Sgr Sp a, Nextra Investment Management Sgr Spa, Pioneer Asset Management SA, Pioneer Investment Management Sgr Spa, Aletti Gestielle Sgr Spa, San Paolo Imi Asset Management Sgr Spa, holding more than 1% of stock capital and appoint Mr. Paolo Colombo Chairman , Mr. Filippo

Duodo, Mr. Edoardo Grisolia and Mr. Francesco Bilotti Alternative Auditor presented by the Ministry of Finance, holding 2 0,31% of stock capital as the Internal Auditors

7 Appoint the Chairman of Board of Auditors	Mgmt	For	*

8		Approve the rewards for the Chairman of Board of Auditors and the Statutory Auditors	Mgmt	For	*
* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	28000	0	09-May-05	09-May-05

Security Ticker ISIN	G35280109 GB0003294591		Meeting Type Annual General Meeting Meeting Date 21-Jul-04 Agenda 700564479 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Approve and adopt the Directors report and the financial statements for the YE 31 MAR 2004	Mgmt	For	*
2.	Approve a remuneration report for the YE 31 MAR 2004	Mgmt	For	*
3.	Declare a final dividend for the YE 31 MAR 2004 which the	Mgmt	For	*
Directors recommendshould be 3.0p per ordinary share
4.	Re-appoint Mr. C. Matthews as a Director	Mgmt	For	*

5.	Re-appoint Mr. N. Bamford as a Director	Mgmt	For	*
6.	Re-appoint Sir Michael Hodgkinson as a Director	Mgmt	For	*
7.	Re-appoint Mr. R.L. Gott as a Director	Mgmt	For	*
8.	Re-appoint Ernst & Young as the Auditors of the Company	Mgmt	For	*

1           Authorize the Directors to determine the remuneration of the         Mgmt                 For * Auditors

2           Authorize the Directors, pursuant to Section 80 of the                   Mgmt                 For     * Companies Act 1985 the Act , to allot relevant securities of the Company Section 80(2) of the Act up to an aggregate nominal amount of GBP 16,300,000; Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months ; and the Company may before such expiry make an offer, agreement or other arrangement which would or might require relevant securities to be allotted after such expiry and the Directors of the Company may allot relevant securities pursuant to any such offer, agreement or arrangement as if the authority hereby conferred had not expired

S.11

Authorize the Directors of the Company, pursuant to Section 95                    Mgmt                For     * of the Act, to allot equity securities Section 94 of the Act of the Company pursuant to the authority conferred by S.12, disapplying the statutory pre-emption rights Section 89(1) , provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue in favor of ordinary shareholders; and b) up to an aggregate nominal amount of GBP 2,900,000; Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months; and the Directors of the Company may, before the expiry of any power, make an offer or agreement which would or might require equity securities to be allotted after such expiry and the Directors of the Company may allot equity securities in pursuance of such an offer or agreement as if the authority hereby conferred had not expired

S.12

Authorize the Company, pursuant to Article 54 of the Companys                   Mgmt                For    * Articles of Association and Section 166 of the Act, to make market purchases Section 163(3)of the Act of up to 29,000,000 ordinary shares of 10p each, at a minimum price of 10p and up to 105% of the average of the middle market quotations for the ordinary shares of the Company derived from The Stock Exchange Daily Official List , over the previous 5 business days; Authority expires the earlier of the conclusion of the next AGM of the Company or 15 months ; the Company may make a purchase of ordinary shares under such authority after such date if the contract of purchase for the same was entered into before such date

S.13 Amend Article 83 of the Company s Articles of Association by                       Mgmt    For       * deleting the words specified at the beginning of the Article

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	1183600	0	09-Jul-04	09-Jul-04

Security Ticker ISIN	G96872109 GB0009713446		Meeting Type Annual General Meeting Meeting Date 14-Apr-05 Agenda 700659329 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and approve the report of the Directors and the accounts for the YE 31 DEC 2004	Mgmt	For	*
2.

Approve to declare a final dividend of 10.8 pence per share in respect of the YE 31 DEC 2004, due and payable on 13 MAY 2005 to shareholders on the register at close of business on 04 MAR 2005, such final dividend to be payable only i n respect of such of the shares in respect of which the relevant holders of th e shares has not exercised any entitlement to receive new shares instead of di vidend in cash pursuant to the scrip dividend scheme

		Mgmt	For	*
3.	Re-elect Mr. Peter Johnson as a Director, who retires by rotation	Mgmt	For	*
4.	Re-elect Mr. Andrew Carr-Locke as a Director, who retires by rotation	Mgmt	For	*
5.	Re-elect Mr. Christine Cross as a Director, who retires by rotation	Mgmt	For	*

6.	Re-appoint Mr. Peter Redfern as a Director, who retires by rotation	Mgmt	For	*
7.

Re-appoint PricewaterhouseCoopers LLP as the Auditors of the Company until the conclusion of the next general meeting at which the accounts are laid before the Company and authorize the Directors to fix their remuneration

		Mgmt	For	*

8. Authorize the Directors, in substitution for all previous authorities,	Mgmt	For	*

to allot relevant securities Section 80(2) of the Companies Act 1985 up to an aggregate nominal value of GBP 32,649,568; Authority expires 5 years after the date of passing of this resolution ; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.9

Authorize the Directors, subject to the passing of the Resolution    Mgmt    For                      * 8, and pursuant to Section 95 of the Companies Act 1985 act , to allot equity securities Section 94(2) of the Act for cash pursuant to the authority conferred by Re solution 8 and/or where such allotment constitutes an allotment of equity securities by virtue of Section 94(3A) of the act, disapplying the statutory pre-emption rights Section 89(1) , provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue, open offer or any other preemptive offer or scrip dividend alternative in each case in favor of ordinary shareholders; and b) up to an aggregate nominal value of GBP 4 ,897,435; Authority expires 5 years after the date of passing of this resolution ; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.10

Authorize the Company, to make market purchases Section           Mgmt  For                      *                       163(3) of the Compani es Act 1985 of not more than 39,179,481 ordinary shares of 25 pence each in its share capital, at a minimum price of 25 pence per share and not more than 5 % above the average of the middle market quotations for the ordinary shares in the Company taken from the London Stock Exchange Daily Official List, over the previous 5 business days; Authority expires at the conclusion of the next A GM of the Company ; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry

11. Approve that the remuneration report contained within the annual Mgmt             For       *                       report and the accounts for the YE 31 DEC 2004

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	617029	0	30-Mar-05	30-Mar-05

Security Ticker ISIN	G40866124 IE0003864109		Meeting Type Annual General Meeting Meeting Date 10-Feb-05 Agenda 700633173 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and approve the financial statements for the YE 24 SEP 2004 together w ith the reports of the Directors and the Auditors thereon	Mgmt	For	*
2.	Declare a final dividend of 7.58 cent per share on the ordinary shares for the YE 24 SEP 2004	Mgmt	For	*
3.a	Re-appoint Mr. Gerald M. Corbett as a Director, who retires in accordance with the Articles of Association	Mgmt	For	*
3.b	Re-appoint Mr. Sean P. FitzPatrickas as a Director, who retires in accordance with the Articles of Association	Mgmt	For	*
3.c	Re-appoint Mr. David M. Simons as a Director, who retires in accordance with t he Articles of Association	Mgmt	For	*
3.d	Re-appoint Mr. David A. Sugden as a Director, who retires in accordance with t he Articles of Association	Mgmt	For	*

3.e	Re-appoint Mr. Edmond F. Sullivan as a Director, who retires in accordance wit h the Articles of Association	Mgmt	For	*
4.	Authorize the Directors to fix the remuneration of the Auditors for the YE 30 SEP 2005	Mgmt	For	*

5. Authorize the Directors to allot relevant securities Section 20 of	Mgmt	For	*

the Companies Act, 1983 up to an aggregate nominal amount not exceeding the present authorized unissued capital of the Company; Authority expires at the end of 5 years ; and the Directors may allot relevant securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.6

Authorize the Directors, pursuant to Section 23 and 24(1) of the                     Mgmt               For     * Companies Act 1983, to allot equity securities Section 23 of the Companies Act 1983 for c ash pursuant to the authority conferred by ordinary resolution, disapplying the statutory preemption rights Sub-Section (1) of Section 23 , provided that this power is limited to the allotment of equity securities: a) in connection with a rights issue in favor of ordinary shareholders; and b) up to an aggregate nominal value equal to 5% of the issued ordinary share capital of the Company; Authority expires at the conclusion of the next AGM of the Company to be held in 2006 ; and the Directors may allot equity securities after the expiry of this authority in pursuance of such an offer or agreement made prior to such expiry

S.7

Authorize the Company and/or any of its subsidiaries, subject to                    Mgmt               For     * the provision s of the Companies Act 1990, to make market purchases Section 212 of the Companies Act 1990 of share of any class of the Company on such terms and conditions and in such manner as the Directors may form time to time, at a minimum pr ice be paid for any share shall be the nominal value of the share and not more than 105% above the average market value for such shares derived from the Lon don Stock Exchange Daily Official List, for the 5 business days preceding the date of purchase: i) if there shall be more than 1 dealing reported for the day, the average of the prices at which such dealings took place; or ii) if there shall be only 1 dealing reported for the day, the price at which such dealing took place; or iii) if there shall not be any dealing reported for the day, the average of the closing bid and offer prices for the day; and if there shall be only a bid but not an offer or offer but not a bid price reported or if there shall not be any bid or offer price reported for any particular day t hen that day shall not count as one of the said 5 business days for the purposes of determining the maximum price; if the means of providing the foregoing information as to dealings and prices by reference to which the maximum price i s to be determined is altered or is replaced by some other means, then a maxim um price shall be determined on the basis of the equivalent information published by the relevant authority in relation to dealings on the Irish Stock Exchange or its equivalent; if the London Stock Exchange plc is prescribed as a recognized stock exchange for the purposes of Section 212 of the Companies Act 19 90 then with effect from the close of business on the day on which the London Stock Exchange plc is so prescribed, the authority conferred by this resolution shall include authority to make market purchases of shares on the London Stock Exchange plc provided that: i) any such purchase shall be subject to any re quirements of the Laws of the United Kingdom of Great Britain and the Northern Ireland as shall apply thereto; and ii) the maximum price which may be paid f or any shares so purchased shall be determined as aforesaid but deleting the r eference from the Irish Stock Exchange Daily Official List and inserting inste ad reference to the Daily Official List of the London Stock Exchange plc and d eleting from that paragraph sub-paragraph (iii) and insert a new one and delet e the last line thereof the reference to the Irish Stock Exchange and insert t he reference to the London Stock Exchange plc; Authority expires earlier the conclusion of the AGM of the Company or 09 AUG 2006 ; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be e xecuted wholly or partly after such expiry

S.8

Authorize the Company, for the purpose of Section 209 of the                        Mgmt                 For  * Companies Act 199 0, to make market purchases of shares of any class of the Company, at a minimum price equal to 120% of the appropriate price not more than 95% above the ave rage middle market quotations for such shares derived from the London Stock Ex change Daily Official List, over the previous 5 business days; i) if there sha ll be more than one dealing reported for the day, the average of the prices at which such dealings took place; or ii) if there shall be only one dealing rep orted for the day, the price at which such dealing took place; or iii) if ther e shall not be any dealing reported for the day, the average of the closing bi d any offer prices for he day; and if there shall be only a bid but not any o ffer or any offer but not a bid market guide price reported, or if there sh all not be any bid or offer price reported, for any particular day then that d ay shall not count as one of the said 5 business days for the purposes of dete rmining the appropriate price , if the means of providing the foregoing inform ation as to dealings and prices by reference to which the appropriate price it s to be determined is altered or is replaced by some other means then the appr opriate price shall be determined on the basis of the equivalent information p ublished by the relevant authority in relation to dealings on the Irish Stock Exchange or its equivalent, Authority expires at the close of business on the date of the next following AGM of the Company or 09 AUG 2006 ; the Company, b efore the expiry, may make a contract to purchase ordinary shares which will o r may be executed wholly or partly after such expiry

9.

Authorize the Directors, subject to the passing of Resolution 5,                     Mgmt                  For   * pursuant to A rticle 120(b) of the Articles of Association of the Company, may offer to holders of ordinary shares in the capital of the Company the rights to elect to receive an allotment of additional ordinary shares credited as fully paid instead of cash in respect of all or party of any dividend or dividends falling to b e declared or paid at this AGM or at any time prior to the next following AGM of the Company

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	958500	0	28-Jan-05	28-Jan-05

Security Ticker ISIN	F49644101 FR0000120859		Meeting Type MIX Meeting Date 03-May-05 Agenda 700701584 - Management
Item		Proposal	Type	Vote	For/Against Management

A Verification Period exists in France. Please see		Non-Voting

http://ics.adp.com/marketg uide for complete information. Verification Period: Registered Shares: 1 t o 5 days prior to the meeting date, depends on companys by-laws. Bearer Shar es: 6 days prior to the meeting date. French Resident Shareowners must comp lete, sign and forward the Proxy Card directly to the sub custodian. Please c ontact your Client Service Representative to obtain the necessary card, accoun t details and directions. The following applies to Non-Resident Shareown ers: Proxy Cards: ADP will forward voting instructions to the Global Cus todians that have become

Registered Intermediaries, on ADP Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the P roxy Card and forward to the local custodian. If you are unsure whether your G lobal Custodian acts as Registered Intermediary, please contact ADP. Trades /Vote Instructions: Since France maintains a Verification Period, for vote in structions submitted that have a trade transacted (sell) for either the full s ecurity position or a partial amount after the vote instruction has been submi tted to ADP and the Global Custodian advises ADP of the position change via th e account position collection process, ADP has a process in effect which will advise the Global Custodian of the new account position available for voting. This will ensure that the local custodian is instructed to amend the vote inst ruction and release the shares for settlement of the sale transaction. This p rocedure pertains to sale transactions with a settlement date prior to Meeting Date + 1
O.1	Approve the reports and of the financial statements	Mgmt	For	*
O.2	Approve the reports and the consolidated financial statements	Mgmt	For	*
O.3	Approve the special report of the Statutory Auditors	Mgmt	For	*

O.4 Approve the transfers from long term retain earnings account Mgmt For *

O.5 Approve the appropriation of income and fixing of the dividend	Mgmt	For

* E.23 Appoint Mr. Maximilien De Limburg as a new Director                      Mgmt               For                    *

O.6

Approve the ascertainment of the merger by absorption of Deloitte Touche Tohma tsu Company by Deloitte Touche Tohmatsu-Audit Company and following of the Aud itors mandate by Deloitte Touche Tohmatsu-Audit which new Companys name is D eloitte Associes

		Mgmt	For	*
O.7	Authorize the Company to buy its own shares	Mgmt	For	*
O.8	Approve the Companys head transfer	Mgmt	For	*
E.9	Approve the change in the Management method cancellation of the form involving both Executive and Supervisory Board and adopt the form involving a Board of Directors	Mgmt	For	*
E.10	Approve the new By-laws following the adoption of the form involving a Board o f Directors	Mgmt	For	*
E.11	Appoint Mr. Jacques Drijard as a new Director	Mgmt	For	*
E.12	Appoint Mr. Patrick Kron as a new Director	Mgmt	For	*

E.13	Appoint Mr. Jocelyn Lefebvre as a new Director	Mgmt	For	*
E.14	Appoint Mr. Eric Le Moyne De Serigny as a new Director	Mgmt	For	*

E.15	Appoint Mr. Paul Desmarais Jr as a new Director	Mgmt	For	*
E.16	Appoint Mr. Yves-Rene Nanot as a new Director	Mgmt	For	*
E.17	Appoint Mr. Gregoire Olivier as a new Director	Mgmt	For	*
E.18	Appoint Mr. Robert Peugeot as a new Director	Mgmt	For	*
E.19	Appoint Mr. Thierry De Rudder as a new Director	Mgmt	For	*
E.20	Appoint Mr. Aimery Langlois -Meurinne as a new Director	Mgmt	For	*
E.21	Appoint Mr. Gerard Buffiere as a new Director	Mgmt	For	*
E.22	Appoint Mr. Aldo Cardosso as a new Director	Mgmt	For	*

E.24 Appoint Mr. Jacques Veyrat as a new Director                                  Mgmt                 For                * E.32 Grant authority to issue free shares of the Company in favor of          Mgmt                For                   *

E.25	Approve to determine the Directors fees	Mgmt	For	*
E.26	Authorize the Board of Directors to increase capital by issuance of shares or securities with maintenance of preferential subscription right or by incorpor ation of reserves, earnings or premiums	Mgmt	For	*

E.27	Authorize the Board of Directors in order to issue shares or securities witho ut maintenance of preferential subscription right	Mgmt	For	*
E.28	Approve the global limitation of the nominal amount of the increase in capital resulting from delegations	Mgmt	For	*
E.29	Grant authority to fix the issuance price of securities in case of cancellatio n of the shareholders s preferential subscription right with a limit of 10% pe r year	Mgmt	For	*
E.30	Grant authority to increase capital in order to remunerate contributions in ki nd	Mgmt	For	*
E.31	Grant authority to increase capital by issuance of shares reserved for employees	Mgmt	For	*

employees

E.33 Grant authority to grant options to subscribe for shares of the             Mgmt                For                    * Company

E.34	Grant authority to reduce capital by cancellation of self-hold shares	Mgmt	For	*
E.35	Approve the transfer to the Board of Directors of the previously accepted aut horizations granted to the Executive Board	Mgmt	For	*
E.36	Grant powers for formalities	Mgmt	For	*

* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	71810	0	25-Apr-05	25-Apr-05

Security Ticker ISIN	S37840105 ZAE000003554		Meeting Type Annual General Meeting Meeting Date 29-Oct-04 Agenda 700586641 - Management
Item		Proposal	Type	Vote	For/Against Management

1           Receive and approve the financial statements for the YE 30 JUN    Mgmt                For       * 2004

2	Appoint Mr. R.S.N. Dabenga as a Director	Mgmt	For	*

2.2	Appoint Mr. L.C. Van Vught as a Director Mgmt For *
2.3	Appoint Dr. F.J.P. Roux as a Director Mgmt For *
2.4	Appoint Dr. K. Mokhele as a Director Mgmt For *

1           Appoint Ms. N.D.B. Orleyn as a Director                                                               Mgmt               For        *

2	Re-elect Mr. J.V. Roberts as a Director	Mgmt	For	*

3.2	Re-elect Mr. J.M. McMahon as a Director Mgmt For *
1	Re-elect Ms. C.E. Marcus as a Director	Mgmt	For	*
2	Approve the remuneration of the Directors	Mgmt	For	*

3           Approve to place the authorized but unissued shares under the                  Mgmt               For         * control of the Directors

4	Allot and issue the unissued ordinary shares for cash	Mgmt	For	*
5	Authorize the Company to buy back shares	Mgmt	For	*

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	35000	0	22-Sep-04	22-Sep-04

Security Ticker ISIN	J30169106 JP3228600007		Meeting Type Annual General Meeting Meeting Date 29-Jun-05 Agenda 700759989 - Management
Item		Proposal	Type	Vote	For/Against Management

1 Approve Allocation of Income, Including the Following Dividends:	Mgmt For * Interim JY 25, Final JY 25, Special JY 0
2.1	Elect Director Mgmt For *
2.2	Elect Director Mgmt For *
2.3	Elect Director Mgmt For *
2.4	Elect Director Mgmt For *

2.5	Elect Director Mgmt For *
2.6	Elect Director Mgmt For *
2.7	Elect Director Mgmt For *
2.8 Elect Director	Mgmt	For	*
2.9 Elect Director	Mgmt	For	*
2.10 Elect Director	Mgmt	For	*
2.11 Elect Director	Mgmt	For	*
2.12 Elect Director	Mgmt	For	*
2.13 Elect Director	Mgmt	For	*

2.14 Elect Director                                                                                                Mgmt               For                    *

2.15 Elect Director                                                                                                Mgmt               For                    *

2.16 Elect Director                                                                                                Mgmt               For                    *

2.17 Elect Director                                                                                                Mgmt               For                    *

2.18	Elect Director	Mgmt	For	*
2.19	Elect Director	Mgmt	For	*
2.20	Elect Director	Mgmt	For	*
2.21	Elect Director	Mgmt	For	*
2.22	Elect Director	Mgmt	For	*

2.23	Elect Director	Mgmt	For	*
2.24	Elect Director	Mgmt	For	*
2.25	Elect Director	Mgmt	For	*
2.26	Elect Director	Mgmt	For	*
3	Approve Retirement Bonuses for Directors	Mgmt	For	*

4	Amend Articles to Cap Board Size at 12	Shr	Against	*
5	Amend Articles to Limit Number of Statutory Auditors and Require One Auditor From Environmental NGO	Shr	Against	*
6	Amend Articles to Require Efforts to Prevent Global Warming	Shr	Against	*
7	Amend Articles to Declare Switch From Nuclear to Natural Energy	Shr	Against	*
8	Amend Articles to Require All Employees to Re-Study Compliance Manual	Shr	Against	*
9	Amend Articles to Require Prioritization of Skilled Employees	Shr	Against	*

10	Amend Articles to Prevent Cuts in Repair and Maintenance Expenditures	Shr	Against	*
11	Approve Alternate Income Allocation Proposal	Shr	Against	*
12	Remove Two Directors from Office	Shr	Against	*
13	Amend Articles to Limit Board Size and Require Appointment of Director to Be Responsible for Victims of Nuclear Accidents	Shr	Against	*

Abolish Retirement Bonus System            Shr Against *

Amend Articles to Require Appointment of Environmental                   Shr Against * Management Committee

16	Amend Articles to Require Appointment of Nuclear Power Earthquake Countermeasure Committee	Shr	Against	*
17	Amend Articles to Prohibit Participation in Reprocessing Activities	Shr	Against	*
18	Amend Articles to Prohibit Use of Plutonium	Shr	Against	*

* Management position unknown Account Number JF04	Custodian 50P	Ballot Shares 263700	Shares On Loan 0	Vote Date 18-Jun-05	Date Confirmed 18-Jun-05

Security Ticker ISIN	G5542W106 GB0008706128		Meeting Type Ordinary General Meeting Meeting Date 05-May-05 Agenda 700682378 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive the accounts and the reports of the Directors and of the Auditors for the YE 31 DEC 2004	Mgmt	For	*
2.	Approve the Directors remuneration report contained in the report and account s	Mgmt	For	*
3.a	Elect Sir Julian Horn-Smith as a Director, who retires under Article 79 of the Companys Articles of Association	Mgmt	For	*
3.b	Elect Mr. G.T. Tate as a Director, who retires under Article 79 of the Company´s Articles of Association	Mgmt	For	*
4.a	Re-elect Mr. G.J.N Gemmell as a Director, who retires under Article 82 of the Companys Articles of Association	Mgmt	For	*
4.b	Re-elect Mr. M. E. Fairey as a Director, who retires under Article 82 of the Companys Articles of Association	Mgmt	For	*

4.c	Re-elect Dr. D.S. Julius as a Director, who retires under Article 82 of the Companys Articles of Association	Mgmt	For	*
5.	Re-appoint PricewaterhouseCoopers LLP as the Auditors	Mgmt	For	*

1           Authorize the Directors to set the remuneration of the Auditors      Mgmt                            For                   *

2           Approve to renew the authority conferred on the Directors by Mgmt For * Paragraph 9.2 of the Article 9 of the Companys Articles of Association, for the period ending on the day of the AGM in 2006 or on 04 AUG 2006, whichever is earlier, and for that period the Section 80 amount shall be GBP 40,000,000 USD 40,000,000, EUR 40,000,000 and JPY 1,250,000,000

S.8.

Approve to renew the authority conferred on the Directors,                  Mgmt                          For                    * subject to the passing of Resolution 7, by Paragraph 9.3 of the Article 9 of the Companys Articles of Association and for that period the Section 89 amount shall be GBP 70,94 2,899

S.9.

Approve to renew the authority given to the Company, to make        Mgmt                   For                   * market purchases Section 163 of the Companies Act 1985 of up to 567 million ordinary shares o f 25p each in the capital of the Company, at a minimum price of 25p and up to 105% of the average middle market quotations for such shares derived from the stock exchange daily official list, over the previous 5 business days; Authority expires the earlier of the conclusion of the next AGM of the Company in 20 066 or 04 NOV 2005 ; the Company, before the expiry, may make a contract to purchase ordinary shares which will or may be executed wholly or partly after such expiry

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	602709	0	26-Apr-05	26-Apr-05

Security Ticker ISIN	J40046104 JP3871200006		Meeting Type Annual General Meeting Meeting Date 29-Jun-05 Agenda 700763344 - Management
Item		Proposal	Type	Vote	For/Against Management

1 Approve Allocation of Income, Including the Following Dividends:	Mgmt	For

*	Interim JY 12.50, Final JY 33.44, Special JY 0
2 Amend Articles to: Abolish Retirement Bonus System	Mgmt For *
3.1	Elect Director Mgmt For *
3.2	Elect Director Mgmt For *
3.3	Elect Director Mgmt For *
3.4	Elect Director Mgmt For *
3.5	Elect Director Mgmt For *
4 Appoint Internal Statutory Auditor	Mgmt For *

Approve Retirement Bonus for Director  Mgmt For *

Approve Special Payments to Continuing Directors Statutory              Mgmt For * Auditor in Connection with Abolition of Retirement Bonus System

7		Approve Deep Discount Stock Option Plan	Mgmt	For	*
8		Approve Adjustment to Aggregate Compensation Ceiling for Statutory Auditors	Mgmt	For	*
* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
Loan
JF04	50P	237000	0	18-Jun-05	18-Jun-05

Security Ticker ISIN	G70202109 GB0006825383		Meeting Type Annual General Meeting Meeting Date 21-Apr-05 Agenda 700671298 - Management
Item		Proposal	Type	Vote	For/Against Management

1           Adopt the Directors and the Auditors reports and the financial                  Mgmt                For        * statements

2	Declare a final dividend	Mgmt	For *
3	Re-elect Mr. Duncan Davidson	Mgmt	For *
4	Re-elect Mr. Michael Killoran	Mgmt	For *
5	Re-elect Mr. John Miller	Mgmt	For *
6	Re-elect Sir Chips Keewick	Mgmt	For *
7	Re-elect Mr. Hamish Leslie Melville	Mgmt	For *
8	Re-appoint KPMG Audit Plc as the Auditors	Mgmt	For *
9	Approve the Directors remuneration report	Mgmt	For *
10	Authorize the Company to purchase its own shares	Mgmt	For *
11	Amend the Articles of Association of the Company	Mgmt	For *

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	357689	0	08-Apr-05	08-Apr-05

Security Ticker ISIN	F72313111 FR0000121501		Meeting Type MIX Meeting Date 25-May-05 Agenda 700704011 - Management
Item		Proposal	Type	Vote	For/Against Management

1.

Receive the Management report of the Executive Committee, the report of the Su pervisory Board and the general report of the Statutory Auditors, approve the financial statements and the balance sheet for the year 2004

		Mgmt	For	*
2.	Receive the comments of the Executive Committee and the report of the Statutor y Auditors, approve the consolidated financial statements for the FY 2004	Mgmt	For	*
3.

Acknowledge the distributable profits of the FY: net earnings: EUR 1,031,594,6 76.34, prior retained earnings: EUR 571,259,005.10, extraordinary tax upon the special reserves on long term capital gains: EUR 4,987,500.00, amount to EUR 1,602,853,681.44, appropriation as follows: global dividend: EUR 328,197,347.1 0, other reserves: EUR 700,000,000.00, carry forward account: EUR 574,656,334. 34, pursuant to Article 39 of the amended Finance Law for 2004, to transfer th e amount of EUR 200,000,000.00 posted to the special reserve of long-term capi tal gains to the other reserves account; an amount of EUR 4,987,500.00 charged to such other reserves account will be transferred to the carry forward accou nt amounting then to EUR 579,643,834.34; the shareholders will receive a net d ividend of EUR 1.35 per share and will entitle natural persons to the 50 % all owance; this dividend will be paid on 01 JUN 2005

		Mgmt	For	*
4.	Approve the special report of the Auditors on agreements, for the said report and the agreements referred to therein	Mgmt	For	*
5.	Approve to renew the term of office of Mrs. Marie-Helene Roncoroni as a Member of the Supervisory Board for a period of 6 years	Mgmt	For	*

1           Approve to renew the term of office of Mr. Pierre Banzet as a                     Mgmt                For       * Member of the Supervisory Board for a period of 6 years

2           Approve to renew the term of office of Mr. Jean-Louis Masurel as   Mgmt                For       * a Member of the Supervisory Board for a period of 6 years

8.	Approve to renew the term of office of Mr. Jean-Paul Parayre as a Member of the Supervisory Board for a period of 6 years	Mgmt	For	*
9.	Approve to renew the term of office of the Company PricewaterhouseCoopers Audi t S.A. as the Statutory Auditor for a period of 6 years	Mgmt	For	*
10.	Approve to renew the term of office of Mr. Yves Nicolas as a Deputy Auditor fo r a period of 6 years	Mgmt	For	*
11.	Appoint Cabinet Mazars Et Guerard as the Statutory Auditor for 6 years	Mgmt	For	*
12.	Appoint Mr. Patrick De Cambourg as a Deputy Auditor for 6 years	Mgmt	For	*
13.

Authorize the Executive Committee to buy back the Companys shares on the open market, with a view to: (-) reduce the share capital of the Company, (-) allocate shares to employees or Officers of the Company or its subsidiaries or of Groups related, (-) discount shares in the event of financial transactions giving access to the share capital, as per the following conditions: maximum purchase price: EUR 65.00 maximum number of shares that may be acquired: 24,000,00 0; {Authority expires at the end of 18 months ; approve the present delegation to cancels and replaces the delegation given by the general meeting of 26 MAY 2004

		Mgmt	For	*

14. Authorize the Executive Committee to increase in 1 or more	Mgmt	For	*

transactions, the s hare capital set at EUR 243,109,146.00, provided that it shall not exceed the amount of EUR 400,000,000.00, by way of: (-) issuing, in France or abroad, Peugeot S.A. shares and, or securities, with the shareholders preferred subscription rights maintained, giving access to the share capital, (-) capitalizing reserves, profits or share premiums, to be carried out through the allocation o f bonus shares or the raise of the par value of the existing shares; the general meeting number of shares to be issued can be increased in the event of excess applications; Authority expires at the end of 26 months ; approve the present delegation to cancels and replaces the ones given by the general meeting o f 28 MAY 2003

2           Authorize the Executive Committee to increase in 1 or more          Mgmt               For                    * transactions, the share capital, by way of issuing, in France or abroad, immediately and, or in t he future, Peugeot S.A. shares in euros and, or securities giving access to the share capital, with waiver of the shareholders preferred subscription right s for the whole of the ceiling set forth in the previous resolution; the general meeting number of shares to be issued can be increased in the event of excess applications, within the limit of the aggregate ceiling set forth in the previous resolution; approve the Executive Committee to decide or not to give a priority right to the shareholders; Authority expires at the end of 26 months

3           Authorize the Executive Committee to increase the share capital,              Mgmt                For                   * in 1 or more transactions, at its sole discretion, in favour of the Companys employees; Authority expires at the end of 26 months ; and for an amount, which shall not exceed EUR 15,000,000.00; approve the Executive Committee to take all necessary measures and accomplish all necessary formalities

4           Authorize the Executive Committee to reduce the share capital     Mgmt                            For                   * by cancelling the shares held by the Company in connection with the Stock Repurchase Plan set forth in Resolution 13, provided that the total number of shares cancelled in the 24 months does not exceed 10% of the capital; and the Executive Committee to take all necessary measures and accomplish all necessary formalities

5           Amend the Article of Association Number 9 relating to the powers             Mgmt                For                   * of the Executive Committee

A Verification Period exists in France. Please see	Non-Voting

http://ics.adp.com/marketguide for complete information. Verification Period: Registered Shares: 1 to 5 days prior to the meeting date, depends on companys by-laws. Bearer Shares: 6 days prior to the meeting date. French Resident Shareowners must complete, sign and forward the Proxy Card directly to the sub custodian. Please contact your Client Service Representative to obtain the necessary card, account de tails and directions. The following applies to Non-Resident Shareowners: Proxy Cards: ADP will forward voting instructions to the Global Custodians that have become Registered Intermediaries, on ADP Vote Deadline Date. In capacity as Registered Intermediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact ADP. Trades/Vote Instructions: Since France maintains a Verification Period, for vote instructions submitted that have a trade transacted (sell) for either the full security position or a partial amount after the vote instruction has been submitted to AD P and the Global Custodian advises ADP of the position change via the account position collection process, ADP has a process in effect which will advise the Global Custodian of the new account position available for voting. This will ensure that the local custodian is instructed to amend the vote instruction an d release the shares for settlement of the sale transaction. This procedure pertains to sale transactions with a settlement date prior to Meeting Date + 1

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	92440	0	09-May-05	09-May-05

Security 72917Q202       Meeting Type Annual General Meeting Ticker Meeting Date 14-Jun-05 ISIN US72917Q2021

Agenda 700724912 - Management
Item	Proposal	Type	Vote	For/Against Management

1           Elect Mr. Darko Majer, B.C.L. as the Chairman of the general                    Mgmt               For                    * assembly

2           Receive the financial report of the Management Board for the                     Non-Voting business year 2004

3           Receive and adopt the report of the Companys Supervisory                       Mgmt               For                    * Board on supervision of the Companys activities in the business year 2004

4           Approve to pay shareholders of the Company a dividend                Mgmt                For                   * amounts to HRK 12.00 per share from the undistributed retained profit accumulated in the previous year 2000; the dividend will be paid to all shareholders that are registered as shareholders at the Central Depository Agency on 14 JUN 2005

5           Approve the activities of the Companys Management Board and                 Mgmt              For                    * Supervisory Board upon presentation of the reports for the business year 2004

6.         Authorize the Company, acting through the Management Board,    Mgmt               For                    * to make one or more market purchases on the London and/or Zagreb Stock Exchanges of PLIVAs ordinary registered shares Shares , the maximum aggregate number of Shares tog ether with the Shares previously authorized to be purchased at the general assembly meeting held on 05 MAY 2004 not exceeding 10% of the Companys issued s hare capital; the Company may use any of its retained profit to effect the purchase of such Shares; at the minimum price which is equal to the nominal value of the relevant Share exclusive of taxes, duties and/or expenses , and at the maximum price not exceeding 5% five per cent above the average market price of the Shares during the 5 working days immediately prior to the day of purchase; Authority expires at the end of 18 months ; the Company may make an agreement or agreements for the purchase of Shares under the authority hereby conferred prior to the expiry of such authority, which will or may be executed wholly or partly after this authority expires, and may purchase Shares in pursuance of any such agreement or agreements

6           Appoint KPMG Croatia d.o.o. as the Auditor of the Company                     Mgmt               For                    *

PLEASE NOTE THAT UNLESS IT IS INSTRUCTED TO THE Non-Voting CONTRARY BY HOLDERS OF GDRS WH O IN AGGREGATE ARE ENTITLED TO 75 PER CENT. OF THE DEPOSITED SHARES, DEUTSCHE BANK WILL EXERCISE THE VOTING RIGHTS WITH RESPECT TO THE DEPOSITED SHARES UNDE RLYING GDRS BY APPOINTING ANY MEMBER OF THE MANAGEMENT BOARD OF PLIVA D.D. AS ITS PROXY WITH INSTRUCTION TO VOTE IN FAVOR OF THE PROPOSED RESOLUTIONS. GDR S HAREHOLDERS WISHING TO OBJECT TO SUCH APPOINTMENT BY DEUTSCHE BANK FOR ANY RES OLUTION MAY DO SO BY COMPLETING THIS FORM. THANK YOU

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	56000	0	02-Jun-05	02-Jun-05

Security X6769Q104   Meeting Type Annual General Meeting Ticker Meeting Date 29-Apr-05 ISIN PTPTC0AM0009 Agenda 700646752 - Management

Item	Proposal	Type	Vote	For/Against Management

2.	Approve the Board of Directors oral report on the Companys activities in the past FY	Mgmt	For	*
3.	Receive and adopt the audited annual report 2004 and approve the remuneration of the Board of Directors	Mgmt	For	*
4.	Approve to distribute the profit according to the adopted annual report 2004	Mgmt	For	*
5.	Approve the acquisition and the sale of the Companys own shares, including th e acquisition associated with the share buyback programme	Mgmt	For	*
6.	Amend the Numbers 2, 3, 5 and 6 of Article 13 of the Companys Articles of Ass ociation, to comply with Corporate Governance Regulations	Mgmt	For	*
7.

Approve to reduce the share capital, and notably on the reduction of up to EUR 116,648,505 for the purpose of releasing excess capital in connection with th e continuation of the share buyback programme initiated in 2004 and already pa rtially completed, by cancelling up to 116,648,505 PT shares to be acquired su bsequent to the execution of this resolution, in addition to corresponding res olutions relating to reserves, the

		Mgmt	For	*

reduction of outstanding convertible bonds issued by the company and amend the Articles of Association further to this re solution Article 4 of the Companys Articles of Association

1	Approve pursuant to Article 8, No. 4 of the Articles of Association,	Mgmt	For

* on the applicable parameters in the case of the future issuance of bonds convertible in to shares pursuant to a resolution which may be passed by the Board of Directors, in addition to the bonds convertible into shares already issued by the Com pany

2           Approve the waiver of the pre-emptive rights of shareholders in                   Mgmt                For                   * connection wit h the subscription of any possible issuance of convertible bonds referred to Resolution 8 of which may be realized pursuant to a resolution of the Board of Directors

3           Approve the issuance of bonds and any other types of securities,  Mgmt                For                   * of whatever nature, by the Board of Directors and, notably, on the determination of the amount pursuant to the terms of No. 3 of Article 8 and Sub-Paragraph e) of No. 1 of Article 15 of the Articles of Association

11.	Approve the acquisition and sale of own bonds and other type of own securities	Mgmt	For	*

PLEASE NOTE THAT THE MEETING TO BE HELD ON 01 APR 2005 HAS BEEN POSTPONED ACCO RDING TO STATE SHAREHOLDERS PROPOSAL AND THAT THE SECOND CONVOCATION WILL BE H ELD ON 29 APR 2005. PLEASE ALSO NOTE THE NEW CUTOFF DATE IS 15 APR 2005. IF YO U HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YO U DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

Non-Voting

PLEASE NOTE THAT THIS IS A REVISION DUE TO A CHANGE IN THE RECORD DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU.

Non-Voting

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	447700	0	25-Feb-05	25-Feb-05

Security Ticker ISIN	F77098105 FR0000131906		Meeting Type Annual General Meeting Meeting Date 29-Apr-05 Agenda 700661324 - Management
Item		Proposal	Type	Vote	For/Against Management

O.1

Receive the Management report from the Board of Directors and the report of th e Statutory Auditors on the accounts of the FYE on 31 DEC 2004, approve the co nsolidated accounts as they have been presented to it, drawn up pursuant to Ar ticles L. 23316 et sequence of the Commercial Code, showing net profits of EU R 3,551,000,000

		Mgmt	For	*
O.2

Receive the Management report from the Board of Directors and the report of th e Statutory Auditors on the accounts of the FYE 31 DEC 2004, approve, as speci fied, the accounts for this FY showing profits of EUR 251,877,027.36; and also the operations evidenced by these accounts or summarized as specified

		Mgmt	For	*
O.3

Approve to appropriate the results of the FY as follows: profits from the FY 2 51,877,027.36; allocation to the statutory reserves: nil; remainder 251,877,02 7.36; previous carry forward 6,365,889,800.58; distributable profits for the F Y 6,617,766,827.94; dividends 512,886,812.40; new carry forward: 6,104,880,015 .54; and distribute a net dividend of EUR 1.80 to

		Mgmt	For	*

each of the shares in the Co mpany entitled to dividends: either providing entitlement to a 50% tax reducti on where the beneficiaries are natural persons liable for income tax in France , in accordance with Article 138-3-2 of the Code general des impots General T ax Code in its new drafting; or not providing entitlement to a tax reduction in all other cases; the dividend shall be payable on 13 MAY 2005
O.4	Receive the report of the Statutory Auditors on agreements referred to in Arti cle L. 225-38 of the Commercial Code, and	Mgmt	For	*
deciding on the basis of this report , approve each of these agreements referred to therein ount of MXN 250,000,000.00

o.5	Approve to renew the term of office of Mrs. Dominique de La Mgmt For * Garanderie as a Di rector, for a term of 4 years, i.e. until the general meeting deciding on the accounts of the FYE 31 DEC 2008
o.6	Approve to renew the term of office of Mr. Itaru Koeda as a Mgmt For * Director, for a term of 4 years, i.e. until the general meeting deciding on the accounts of the FYE 31 DEC 2008
o.7	Approve to renew the term of office of Mr. Louis Schweitzer as a Mgmt For * Director, for a term of 4 years, i.e. until the general meeting deciding on the accounts of the FYE 31 DEC 2008

o.8

Grant full and final release of Mr. Pierre Alanche, whose term of                     Mgmt                          For                      * office ended in the FYE 31 DEC 2004, from any liability to which he may have been subject in the performance of his management duties

o.9 Receive the report of the Statutory Auditors on elements used for                      Mgmt               For                    * the determination of the remuneration of equity loans

o.10

Receive the report from the Board of Directors, authorize the                         Mgmt                           For                      * Board of Directors, pursuant to the provisions of Article L. 225209 of the Commercial Code, t o deal in the Companys own shares under the conditions and within the limits set forth in law and regulations, at the maximum purchase price of EUR 85 per share and minimum sale price of EUR 60 per share and maximum number of shares that may be acquired 10% of the registered capital, not exceeding EUR 2,421,96 5435; Authority expires at the end of 18 months

o.11      Authorize the Board of Directors, in accordance with Article                                   Mgmt                 For                   *

L.228-40 of the Commercial Code, to issue, on one or more occasions, both in France and abroad, in euros, in foreign currency, or in monetary units established by reference to several currencies, bonds up to a face value of EUR 4 billion, or its equivalent in foreign currencies, in such form and at such times, rates and conditions that it shall deem fit; Authority expires at the General Meeting to decide on the accounts for the FY 2005

e.12

Authorize the Board of Directors, pursuant to Article L.225-209 of                   Mgmt                           For                    * the Commercial Code, with the possibility to sub-delegate such authorization: to cancel, on one or more occasions, any shares acquired through the implementation of th e authorization granted in the 10 Resolution submitted to this General Meeting , or any resolution which may be substituted for the same, up to a limit, with in any period of 24 months, of 10% of the total number of shares making up the registered capital at the time of such operation, and, correlatively, to redu ce the registered capital by applying the amount of the difference between the redemption value of the shares and their par value against any issue premium item or reserve item in the accounts; and to amend the Articles of Association as a consequence and fulfill all necessary formalities; Authority expires at the end of 18 months

e.13

Receive the report from the Board of Directors and the special                                   Mgmt                           For                     * report from the Statutory Auditors, and pursuant to the provisions of Articles L. 225-129 et sequence of the Commercial Code; authorize the Board of Directors to proceed, on one or more occasions, in such proportions and at such times as it may thin k fit, whether in France or abroad, with the issue of shares of the Company as well as any securities of any nature whatsoever providing access, whether imm ediately and/or at a future date, to shares in the Company; that, in addition the par value of the loan securities liable to be issued pursuant to the deleg ation may not be greater than 3 billion euros, or its equivalent in foreign cu rrency; that the shareholders may exercise their preferential subscription rig hts for irreducible amounts under such conditions as provided by law; in addit ion, the Board of Directors shall have the possibility of granting shareholder s the right to subscribe, as reducible amounts, to a number of shares which is greater than the number they may subscribe to as irreducible amounts, proport ionally to their subscription rights and, in any event, up to the limit of the number they request; to exclude the shareholders preferential subscription r ights for shares issued by the conversion of bonds or by the exercise of warra nts; that the sum collected by the Company or which is to be collected by it f or each of the shares issued in the framework of the above delegation of power s, shall be at least equal to the par value of the shares; that the Board of D irectors shall have all powers, with the right to sub-delegate under those con ditions laid down by law, to implement this delegation of powers, in order in particular to determine the dates and terms of issue as well as the forms and characteristics of the securities to be created, fix the issue price and condi tions, the amounts to be issued, determine the date of possession and entitlem ent to dividends of the securities to be issued, which may be retroactive, the method for paying up the shares or other securities issued, and, where applic able, lay down conditions for their buy-back on the stock market, the possibil ity of suspension of the exercise of rights to the allotment of shares attache d to securities for a period which shall not exceed 3 months, fix the mechanis m for the preservation of rights of holders of securities providing future acc ess to the share capital of the company, in accordance with laws and regulatio ns; in addition, the Board may proceed, where necessary, with any and all dedu ctions from the issue premium including in particular for expenses incurred fo r the completion of the issue, and shall generally take all necessary steps an d conclude all agreements in order to complete such issues properly and observ e the capital increases arising from any issue undertaken through the use of t his delegation of powers and proceed with the correlative amendment; Authorit y expires at the general meeting called to decide on the accounts of the FY 20 06

e.14

Authorize the Board of Directors, pursuant to the provisions of                                   Mgmt                           For                    * Articles L. 22 5-129 et seq. of the Commercial Code: to proceed by way of public offering, on one or more occasions, in such proportions and at such times as it may think fit, whether in France or abroad, with the issue of shares of the Company as w ell as any securities of any nature whatsoever providing access, whether immed iately and/or at a future date, to shares in the Company, including where said securities are issued pursuant to Article L. 228-93 of the Commercial Code; a nd approve: that the amount of capital increases liable to be undertaken immed iately and/or at a future date pursuant to the above delegation of powers may not be greater than 300 million euros, to which sum shall be added, where nece ssary, the par value of supplementary shares to be issued in order to preserve , in compliance with the law, the rights of holders of securities providing en titlement to shares; that the par value of the loan securities liable to be is sued pursuant to the above delegation of powers may not be greater than three billion euros, or its equivalent in foreign currency; to exclude shareholder s preferential subscription rights for the securities to be issued; that if s ubscriptions by shareholders or members of the public do not absorb the entire issue of shares or securities as defined, the Board of Directors may use one or more of the following possibilities, in such order as it may think fit: lim it the issue to the number of subscriptions provided that this amounts to at l east three quarters of the planned amount of the issue; freely allot all or pa rt of the unsubscribed securities; offer all or part of the unsubscribed secur ities to the general public; that where the Board of Directors observes surplu s demand, the number of securities to be issued may be increased within 30 day s of the close of the subscription period, under those conditions provided in Article L. 225-135-1 of the Commercial Code, up to a limit of 15% of the initi al issue and at the same price as adopted for the initial issue; exclude share holders preferential subscription rights for shares issued by the conversion of bonds or by the exercise of warrants; that the issue price of the shares sh all be at least equal to the weighted average stock market price over the last 3 stock market sessions preceding the fixing of the price, with the possible application of a discount of up to 5%; that the Board of Directors shall have all powers, with the right to subdelegate under such conditions as laid down by law, to implement this delegation of powers, in order in particular to dete rmine the dates and terms of issue as well as the forms and characteristics of the securities to be created, to fix the issue price and conditions, to fix t he amounts to be issued, determine the date of possession and entitlement to d ividends of the securities to be issued, which may be retroactive, the method for paying up the shares or other securities issued, and, where applicable, la y down conditions for their buy-back on the stock market, the possibility of s uspension of the exercise of rights to the allotment of shares attached to sec urities for a period which shall not exceed 3 months, fix the mechanism for th e preservation of rights of holders of securities providing future access to t he share capital of the Company, in accordance with laws and regulations; in a ddition, the Board may proceed, where necessary, with any and all deductions f rom the issue premium s including in particular for expenses incurred for the completion of the issues, and shall generally take all necessary steps and co nclude all agreements in order to complete such issues properly and observe th e capital increases arising from any issue undertaken through the use of this delegation of powers and proceed with the correlative amendment of the Article s of Association; in the event of an issue of loan securities, the Board of Di rectors shall have all powers, with the possibility of subdelegating under th ose conditions laid down by law, in order to decide, in particular, on whether said securities shall be subordinated or not, on their interest rate, their t erm, the fixed or variable redemption price with or without a premium, the det ails of amortization depending on market conditions and the conditions under w hich said securities shall provide entitlement to shares in the Company; Auth ority expires at the general meeting called to decide on the accounts for the FY 2006

e.15

Authorize the Board of Directors: to increase the capital of the                       Mgmt                          For                     * company by a maximum par value of 300 million euros, by the successive or simultaneous issu e, on one or more occasions, of new shares in the Company in order to remunera te securities contributed in accordance with the provisions of Article L.225-1 48 of the Commercial Code in a public exchange offering concerning the shares of a company accepted for trading on a regulated market or officially listed i n a State which is a signatory to the agreement on the European Economic Area other than France or a Member State of the Organization for Economic Co-operat ion and Development; the par value for loan securities issued, if any, pursuan t to this authorization may not exceed 300 billion euros; the Board of Directo rs shall have all powers, with the right to sub-delegate under such conditions as laid down by law, deciding on a report by the Statutory Auditor or Statuto ry Auditors, to implement this delegation of powers, in order in particular to : fix the parity of exchange as well as the amount of the cash balance to be p aid, if any, observe the number of shares to be issued, determine the dates an d issue conditions, including in particular the price and date of entitlement to dividends, of the new shares or of the securities providing access immediat ely and/or at a future date to an amount of the share capital of the company, record, among the liabilities on the Companys balance sheet in a contributio n issue premium account, to which all shareholders shall be entitled, the dif ference between the issue price of the new shares and their par value, increas e s arising there from and proceed with the correlative amendment of the Arti cles of Association; Authority expires at the general meeting called to decide on the accounts for the FY 2006

e.16	Approve, as a consequence of the adoption of the Resolutions Mgmt For * 13, 14 and 15, to fix the maximum par value of loan securities liable to be issued pursuant to the authorization granted by the aforementioned resolutions at the sum of 3 bi llion euros, or its equivalent in foreign currency; and, fix the maximum par value of capital increases, whether immediate and/or at a future date, liable to be undertaken pursuant to the authorizations granted by the aforementioned resolutions, at the sum of 500 million euros, the euros, it being specified t hat to this par value shall be added, where necessary, the par value of supple mentary shares to be issued in order to preserve, in accordance with the law, the rights of holders of securities providing entitlement to shares

e.17

Authorize the Board of Directors, under the quorum and majority                    Mgmt                          For                     * conditions req uired for OGM, in order to increase the share capital, on one or more occasion s, by an amount of up to a maximum par value of one billion euros, by successi ve or simultaneous incorporation into the capital of all or part of the reserv es, profits or share issue premiums, contribution issue premiums or merger iss ue premiums, to be undertaken by the creation and gratuitous allotment of shar es or by the increase of the par value of shares or by the joint use of both o f these processes; and Authorize the Board of Directors, with the right to sub -delegate under those conditions laid down by law, in order in particular to d etermine the dates and mechanism of issue, fix the issue price and conditions, fix the amounts to be issued and, more generally, take all steps in order to ensure the proper completion of the same, accomplish all acts and formalities in order to make the corresponding capital increase s definitive and make the correlative amendments to the Articles of Association; Authority expires at the general meeting called to decide on the accounts for the FY 2006

e.18

Approve, in the framework of Articles L. 443-1 et seq. of the                          Mgmt                            For                    * Employment Code and Article L. 225-138-1 of the Commercial Code, to terminate, as of this gene ral meeting, the authorization granted to the Board of Directors by the Mixed General Meeting of 29 APR 2003, in the framework of the Resolution 27; authori ze the Board of Directors in order to proceed with a capital increase within a limit of 4% of the share capital, on one or more occasions, by its simple dec ision alone, through the issue of shares or other securities providing entitle ment to the share capital of the Company and reserved to members of (i) an ent erprise-level Company Savings Scheme, or (ii) a group-level Company Savings Sc heme, or (iii) a voluntary partnered group-or enterprise-level Company Saving s Scheme; employees or Corporate Officers of the Company or of a French or for eign Company in the Group and which is tied to the Group within the meaning of Article L. 225-180 of the Commercial Code and Article L. 444-3 of the Employm ent Code, and which is majority-held either directly or indirectly by the Comp any; approve to exclude the preferential subscription rights of shareholders, in favor of said beneficiaries; that the Board of Directors may provide for th e gratuitous attribution of shares or other securities granting access to the share capital of the Company, it being understood that the total advantage ari sing from such attribution and, where applicable, from the Companys complemen tary contribution and discount on the subscription price, may not exceed the s tatutory or regulatory limits; that the subscription price for new shares may neither be higher than the average of the opening price quoted in the last 20 stock-market sessions preceding the date of the meeting of the Board of Direct ors fixing the dates of beginning of subscriptions, nor less than 20% of said average or 30%, respectively, for the case of a savings scheme or voluntary pa rtnered Employees Savings Scheme; the characteristics of the issues of other securities providing entitlement to the share capital of the Company shall be determined by the Board of Directors under such conditions as laid down by reg ulations; authorize the Board of Directors in order to implement this delegati on of powers, including in particular to: decide on and fix the terms of the i ssue and attribution of gratuitous shares or other securities providing entitl ement to the share capital, pursuant to the authorization granted; decide on t he amount to issue, the issue price, the terms of each issue; determine the da tes for beginning and end of the subscription period; fix, within statutory li mits, the period granted to subscribers in order to pay up shares and, where a pplicable, other securities providing entitlement to the share capital of the Company; determine the date, which may be retroactive, for possession and enti tlement to dividends for the new shares and, as applicable, the other securiti es providing entitlement to the share capital of the Company; determine the te rms and conditions of operations to be undertaken pursuant to this authorizati on and request the listing of the created securities on the stock market where ver it may decide; the Board of Directors shall also have all powers, with the right to subdelegate such powers, in order to observe formally the capital in creases up to the amount of the shares actually subscribed to, proceed with th e correlative amendment of the Articles of Association, accomplish all operati ons and formalities either directly or though an agent as are connected to the capital increases by its simple decision, and, where it deems it fitting, ded uct the costs of the capital increases from the share issue premiums pertainin g thereto and deduct the necessary sums from said amount in order to increase the statutory reserve to 1/10th of the new share capital after each capital in crease and proceed with all formalities and declarations with all bodies and d o all that is otherwise necessary; Authority expires at the general meeting w hich is called to decide on the accounts for the FY 2006

e.19

Amend the Paragraph 4 of Article 9 of the Articles of Association                              Mgmt                           For                     * pursuant to the provisions of Ordinance No. 2004-604 of 24 JUN 2004, and to increase the s hareholding threshold fixed in the Articles of Association by increasing it to 2%, as specified

O.20	Grant all powers on the bearer of a copy or an extract of the Mgmt For * minutes of this meeting in order to proceed with all necessary filing and publications formalities as provided for by law

Verification Period: Registered Shares: 1 to 5 days prior to the                                          Non-Voting meeting date , depends on companys by-laws. Bearer Shares: 6 days prior to the meeting da te. French Resident Shareowners must complete, sign and forward the Proxy C ard directly to the sub custodian. Please contact your Client Service Represe ntative to obtain the necessary card, account details and directions. Th e following applies to Non-Resident Shareowners: Proxy Cards: ADP will f orward voting instructions to the Global Custodians that have become Registere d Intermediaries, on ADP Vote Deadline Date. In capacity as Registered Interm ediary, the Global Custodian will sign the Proxy Card and forward to the local custodian. If you are unsure whether your Global Custodian acts as Registered Intermediary, please contact ADP. Trades/Vote Instructions: Since France maintains a Verification Period, for vote instructions submitted that have a t rade transacted (sell) for either the full security position or a partial amou nt after the vote instruction has been submitted to ADP and the Global Custodi an advises ADP of the position change via the account position collection proc ess, ADP has a process in effect which will advise the Global Custodian of the new account position available for voting. This will ensure that the local cu stodian is instructed to amend the vote instruction and release the shares for settlement of the sale transaction. This procedure pertains to sale transact ions with a settlement date prior to Meeting Date + 1

PLEASE NOTE THAT THE MEETING HELD ON 18 APR 2005 Non-Voting HAS BEEN POSTPONED AND THAT T HE SECOND CONVOCATION WILL BE HELD ON 29 APR 2005. PLEASE ALSO NOTE THE NEW CU TOFF DATE. IF YOU HAVE ALREADY SENT YOUR VOTES, PLEASE DO NOT RETURN THIS PROX Y FORM UNLESS YOU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU. D. THANK YOU

PLEASE NOTE THAT THIS IS A REVISION DUE TO CHANGE Non-Voting

IN THE MEETING DATE. IF YOU HAVE ALREADY SENT IN YOUR VOTES, PLEASE DO NOT RETURN THIS PROXY FORM UNLESS Y OU DECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS. THANK YOU. FF DATE 05 APR 2005.THANK YOU

PLEASE NOTE THAT THIS IS A COMBINED GENERAL        Non-Voting MEETING. THANK YOU.

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	10800	0	14-Apr-05	14-Apr-05

Security Ticker ISIN	E8471S130 ES0173516115		Meeting Type Ordinary General Meeting Meeting Date 30-May-05 Agenda 700711244 - Management
Item		Proposal	Type	Vote	For/Against Management

1.

Approve, if appropriate, the annual financial statements, balance sheet, profi t and loss account and the annual report, and the Management report of Repsol YPF, S.A, of the consolidated annual financial statements, consolidated balanc e sheet, consolidated profit and loss account and the consolidated annual repo rt, and the consolidated Management report, for the FYE 31 DEC 2004 of the pro posal of application of its earnings and of the Management by the Board of Dir ectors during said year

		Mgmt	For	*
2.	Receive the information to the general shareholders meeting on the amendments to the regulations of the Board of Directors	Mgmt	For	*

3.

Amend the Chapter II of the title IV, related to the Board of Directors, the A rticle 40 related to the Audit, Article 47 related to resolution of disputes a nd the consequent remuneration of Article 38 and the consecutives of the Artic les of Association

		Mgmt	For	*
4.	Appoint or re-elect the Directors	Mgmt	For	*
5.	Appoint the Accounts Auditor of Repsol YPF, S.A and its consolidated Group	Mgmt	For	*
6.

Authorize the Board of Directors for the derivative acquisition of shares of R epsol YPF, S.A directly or through controlled Companies, within a period of 18 months from the resolution of the shareholders meeting, leaving without effec t the authorization granted by the ordinary general shareholders meeting held on 31 MAR 2004

		Mgmt	For	*

7. Authorize the Board of Directors to resolve the increase of the                Mgmt                            For                    *

capital stock, up to the maximum amount legally prescribed, with the possibility of excluding the preemptive rights, leaving without effect the 6th resolution of the general shareholders meeting held on 21 APR 2002

8.

Authorize the Board of Directors to issue debentures, bonds and any other fixed rate securities of analogous nature, simples or exchangeables by issued shares of other Companies, as well as promissory notes and preference shares, and to guarantee the issue of securities by the Companies within the group, leaving without effect, in the portion not used, the 12th resolution of the general shareholders meeting held on 28 JUN 2000

		Mgmt	For	*
9.	Grant authority to supplement, develop, execute, rectify or formalize the resolutions adopted by the general shareholders meeting	Mgmt	For	*

PLEASE NOTE IN THE EVENT THE MEETING DOES NOT REACH QUORUM, THERE WILL BE A SE COND CALL ON 31 MAY 2005. CONSEQUENTLY, YOUR VOTING INSTRUCTIONS WILL REMAIN V ALID FOR ALL CALLS UNLESS THE AGENDA IS AMENDED. THANK YOU

			Non-Voting
* Management position unknown
Account Number	Custodian	Ballot Shares	Shares On Loan	Vote Date	Date Confirmed
JF04	50P	115800	0	18-May-05	18-May-05

Security Ticker ISIN	Y74866107 KR7006400006		Meeting Type Annual General Meeting Meeting Date 28-Feb-05 Agenda 700640217 - Management
Item		Proposal	Type	Vote	For/Against Management

1           Approve the balance sheet, income statement and the statement               Mgmt               For                   * of appropriation of unappropriated retained earnings

2           Amend the Articles of Incorporation according to Section 433 of                 Mgmt               For                    * the Commercial Code, regarding the setting up of the limit of the number of Directors

3           Re-appoint Mr. Chul Han Bae as an Inside Director, according to   Mgmt                For                   * Section 191 Cl ause 16 of the Securities and Exchange Act

1           Appoint Mr. June Chull Chang as a new Outside Director,                         Mgmt                For                    * according to Section 1 91 Clause 16 of the Securities and Exchange Act

2           Approve the ceiling amount of remuneration for the Directors                      Mgmt               For                    * according to Sect ion 388 of the Commercial Code and Section 31 of the Articles of Incorporation of the Company

PLEASE NOTE THAT THIS IS A REVISION DUE TO DETAILED       Non-VotingAGENDA. IF YOU HAVE ALREA DY SENT IN YOUR VOTES,PLEASE DO NOT RETURN THIS PROXY FORM UNLESS YOUDECIDE TO AMEND YOUR ORIGINAL INSTRUCTIONS.THANK YOU.

* Management position unknown

Account Number Custodian Ballot Shares Shares On Vote Date Date Confirmed Loan

JF04 50P 33000 0 15-Feb-05 15-Feb-05

Security Ticker ISIN	Y74866107 KR7006400006		Meeting Type Annual General Meeting Meeting Date 28-Feb-05 Agenda 700644772 - Management
Item		Proposal	Type	Vote	For/Against Management

1	Approve the 2004 financial statements of the Company	Mgmt	For	*

2           Amend the Articles of Incorporation according to Section 433 of                 Mgmt               For         *                                the Commercial Code, regarding the setting up of the limit of the number of Directors

3           Re-appoint Mr. Chul Han Bae as a Inside Director and appoint                   Mgmt                For       *                                   Mr. June Chull Chang as a new Outside Director according to Section 191 Clause 16 of the Securities and Exchange Act

4           Approve the ceiling amount of remuneration for the Directors                      Mgmt               For        *                      according to Section 388 of the Commercial Code and Section 31 of the Article of Incorporation of the Company

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING        Non-VotingID 216781 DUE TO CHANGE IN RE SOLUTIONS. ALL VOTESRECEIVED ON THE PREVIOUS MEETING WILL BEDISREGARDED AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE. THANK YOU

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	33000	0	18-Feb-05	18-Feb-05

Security Ticker ISIN	S73544108 ZAE000006284		Meeting Type Annual General Meeting Meeting Date 07-Mar-05 Agenda 700628413 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and approve the financial statements for the YE SEP 2004	Mgmt	For	*
2.	Approve to confirm the appointment of the Directors Mr. J.E. Healey and Mr. B. Radebe, appointed subsequent to the last AGM	Mgmt	For	*

3.1	Re-elect Mr. D.C. Brink as a Director, who retires in terms of the Companys A rticles of Association	Mgmt	For	*
3.2	Re-elect Mr. M. Feldberg as a Director, who retires in terms of the Companys Articles of Association	Mgmt	For	*
3.3	Re-elect Mr. W. Pfarl as a Director, who retires in terms of the Companys Art icles of Association	Mgmt	For	*
3.4	Re-elect Mr. F.A. Sonn as a Director, who retires in terms of the Companys Ar ticles of Association	Mgmt	For	*
4.S.1

Authorize the Company and/or any of its subsidiaries, in terms of Companys Ar ticles of Association, to acquire shares issued by the Company, on the open ma rket of JSE, in terms of Sections 85 and 89 of the Companies Act 61 of 1973 t he Act and of the Listing Requirements of the JSE Securities Exchange South A frica JSE , not exceeding in aggregate 20% of the Companys shares in issue i n any 1 FY, at a price of no more than 10% of the weighted average market valu e of such shares over the previous 5 business days; Authority expires the ear lier of the next AGM or 15 months ; a press announcement will be

		Mgmt	For	*

published whe n the Company has acquired, on a cumulativebasis, 3% of the number of the sha res in issue and for eachsubsequent 3% purchased thereafter

4.O.1	Adopt the Sappi Limited Performance Share Incentive Plan as Mgmt For * specified

4.O.2

Authorize any subsidiary of the Sappi Limited Sappi Subsidiary , subject to the provisions of the Companies Act 61 of 1973 and the Listing Requirements o f JSE, to sell at the price at which the participant or Executive and Manager is allowed to acquire Sappi shares and transfer to: a) The Sappi Limited Share Incentive Scheme and, subject to the passing of Resolution 4.O.1, The Sappi L imited Performance Share Incentive Plan collectively the Schemes those numbe rs of Sappi shares repurchased by that Subsidiary but not exceeding 22,500,00 0, being the maximum number of Sappi shares available to the Schemes as may b e required by the Schemes when a participant to whom the Sappi shares will be allocated has been identified; b) Executives and Managers of Sappi that number of the Sappi shares repurchased by that Subsidiary as may be required to sati sfy the requirements of the employment contracts in terms of which Sappi share s are awarded to Executives and Managers

		Mgmt	For	*
4.O.3

Approve to place 24,000,000 of the total of the authorized but unissued shares in the capital of the Company namely 85,928,108 Sappi shares and 7,000,000 Sa ppi shares repurchased by a Subsidiary of Sappi under the control of the Direc tors and authorize the Directors, subject to Section 221 and 222 of the Compan ies Act 61, of 1973, and Listing Requirements of the JSE Securities Exchange S outh Africa, to issue and allot all or part of that total of Sappi shares

		Mgmt	For	*
4.O.4	Approve, with effect from 01 OCT 2004, the remuneration of the Non-Executive D irectors as specified	Mgmt	For	*
4.O.5	Authorize any Director of the Company to sign all such documents and to do all such things as may be necessary for or incidental to the implementation of th e resolutions passed at the 2004 AGM	Mgmt	For	*

5. Transact any other business                                                                             Other                 For                  *

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	371600	0	11-Jan-05	11-Jan-05

Security Ticker ISIN	803866102 ZAE000006896		Meeting Type Annual General Meeting Meeting Date 30-Nov-04 Agenda 700605706 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and approve the annual financial statements of the Company and of the Group for the YE 30 JUN 2004 together with the reports of the Directors and the Auditors	Mgmt	For	*
2.1	Re-elect Mr. P du P Kruger as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company s Articles of Association	Mgmt	For	*
2.2	Re-elect Mr. E le R Bradley as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company s Articles of Association	Mgmt	For	*
2.3	Re-elect Mr. B.P. Connellan as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company s Articles of Association	Mgmt	For	*
2.4	Re-elect Mr. L.P.A. Davies as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company s Articles of Association	Mgmt	For	*
2.5	Re-elect Mr. J.E. Schrempp as a Director, who retires in terms of Articles 75(d) and 75(e) of the Company s Articles of Association	Mgmt	For	*
3.	Re-appoint KMPG Inc as the Auditors	Mgmt	For	*
4.S1

Authorize the Directors of the Company or any of its subsidiaries, subject tothe provisions of the Companies Act 1973 and subject to the rules and requirements of the JSE, to repurchase shares in terms of this authority be effected through the order book operated by the JSE trading system and done without anyprior understanding or arrangement between the Company and the counter-party and such repurchases being effected by 1 appointed agent of the Company at anytime and may only be

		Mgmt	For	*

effected if after the repurchase the Company still complies with the minimum spread requirement of the JSE, at the maximum of 10% of the Company s issued ordinary share capital of the shares in the applicable class and any acquisition price of not more than 10% above the weighted average market value of the shares for the 5 business days; Authority expires the earlier of the next AGM or 15 months ; a paid press announcement will be publishedwhen the Company or its subsidiaries have cumulative repurchased 3% of the shares in issue at the time the authority was given

5.O1 Approve to place the unalloted and unissued shares under the	Mgmt For *

control of the Directors and authorize the Directors, to allot and issue such shares as they deem fit, subject to the provision that the aggregate number of ordinary sharesto be allotted and

issued in terms of this resolution shall be limited to 5% of the number of ordinary shares in issue at 30 NOV 2004 and subject to the terms and provisions of the Companies Act 1973 and the rules and requirements ofthe JSE and of the Securities

Regulation Panel

6.O2 Approve to pay the revised annual fees to the Non-Executive	Mgmt For * Directors of the Company with retroactive effect from 01 JUL 2004 as specified
* Transact any other business	Non-Voting

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	155000	0	28-Oct-04	28-Oct-04

Security Ticker ISIN	Y4935N104 KR7017670001		Meeting Type Annual General Meeting Meeting Date 11-Mar-05 Agenda 700648465 - Management
Item		Proposal	Type	Vote	For/Against Management

1	Approve the financial statements	Mgmt	For	*
2	Amend the Articles of Incorporation Mgmt For *

3	Approve the remuneration limit for the Directors	Mgmt	For	*

4.1.1 Elect Mr. Shin Bae Kim as a Director	Mgmt	For	*
4.1.2 Elect Mr. Bang Hyung Lee as a Director	Mgmt	For	*
4.2.1 Elect Mr. Dae Gyu Byun as a Outside Director	Mgmt	For	*
4.2.2 Elect Mr. Seung Taek Yang as a Outside Director	Mgmt	For	*
4.2.3 Elect Mr. Jae Seung Yoon as a Outside Director	Mgmt	For	*

4.2.4	Elect Mr. Sang Jin Lee as a Outside Director Mgmt For *
4.3	Elect Mr. Dae Sik Kim as a Outside Directors who will be Mgmt For * Member of the Auditor s Committee

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	17470	0	25-Feb-05	25-Feb-05

Security Ticker ISIN	J86914108 JP3585800000		Meeting Type Annual General Meeting Meeting Date 28-Jun-05 Agenda 700742073 - Management
Item		Proposal	Type	Vote	For/Against Management

1 Management Proposals	Mgmt For *
2 Approve Allocation of Income, Including the Following Dividends:	Mgmt For * Interim JY 30, Final JY 30, Special JY 0
3.1	Elect Director Mgmt For *
3.2	Elect Director Mgmt For *
3.3	Elect Director Mgmt For *
3.4	Elect Director Mgmt For *
3.5	Elect Director Mgmt For *
3.6	Elect Director Mgmt For *

3.7 Elect Director                                                                                                 Mgmt                For                   *

3.8 Elect Director                                                                                                 Mgmt                For                   *

3.9 Elect Director                                                                                                 Mgmt                For                   *

3.10 Elect Director                                                                                                Mgmt               For                    *

3.11 Elect Director                                                                                                Mgmt               For                    *

3.12 Elect Director                                                                                                Mgmt               For                    *

3.13 Elect Director                                                                                                Mgmt               For                    *

3.14 Elect Director                                                                                                Mgmt               For                    *

3.15 Elect Director                                                                                                Mgmt               For                    *

3.16 Elect Director                                                                                                Mgmt               For                    *

3.17	Elect Director	Mgmt	For	*
3.18	Elect Director	Mgmt	For	*
3.19	Elect Director	Mgmt	For	*
4	Approve Retirement Bonuses for Directors and Special Payments to Continuing Directors and Statutory Auditors in Connection with Abolition of Retirement Bonus System	Mgmt	For	*
5	Approve Adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors	Mgmt	For	*
6	Shareholder Proposals	Mgmt	For	*
7	Approve Alternate Allocation of Income	Shr	Against	*
8	Amend Articles to Require Prompt Disclosure of Individual Director Remuneration Levels	Shr	Against	*
9	Amend Articles to Give Shareholders the Right to Investigate Management Problems and Demand the Creation of an Investigation Committee	Shr	Against	*
10	Amend Articles to Require Shutdown of All Nuclear Reactors Designed in 1978 or Earlier	Shr	Against	*

11	Amend Articles to Require Local Community Consent for	Shr	Against

* Operation of Nuclear Facilities in Which Damage Has Been Discovered
12 Amend Articles to Require Company to Not Provide Spent	Shr Against * Nuclear Fuel to Rokkasho Reprocessing Plant

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
			Loan
JF04	50P	211900	0	09-Jun-05	09-Jun-05

Security Ticker ISIN	J86914108 JP3585800000		Meeting Type Annual General Meeting Meeting Date 28-Jun-05 Agenda 700756515 - Management
Item		Proposal	Type	Vote	For/Against Management

1           Approve Allocation of Income, Including the Following Dividends:    Mgmt               For                    *          Interim JY 30, Final JY 30, Special JY 0

2           Elect Mr. Yasushi Aoyama as a Director                                                              Mgmt                For                    *

2.2	Elect Mr. Tsunehisa Katsumata as a Director Mgmt For *
2.3	Elect Mr. Shigeru Kimura as a Director Mgmt For *
2.4	Elect Mr. Masataka Shimizu as a Director Mgmt For *
2.5	Elect Mr. Susumu Shirakawa as a Director Mgmt For *

2.6	Elect Mr. Shigemi Tamura as a Director Mgmt For *
2.7	Elect Mr. Ichirou Takekuro as a Director Mgmt For *
2.8	Elect Mr. Katsutoshi Chikudate as a Director	Mgmt	For	*
2.9	Elect Mr. Norio Tsuzumi as a Director	Mgmt	For	*
2.10	Elect Mr. Hisao Naitou as a Director	Mgmt	For	*
2.11	Elect Mr. Akio Nakamura as a Director	Mgmt	For	*
2.12	Elect Mr. Takuya Hattori as a Director	Mgmt	For	*
2.13	Elect Mr. Yuuichi Hayase as a Director	Mgmt	For	*
2.14	Elect Mr. Takashi Hayashi as a Director	Mgmt	For	*
2.15	Elect Mr. Takashi Fujimoto as a Director	Mgmt	For	*
2.16	Elect Mr. Teruaki Masumoto as a Director	Mgmt	For	*

2.17	Elect Mr. Katsumi Mizutani as a Director	Mgmt	For	*

2.18 Elect Mr. Tomijirou Morita as a Director                                                          Mgmt               For                    *

2.19 Elect Mr. Yoshihisa Morimoto as a Director                                                    Mgmt                For                   *

3.	Approve Retirement Bonuses for Directors and special payments to Continuing Directors and Statutory Auditors in connection with abolition of Retirement Bonus System	Mgmt	For	*
4.	Approve adjustment to Aggregate Compensation Ceilings for Directors and Statutory Auditors	Mgmt	For	*
5.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Approve alternate allocation of income	Shr	Against	*
6.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Amend Articles to Require Pr ompt Disclosure of Individual Director Remuneration Levels	Shr	Against	*
7.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Amend Articles to Give Share holders the Right to Investigate Management Problems and Demand the Creation o f an Investigation Committee	Shr	Against	*
8.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Amend Articles to Require Sh utdown of All Nuclear Reactors Designed in 1978 or Earlier	Shr	Against	*

9. PLEASE NOTE THAT THIS IS A SHAREHOLDERS                              Shr                   Against              *   PROPOSAL: Amend Articles to Require Lo cal Community Consent for Operation of Nuclear Facilities in Which Damage Has Been Discovered

10.	PLEASE NOTE THAT THIS IS A SHAREHOLDERS PROPOSAL: Amend Articles to Require Company to Not Provide Spent Nuclear Fuel to Rokkasho Reprocessing Plant		Shr	Against	*

PLEASE NOTE THAT THIS IS AN AMENDMENT TO MEETING 244416 DUE TO CHANGE IN THE N UMBER OF RESOLUTION. ALL VOTES RECEIVED ON THE PREVIOUS MEETING WILL BE DISREG ARDED AND YOU WILL NEED TO REINSTRUCT ON THIS MEETING NOTICE. THANK YOU.

Non-Voting
* Management position unknown Account Number JF04	Custodian 50P	Ballot Shares 211900	Shares On Loan 0	Vote Date 17-Jun-05	Date Confirmed 17-Jun-05

Security Ticker ISIN	G9400S108 BMG9400S1089		Meeting Type Annual General Meeting Meeting Date 13-Aug-04 Agenda 700572060 - Management
Item		Proposal	Type	Vote	For/Against Management

1.	Receive and approve the audited financial statements and the reports of the Directors and the Auditors for the YE 31 MAR 2004	Mgmt	For	*
2.	Declare a final dividend for the YE 31 MAR 2004	Mgmt	For	*
3.1	Re-elect Mr. Raymond CH IEN Kuo Fung as a Director and authorize the Board ofDirectors to fix the remuneration	Mgmt	For	*
3.2	Re-elect Mr. William FUNG Kwok Lun as a Director and authorize the Board of Directors to fix the remuneration	Mgmt	For	*

4.	Re-appoint Messrs. KPMG as the Auditors and authorize the Board of Directors to fix their remuneration	Mgmt	For	*
5.

Authorize the Directors of the Company, subject to this resolution, The StockExchange of Hong Kong Limited Stock Exchange and in accordance with all applicable laws and the provisions in the Rules Governing the Listing of Securities on the Stock Exchange, to repurchase ordinary shares of USD 0.05 each in the share capital of the Company provided that the aggregate nominal amount ofthe shares repurchased does not exceed 10% of the aggregate nominal amount ofthe share capital of the Company; Authorization expires earlier at the conclusion of the AGM of the Company held in 2005 or being revoked, renewed or varied

		Mgmt	For	*

6. Authorize the Directors to allot, issue and deal with additional               Mgmt                For                   *

authorized and unissued shares in the capital of the Company, and make or grant offers, agreements and options during and after the relevant period, not exceeding 20% ofthe aggregate nominal amount of the issued share capital of the Company at the date of passing this resolution; and the nominal amount of share capital repurchased after passing of this resolution otherwise than pursuant to: i) a rights issue; or ii) any share option scheme or similar arrangement; or iii) any scrip dividend or similar arrangement; Authority expires the earlier of the conclusion of the next AGM of the Company held in 2005 or being revoked, renewed or varied

2           Approve, conditional upon the passing of Resolutions 5 and 6, to   Mgmt                For        *                      extend the general mandate granted to the Directors to allot, issue and deal with the shares pursuant to Resolution 5, by an amount representing the aggregate nominal amount of the share capital repurchased pursuant to Resolution 6, provided that such amount does not exceed 10% of the aggregate nominal amount of the issued share capital of the Company at the date of passing this resolution

S.8

Amend the Bye-Laws of the Company by: a) inserting the new                      Mgmt                           For                     *        definitions in Bye-Law 1; b) substituting the existing definitions of writing and printing in Bye-Law 1 with the new definitions; c) substituting the existing Bye-Law 3(A)with the new Bye-Law 3(A); d) substituting the existing Bye-Law 58(B) with the new Bye-Law 58(B); e) inserting the new words in Bye-Law 10; f) inserting the new sentence at the end of Bye-Law 13(C); g) deleting the existing Bye-Law 35 in its entirety and replacing with the new Bye-Law 35; h) inserting the words after the words The registration of transfers may in Bye-Law 42; i) inserting the sentence at the end of Bye-Law 75; j) substituting the existing Bye-Law 80 with the new Bye-Law 80; k) inserting the following new Bye-Law 84(C); l)inserting the words at the end of Bye-Law 85; m) substituting the existing Bye-Law 92A with the new Bye-Law 92A; n) substituting the existing Bye-Law 103(C) with the new Bye-Law 103(C); o) substituting the existing Bye-Law 103(E) with the new Bye-Law 103(E); p) deleting the specified words in 113(C) and inserting the new words at the end of the Bye-Law 113(C); q) inserting the words inBye-Law 156(A); r) inserting the words in 156(B); s) inserting the new Bye-Law156A; t) inserting the new Bye-Law 156B; u) substituting the words in Bye-Law160 with the specified words; v) substituting the existing Bye-Law 162 with the new Bye-Law 162; w) inserting the new Bye-Law 166A

* Management position unknown

Account Number	Custodian	Ballot Shares	Shares On	Vote Date	Date Confirmed
JF04	50P	773015	0	20-Jul-04	20-Jul-04